As filed with the Securities and Exchange Commission on May 25, 2011
Securities Act File No. 333-172550
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. 3	☑
Post-Effective Amendment No.	☐

FIDUS INVESTMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Form N-5
REGISTRATION STATEMENT OF SMALL BUSINESS
INVESTMENT COMPANY
UNDER
THE SECURITIES ACT OF 1933
AND
THE INVESTMENT COMPANY ACT OF 1940
Pre-Effective Amendment No. 3
FIDUS MEZZANINE CAPITAL, L.P.
(Exact Name of Registrant as Specified in Charter)

1603 Orrington Avenue, Suite 820
Evanston, Illinois 60201
(Address of Principal Executive Offices)

(847) 859-3940
(Registrant’s Telephone Number, including Area Code)

Edward H. Ross
Chief Executive Officer
1603 Orrington Avenue, Suite 820
Evanston, Illinois 60201
(Name and Address of Agent for Service)

WITH COPIES TO:

Jonathan H. Talcott Nelson Mullins Riley & Scarborough LLP 101 Constitution Avenue, NW, Suite 900 Washington, D.C. 20001 Telephone: (202) 712-2806 Facsimile: (202) 712-2856	Steven B. Boehm Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, D.C. 20004-2415 Telephone: (202) 383-0100 Facsimile: (202) 637-3593	John A. Good Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 38103-3672 Telephone: (901) 543-5901 Facsimile: (888) 543-4644

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to section 8(c)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 25, 2011

PRELIMINARY PROSPECTUS
4,666,667 Shares
FIDUS INVESTMENT CORPORATION
Common Stock

We provide customized mezzanine debt and equity financing solutions to lower middle-market companies located throughout the United States. Upon completion of this offering, we will be an externally managed, closed-end, non-diversified management investment company that will elect to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

This is an initial public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us. We have applied to have our common stock approved for quotation on The Nasdaq Global Market under the symbol “FDUS.”

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be $15.00 per share. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering will likely increase. Assuming an initial public offering price of $15.00 per share, purchasers in this offering will experience immediate dilution of approximately $0.58 per share. See “Dilution” for more information.

In the formation transactions described in this prospectus, we will acquire 100.0% of the limited partnership interests of Fidus Mezzanine Capital, L.P., a Delaware limited partnership licensed as a small business investment company by the United States Small Business Administration. We will also acquire 100.0% of the membership interests in Fidus Mezzanine Capital, GP, LLC, the general partner of Fidus Mezzanine Capital, L.P. See “Summary — Formation Transactions” for more information.

Fidus Investment Advisors, LLC will serve as our investment advisor and as our administrator.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 18 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information will be available free of charge by contacting us at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations, by accessing our website at http://www.fdus.com or by calling us at (847) 859-3940. The SEC also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$15.00	$70,000,005
Sales load (underwriting discounts and commissions)	$1.05	$4,900,000
Proceeds to us, before expenses(1)	$13.95	$65,100,005

(1)	We estimate that we will incur offering expenses of approximately $1,650,000, or approximately $0.35 per share, in connection with this offering. All of these offering expenses will be borne indirectly by investors in this offering and will immediately reduce the net asset value of each investor’s shares. We estimate that the net proceeds to us after expenses will be approximately $63.5 million, or approximately $13.60 per share.

In addition, the underwriters may purchase up to an additional 700,000 shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $5,635,000, and total proceeds, before expenses, will be $74,865,005.

The underwriters will reserve up to           shares from this offering for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with us.

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about          , 2011.

Morgan Keegan

Baird

BB&T Capital Markets A Division of Scott & Stringfellow, LLC

Oppenheimer & Co.

The date of this prospectus is          , 2011

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors,” the consolidated financial statements and the related notes of Fidus Mezzanine Capital, L.P. included elsewhere in this prospectus.

As used in this prospectus, except as otherwise indicated, the terms “we,” “us” and “our” refer to Fidus Mezzanine Capital, L.P., a Delaware limited partnership, for the periods prior to consummation of the formation transactions (described below) and this offering, and refer to Fidus Investment Corporation, a Maryland corporation, and its consolidated subsidiaries, including Fidus Mezzanine Capital, L.P., for the periods after the consummation of the formation transactions and this offering. As used in this prospectus the term “our investment advisor” refers to Fidus Capital, LLC prior to the consummation of our formation transactions and Fidus Investment Advisors, LLC after the consummation of our formation transactions. The investment professionals of Fidus Capital, LLC will be the investment professionals of Fidus Investment Advisors, LLC.

In conjunction with the consummation of this offering, in what we sometimes refer to in this prospectus as the “formation transactions,” Fidus Investment Corporation will acquire Fidus Mezzanine Capital, L.P. through the merger of Fidus Mezzanine Capital, L.P. with a wholly-owned subsidiary of Fidus Investment Corporation and a merger of Fidus Mezzanine Capital GP, LLC with and into a wholly-owned subsidiary of Fidus Investment Corporation. For a detailed discussion of such transactions, see “Formation Transactions; Business Development Company and Regulated Investment Company Elections.” In addition, upon consummation of the formation transactions, Fidus Mezzanine Capital, L.P. will terminate its management services agreement with Fidus Capital, LLC, and we will enter into an investment advisory and management agreement with Fidus Investment Advisors, LLC. In addition, Fidus Investment Advisors, LLC will serve as our administrator pursuant to a separate administration agreement.

When reading this prospectus, it is important to note that the historical financial statements and other historical financial information included herein are those of Fidus Mezzanine Capital, L.P. Prior to the consummation of the formation transactions and this offering, Fidus Mezzanine Capital, L.P. was not regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain restrictions imposed by the 1940 Act on business development companies; and, if Fidus Mezzanine Capital, L.P. had been regulated as a business development company under the 1940 Act, Fidus Mezzanine Capital, L.P.’s performance may have been adversely affected. Upon consummation of this offering and the formation transactions, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes we intend to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Unless indicated otherwise or the context requires, all information in this prospectus assumes no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock and an initial public offering price of $15.00 per share.

Fidus Investment Corporation

We provide customized mezzanine debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. We were formed to continue and expand the business of Fidus Mezzanine Capital, L.P., a fund formed in February 2007 that is licensed by the United States Small Business Administration (the “SBA”) as a small business investment company (an “SBIC”) and to make investments in portfolio companies directly at the parent level. Upon consummation of this offering and the formation transactions, we will acquire Fidus Mezzanine Capital,

L.P. as our wholly-owned SBIC subsidiary. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries. Since commencing operations in 2007, we have invested an aggregate of $170.4 million in 21 portfolio companies.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. We expect that our investments will typically range between $5.0 million and $15.0 million per portfolio company.

As of March 31, 2011, we had debt and equity investments in 16 portfolio companies with an aggregate fair value of $143.7 million. The weighted average yield on all of our debt investments as of March 31, 2011 was 14.9%. Yields are computed using the effective interest rates as of March 31, 2011, including accretion of original issue discount, divided by the weighted average cost of debt investments. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The lower middle-market represents a large, underserved market.  According to Dun & Bradstreet, as of January 31, 2011, there were approximately 105,000 companies in the lower middle-market, defined as companies with revenues between $10.0 million and $150.0 million. We believe that lower middle-market companies, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with more financing options.

Recent credit market dislocation for lower middle-market companies has created an opportunity for attractive risk-adjusted returns.  We believe the credit crisis that began in 2007 and the subsequent exit from lower middle-market lending of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in our market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

Large pools of uninvested private equity capital should drive future transaction velocity.  According to Pitchbook, as of June 30, 2010, there was approximately $42 billion of uninvested capital raised by private equity funds under $500.0 million in fund size with vintage years from 2005 to 2010. As a result, we expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors.

Future refinancing activity is expected to create additional investment opportunities.  A high volume of debt financings completed between the years 2005 and 2008 is expected to mature in the coming years. Based on Standard & Poor’s LCD middle-market statistics, an aggregate of $113.9 billion middle-market loans were issued from 2004 to 2007 and are expected to mature in five to seven years. We believe this supply of opportunities coupled with limited financing providers will continue to produce for us investment opportunities with attractive risk-adjusted returns.

Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

Leveraging the Experience of Our Investment Advisor.  Our investment advisor’s investment professionals have an average of over 20 years of experience investing in, lending to and advising companies across changing market cycles. These professionals have diverse backgrounds with prior experience in senior management positions at investment banks, specialty finance companies, commercial banks and privately and publicly held companies and have extensive experience investing across all levels of the capital structure of middle-market companies. The members of our investment advisor have invested more than $750 million in mezzanine debt, senior secured debt (including unitranche debt) and equity securities of primarily lower middle-market companies. We believe this experience provides our investment advisor with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this understanding positions our investment advisor to effectively identify, assess, structure and monitor our investments.

Capitalizing on Our Strong Transaction Sourcing Network.  Our investment advisor’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, financial intermediaries and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner helps generate a steady stream of new investment opportunities and proprietary deal flow. Further, we anticipate that we will obtain leads from our greater visibility as a publicly-traded business development company. Since commencing operations in 2007, the investment professionals of our investment advisor have reviewed over 850 investment opportunities primarily in lower middle-market companies through March 31, 2011.

Serving as a Value-Added Partner with Customized Financing Solutions.  We follow a partnership-oriented approach in our investments and focus on opportunities where we believe we can add value to a portfolio company. We primarily concentrate on industries or market niches in which the investment professionals of our investment advisor have prior experience. The investment professionals of our investment advisor also have expertise in structuring securities at all levels of the capital structure, which we believe positions us well to meet the needs of our portfolio companies. We will invest in mezzanine debt securities, typically coupled with an equity interest; however, on a selective basis we may invest in senior secured or unitranche loans. Further, as a publicly-traded business development company, we will have a longer investment horizon without the capital return requirements of traditional private investment vehicles. We believe this flexibility will enable us to generate attractive risk-adjusted returns on invested capital and enable us to be a better long-term partner for our portfolio companies. We believe that by leveraging the industry and structuring expertise of our investment advisor coupled with our long-term investment horizon, we are well positioned to be a value-added partner for our portfolio companies.

Employing Rigorous Due Diligence and Underwriting Processes Focused on Capital Preservation.  Our investment advisor follows a disciplined and credit-oriented approach to evaluating and investing in companies. We focus on companies with proven business models, significant free cash flow, defensible market positions and significant enterprise value cushion for our debt investments. In making investment decisions, we seek to minimize the risk of capital loss without foregoing the opportunity for capital appreciation. Our investment advisor’s investment professionals have developed extensive due diligence and underwriting processes designed to assess a portfolio company’s prospects and to determine the appropriate investment structure. Our investment advisor thoroughly analyzes each potential portfolio company’s competitive position, financial performance, management team, growth potential and industry attractiveness. As part of this process, our investment advisor also participates in meetings with management, tours of facilities, discussions with industry professionals and third-party reviews. We believe this approach enables us to build and maintain an attractive investment portfolio that meets our return and value criteria over the long term.

Actively Managing our Portfolio.  We believe that our investment advisor’s initial and ongoing portfolio review process allows us to effectively monitor the performance and prospects of our portfolio companies. We seek to obtain board observation rights or board seats with respect to our portfolio companies, and we conduct monthly financial reviews and regular discussions with portfolio company management. We structure our investments with a comprehensive set of financial maintenance, affirmative and negative covenants. We believe that active monitoring of our portfolio companies’ covenant compliance provides us with an early warning of any financial difficulty and enhances our ability to protect our invested capital.

Maintaining Portfolio Diversification.  We seek to maintain a portfolio of investments that is diversified among companies, industries and geographic regions. We have made investments in portfolio companies in the following industries: business services, industrial products and services, value-added distribution, healthcare products and services, consumer products and services (including retail, food and beverage), defense and aerospace, transportation and logistics, government information technology services and niche manufacturing. We believe that maintaining a diversified portfolio helps mitigate the potential effects of negative economic events for particular companies, regions and industries.

Benefiting from Lower Cost of Capital.  Fidus Mezzanine Capital, L.P.’s SBIC license allows us to issue debt securities that are guaranteed by the SBA, which we refer to as “SBA debentures.” These SBA debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower-cost SBA leverage is, and will continue to be, a significant part of our funding strategy, our relative cost of debt capital should be lower than many of our competitors. We may also apply for a second SBIC license through which we may issue more SBA debentures to fund additional investments; however, we can make no assurances that, if we do apply, the SBA will approve such application. The SBA regulations currently limit the amount that is available to be borrowed by Fidus Mezzanine Capital, L.P. to $150.0 million. If we apply and are approved by the SBA for a second SBIC license, the maximum amount of outstanding SBA debentures for two or more SBICs under common control cannot exceed $225.0 million.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow.  Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership.  We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions.  We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base.  We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Invested Capital.  We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy.  We invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the company resulting in repayment of all outstanding debt and equity; (b) the recapitalization of the company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the company. In some investments, there may be scheduled amortization of some portion of our debt investment which would result in a partial exit of our investment prior to the maturity of the debt investment.

Portfolio Companies

As of March 31, 2011, 76.4% of our investments were mezzanine debt, 14.1% were senior secured debt and 9.5% were equity securities based on cost. Based upon information provided to us by our portfolio companies (which we have not independently verified), our portfolio had a total net debt to EBITDA ratio of approximately 3.5 to 1.0 and an EBITDA to interest expense ratio of 3.0 to 1.0. In calculating these ratios, we included all portfolio company debt, EBITDA and interest expense as of December 31, 2010, including debt junior to our debt investments. If we excluded debt junior to our debt investments in calculating these ratios, the ratios would be 3.4 to 1.0 and 3.1 to 1.0, respectively. At March 31, 2011, we had an equity ownership in 81.3% of our portfolio companies and the average fully diluted equity ownership in such portfolio companies was 9.2%.

The following table sets forth the cost and fair value of our investments by portfolio company as of March 31, 2011.

			Cost of	Fair Value
Company	Nature of Principal Business	Type	Investment	of Investment
			(Dollars in thousands)

Avrio Technology Group, LLC	Provider of electronic components and software	Debt/Equity	$9,185	$9,185
Brook & Whittle Limited	Specialty label printer	Debt/Equity	8,298	8,581
Caldwell & Gregory, LLC	Laundry room operator	Debt/Equity	9,257	9,753
Casino Signs & Graphics, LLC	Sign manufacturer	Debt	4,500	934
Connect-Air International, Inc.	Distributor of wire and cable assemblies	Debt/Equity	9,106	9,106
Fairchild Industrial Products Company	Manufacturer of pneumatic and mechanical process controls	Debt	9,150	9,150
Goodrich Quality Theaters, Inc.	Movie theater operator	Debt/Equity	12,647	14,265
Interactive Technology Solutions, LLC	Government information technology services	Debt/Equity	5,565	5,465
Jan-Pro International, LLC	Franchisor of commercial cleaning services	Debt/Equity	8,136	7,995
K2 Industrial Services, Inc.	Industrial cleaning and coatings	Debt	8,000	8,240
Paramount Building Solutions, LLC	Janitorial services provider	Debt/Equity	7,553	9,361
Simplex Manufacturing Co.	Provider of helicopter tank systems	Debt/Equity	4,924	4,393
TBG Anesthesia Management, LLC	Physician management company	Debt/Equity	11,076	11,456
Tulsa Inspection Resources, Inc.	Pipeline inspection services	Debt/Equity	4,728	4,432
Westminster Cracker Company, Inc.	Specialty cracker manufacturer	Debt/Equity	7,863	7,863
Worldwide Express Operations, LLC	Franchisor of shipping and logistics services	Debt/Equity	18,680	23,473

		Total:	$138,668	$143,652

Recent Developments

On April 6, 2011, we invested $8.1 million of subordinated debt and equity securities in Nobles Manufacturing, Inc., a leading manufacturer of ammunition feed systems and components and centrifugal dryers.

On April 12, 2011, we invested $4.8 million of subordinated debt and equity securities in Medsurant Holdings, LLC, a provider of intraoperative monitoring technology and services.

In April 2011, Fidus Mezzanine Capital, L.P. made a $1.5 million distribution to its general and limited partners.

About Our Advisor

The investment activities of Fidus Mezzanine Capital, L.P. are currently managed by Fidus Capital, LLC. Upon consummation of the formation transactions and this offering, Fidus Mezzanine Capital, L.P. will terminate the current management services agreement with Fidus Capital, LLC, and we will enter into an investment advisory and management agreement (the “Investment Advisory Agreement”) with Fidus Investment Advisors, LLC, as our investment advisor. The investment professionals of Fidus Capital, LLC, who are also the investment professionals of Fidus Investment Advisors, LLC, are responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Fidus Investment Advisors, LLC is a newly formed Delaware limited liability company that is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, Fidus Investment Advisors, LLC will serve as our administrator pursuant to an administration agreement (the “Administration Agreement”). Our investment advisor has no prior experience managing or administering any business development company.

Our relationship with our investment advisor will be governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. See “Related-Party Transactions and Certain Relationships — Conflicts of Interest.” Pursuant to the terms of the Investment Advisory Agreement, our investment advisor will provide us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to our investment advisor. These fees are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts); therefore, our investment advisor will benefit when we incur debt or use leverage. See “Risk Factors — Our incentive fee structure may create incentives for our investment advisor that are not fully aligned with the interests of our stockholders.” Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review our investment advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether the fees and expenses (including those related to leverage) that we pay to our investment advisor remain appropriate.

Formation Transactions

Fidus Investment Corporation is a newly organized Maryland corporation formed on February 14, 2011, for the purpose of raising capital in this offering, acquiring 100.0% of the equity interests in Fidus Mezzanine Capital, L.P. and Fidus Mezzanine Capital GP, LLC, and thereafter operating as an externally managed, closed-end, non-diversified management investment company that will elect to be regulated as a business development company under the 1940 Act. Immediately prior to our election to be treated as a business development company under the 1940 Act and the closing of this offering, we will consummate the following formation transactions:

•	We will acquire 100.0% of the limited partnership interests in Fidus Mezzanine Capital, L.P. through the merger of Fidus Mezzanine Capital, L.P. with a limited partnership that is our wholly-owned subsidiary. As a result of this merger, Fidus Mezzanine Capital, L.P. will be the surviving entity and will become our wholly-owned subsidiary, retain its SBIC license, continue to hold its existing investments and make new investments with a portion of the net proceeds of this offering. Fidus Mezzanine Capital, L.P. will also elect to be regulated as a business development company under the 1940 Act. The limited partners hold 91.3% of the partnership interests of Fidus Mezzanine Capital, L.P. In exchange for their partnership interests, we will issue 3,702,778 shares of common stock, assuming an initial offering price of $15.00 per share, to the limited partners of Fidus Mezzanine Capital, L.P. having an aggregate value of $55.5 million (which represents the limited partners’ share of the net asset value of Fidus Mezzanine Capital, L.P. as of the most recent quarter end for which financial statements have been included in this prospectus, plus any additional cash contributions to Fidus Mezzanine Capital, L.P. by the limited partners following such quarter end but prior to the closing of the merger, less any cash distributions to the limited partners following such quarter end but prior to the closing of the merger).

•	We will acquire 100.0% of the equity interests in Fidus Mezzanine Capital GP, LLC, the general partner of Fidus Mezzanine Capital, L.P., from the members of Fidus Mezzanine Capital GP, LLC through the merger of Fidus Mezzanine Capital GP, LLC with and into Fidus Investment GP, LLC, our wholly-owned subsidiary. Fidus Investment GP, LLC will be the surviving entity and, as a result, we will acquire 100.0% of the general partnership interest in Fidus Mezzanine Capital, L.P. Fidus Mezzanine Capital GP, LLC holds 8.7% of the partnership interests in Fidus Mezzanine Capital, L.P. and no other interests or assets. The members of Fidus Mezzanine Capital GP, LLC will not receive any consideration in exchange for their carried interest in Fidus Mezzanine Capital, L.P. In exchange for its partnership interests in Fidus Mezzanine Capital, L.P., we will issue 353,743 shares of common stock, assuming an initial offering price of $15.00 per share, to Fidus Mezzanine Capital GP, LLC having an aggregate value of $5.3 million (which consideration has been calculated on the same basis as the consideration paid to the limited partners of Fidus Mezzanine Capital, L.P. described above). Such shares will be distributed to the members of Fidus Mezzanine Capital GP, LLC in exchange for their equity interest in Fidus Mezzanine Capital GP, LLC.

Fidus Mezzanine Capital GP, LLC and the limited partners of Fidus Mezzanine Capital, L.P. have each approved the formation transactions. Prior to consummation of the formation transactions, we must also receive the approval of the SBA.

Concurrently with the closing of this offering, Fidus Mezzanine Capital, L.P. will terminate its management services agreement with Fidus Capital, LLC, and we will enter into the Investment Advisory Agreement with Fidus Investment Advisors, LLC, our investment advisor. The investment professionals of Fidus Capital, LLC are also the investment professionals of Fidus Investment Advisors, LLC.

The following diagram depicts our organizational structure upon completion of this offering (assuming the underwriters do not exercise their over-allotment option) and the formation transactions described elsewhere in this prospectus:

Operating and Regulatory Structure

Our investment activities will be managed by our investment advisor under the direction of our board of directors and the board of directors of Fidus Mezzanine Capital, L.P., a majority of whom are independent of us, Fidus Mezzanine Capital, L.P., our investment advisor and our and their respective affiliates. We have no prior history of operating as a business development company, and our investment advisor has no prior experience managing or administering any business development company.

As business development companies, we and Fidus Mezzanine Capital, L.P., will be required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth” and “Risk Factors — Risks Relating to our Business and Structure — Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”

We intend to elect to be treated for federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose part of or all of your investment in us. Investing in our common stock involves other risks, including the following:

•	our inexperience operating a business development company;

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our ability to manage our business effectively;

•	our use of leverage;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	potential divergent interests of our investment advisor and our stockholders arising from our incentive fee structure;

•	actual and potential conflicts of interest with our investment advisor;

•	constraint on investment due to access to material nonpublic information;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiary;

•	changes in interest rates;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	fluctuations in our quarterly operating results;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company;

•	risks associated with the timing, form and amount of any dividends or distributions;

•	changes in laws or regulations applicable to us;

•	our ability to obtain exemptive relief from the SEC;

•	possible resignation of our investment advisor;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	our ability to invest in qualifying assets; and

•	our ability to identify and timely close on investment opportunities.

See “Risk Factors” beginning on page 18 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Corporate Information

Our principal executive offices are located at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, and our telephone number is (847) 859-3940. Our corporate website is located at http://www.fdus.com. Information on our website is not incorporated into or a part of this prospectus.

The Offering

Common stock offered by us	4,666,667 shares (or 5,366,667 shares if the underwriters exercise their over-allotment option in full).

Common stock issued in formation transactions	4,056,521 shares

Common stock to be outstanding after this offering	8,723,188 shares (or 9,423,188 shares if the underwriters exercise their over-allotment option in full).

Use of proceeds	Our net proceeds from this offering will be approximately $63.5 million, or approximately $73.2 million if the underwriters exercise their over-allotment option in full, in each case assuming an initial public offering price of $15.00 per share.

We intend to use the net proceeds of this offering to invest in portfolio companies through Fidus Mezzanine Capital, L.P. or directly in accordance with our investment objective and the strategies described in this prospectus, to make distributions to our stockholders and for general corporate purposes, which may include the establishment of a second SBIC, through which we would make additional investments. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Proposed symbol on The Nasdaq Global Market	FDUS

Investment advisory fee	We will pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management and Other Agreements — Investment Advisory Agreement.”

Distributions	Subsequent to the completion of this offering, and to the extent we have income and cash available, we intend to distribute quarterly dividends to our stockholders, beginning with the first full calendar quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash dividend or other distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash dividends or other distributions. Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Taxation	We intend to elect to be treated, and intend to qualify thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2011. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain RIC tax treatment, we must distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Risk factors	An investment in our common stock is subject to risks. See “Risk Factors” beginning on page 18 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

Effective trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Available information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act of 1933, as amended (the “Securities Act”). This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at http://www.fdus.com and intend to make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Selected Consolidated Financial and Other Data

The following selected consolidated financial data of Fidus Mezzanine Capital, L.P. as of December 31, 2009 and 2010 and for the years ended December 31, 2008, 2009 and 2010 is derived from the consolidated financial statements that have been audited by McGladrey & Pullen, LLP, independent auditors. Fidus Mezzanine Capital, L.P.’s consolidated financial data for the period from May 1, 2007 (inception) through December 31, 2007, statement of assets and liabilities at December 31, 2008 and three-month periods ended March 31, 2010 and 2011, is unaudited. However, in the opinion of Fidus Mezzanine Capital, L.P., all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. This financial data should be read in conjunction with Fidus Mezzanine Capital, L.P.’s consolidated financial statements and the notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Period from
	May 1
	(Inception)
	through				Three Months
	December 31,	Year Ended December 31,			Ended March 31,
	2007	2008	2009	2010	2010	2011
	(Unaudited)				(Unaudited)
	(Dollars in thousands)

Statement of operations data:
Total investment income	$1,312	$7,504	$14,184	$17,985	$4,222	$4,794
Interest expense	272	1,994	3,688	4,962	1,089	1,324
Management fees, net	1,787	3,087	2,969	3,436	756	1,036
All other expenses	496	179	431	627	52	104

Net investment income	(1,243)	2,244	7,096	8,960	2,325	2,330
Net realized (loss) on investments	—	—	(5,551)	(3,858)	(2)	(7,935)
Net unrealized appreciation (depreciation) on investments	—	(750)	(3,137)	(78)	(5,744)	8,948

Net increase (decrease) in net assets resulting from operations	$(1,243)	$1,494	$(1,592)	$5,024	$(3,421)	$3,343

Other data:
Weighted average annual yield on debt investments(1)	15.7%	15.0%	15.6%	15.0%	15.5%	14.9%
Number of portfolio companies at year end	4	9	15	17	16	16
Expense ratios (as percentage of average net assets):
Operating expenses	23.7%	12.4%	7.5%	8.6%	1.7%	2.0%
Interest expense	2.8%	7.6%	8.0%	10.5%	2.3%	2.3%

(1)	Yields are computed using the effective interest rates, including accretion of original issue discount, divided by the weighted average cost of debt investments.

	As of December 31,				As of March 31,
	2007	2008	2009	2010	2011
	(Unaudited)				(Unaudited)
	(Dollars in thousands)

Statement of assets and liabilities data:
Total investments at fair value	$33,151	$75,849	$122,900	$141,341	$143,652
Total assets	34,905	79,786	129,650	147,377	157,205
Borrowings	15,250	46,450	79,450	93,500	94,250
Total net assets	19,591	32,573	48,481	52,005	62,348

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Fidus Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Fidus Investment Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.0	%(1)
Offering expenses borne by us (as a percentage of offering price)	2.4	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid by us (as a percentage of offering price)	9.4%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.1	%(4)
Incentive fees payable under Investment Advisory Agreement	—	%(5)
Interest payments on borrowed funds	4.0	%(6)
Other expenses (estimated)	1.1	%(7)

Total annual expenses (estimated)	8.2	%(8)

(1)	The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $1,650,000.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”

(4)	Our base management fee will be 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents and that the base management fee will remain at 1.75% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The 3.1% reflected in the table is calculated on our net assets (rather than our total assets). See “Management and Other Agreements — Investment Advisory Agreement.”

(5)	We may have capital gains and interest income that could result in the payment of an incentive fee to our investment advisor in the first year after the completion of this offering. However, the incentive fee payable to our investment advisor is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0.0% in this chart.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment

Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue, but not pay, a capital gains incentive fee in connection with any net unrealized appreciation, as appropriate.

See “Management and Other Agreements — Investment Advisory Agreement.”

(6)	Interest payments on borrowed funds include interest payments on the $93.5 million of outstanding SBA debentures of Fidus Mezzanine Capital, L.P. as of March 31, 2011, which will be our wholly-owned subsidiary upon the consummation of the formation transactions and this offering. We have not directly issued any indebtedness.

(7)	Includes our overhead expenses, including expenses directly incurred by Fidus Mezzanine Capital, L.P., which will be our wholly-owned subsidiary upon the consummation of the formation transactions and this offering payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our investment advisor. See “Management and Other Agreements — Administration Agreement.” “Other expenses” are based on estimated amounts for the current fiscal year.

(8)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We intend to borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be 4.7% of consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$177.2	$336.0	$484.4	$813.9

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have never operated as a business development company or qualified to be treated as a RIC, and our investment advisor has never managed a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

Fidus Mezzanine Capital, L.P. commenced operations and obtained a license to operate as an SBIC in 2007. Prior to the closing of this offering we will have never operated as a business development company or qualified to be treated as a RIC, and our investment advisor will have never managed any business development company. In addition, we have never operated an SBIC as a business development company. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. We will be subject to the business risks and uncertainties associated with new entities of these types, including the risk that we will not achieve our investment objective, or that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs. Business development companies are required, for example, to invest at least 70.0% of their total assets in qualifying assets, which generally include securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor our investment advisor has any experience operating under these constraints. These constraints may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We will be dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor were to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the managing members of our investment advisor, who evaluate, negotiate, structure, execute and monitor our investments. We also depend upon the expertise of our executive officers. Our future success will depend to a significant extent on the continued service and coordination of the investment professionals of our investment advisor and executive officers, particularly Edward H. Ross; John J. Ross, II; B. Bragg Comer, III; Thomas C. Lauer; W. Andrew Worth; and Cary L. Schaefer. Although Messrs. E. Ross, Comer, Lauer and Worth and Ms. Schaefer intend to devote all of their business time to our operations, they may have other demands on their time in the future. Mr. J. Ross will not devote all of his business time to our operations and will have other demands on his time as a result of other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of our investment advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the investment professionals of our investment advisor to maintain their relationships with financial institutions, sponsors and investment professionals, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the investment professionals of our investment advisor fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of our investment advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operation depends on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow depends on our ability to manage our business and deploy our capital effectively. This depends, in turn, on our investment advisor’s ability to identify, evaluate and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis depends upon our investment advisor’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Our investment advisor will have substantial responsibilities under the Investment Advisory Agreement. In addition, our investment advisor’s investment professionals may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of this offering, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. Fidus Mezzanine Capital, L.P. borrows from and issues debt securities to the SBA, and we may borrow from banks and other lenders in the future. The SBA has fixed dollar claims on Fidus Mezzanine Capital, L.P.’s assets that are superior to the claims of our stockholders. If the value of Fidus Mezzanine Capital, L.P.’s assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not used leverage. Conversely, if the value of Fidus Mezzanine Capital, L.P.’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

Our ability to achieve our investment objectives may depend in part on our ability to achieve additional leverage on favorable terms by borrowing from the SBA, banks or other lenders, and there can be no assurance that such additional leverage can in fact be achieved.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio
(Net of Expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding return to common stockholder(1)	(33.3)%	(20.7)%	(8.1)%	4.5%	17.1%

(1)	Assumes $157.2 million in total assets, $93.5 million in outstanding SBA debentures and $62.3 million in net assets as of March 31, 2011 and an average cost of funds of 5.4%.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors, and, as a result, there may be uncertainty as to the value of our portfolio investments.

We expect that many of our portfolio investments will take the form of debt and equity securities that are not publicly-traded. The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly-traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

We will adjust quarterly the valuation of our portfolio to reflect the determination of our board of directors of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Declines in prices and liquidity in the corporate debt markets may also result in significant net unrealized depreciation in our debt portfolio. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience a decrease in net investment income or an increase in risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

Our incentive fee structure may create incentives for our investment advisor that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to our investment advisor. These fees are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts), our investment advisor will benefit when we incur debt or use leverage. This fee structure may encourage our investment advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review our investment advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our investment advisor may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to our investment advisor that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for our investment advisor to the extent that it may encourage our investment advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Our investment advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because our investment advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from our investment advisor prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Messrs. E. Ross and Lauer, have a pecuniary interest in our investment advisor. The participation of our investment advisor’s investment professionals in our valuation process, and the pecuniary interest in our investment advisor by certain members of our board of directors, would result in a conflict of interest as the management fee that we will pay our investment advisor is based on our gross assets.

Our incentive fee may induce our investment advisor to make speculative investments.

Our investment advisor will receive an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay our investment advisor incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Our investment advisor will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. Further, if we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

We may have potential conflicts of interest related to obligations that our investment advisor may have to other clients.

Although our investment advisor currently contemplates that we will be the only investment vehicle managed by it, we may in the future have conflicts of interest with our investment advisor or its respective other clients that elect to invest in similar types of securities as we will invest. Our investment advisor’s investment committee serves or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by our investment advisor. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Our investment advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with an allocation policy approved by our board of directors.

Our investment advisor or its investment committee may, from time to time, possess material non-public information, limiting our investment discretion.

The investment professionals of our investment advisor may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

We may have conflicts related to other arrangements with our investment advisor.

We intend to enter into a license agreement with Fidus Partners, LLC, an affiliate of our investment advisor, under which Fidus Partners, LLC will grant us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus,” See “Management and Other Agreements — License Agreement.” In addition, we will rent office space from our investment advisor and pay to our investment advisor our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as our allocable portion of the cost of our chief financial officer and chief compliance officer. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement and the Administration Agreement with our investment advisor were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment advisor.

Our wholly-owned subsidiary, Fidus Mezzanine Capital, L.P., is licensed by the SBA, and therefore, subject to SBA regulations.

Our wholly-owned subsidiary, Fidus Mezzanine Capital, L.P., is licensed to operate as an SBIC and is regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on either the number of employees or the gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in certain prohibited industries. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Compliance with these SBA requirements may cause Fidus Mezzanine Capital, L.P. to forego attractive investment opportunities that are not permitted under the SBA regulations, and may cause Fidus Mezzanine Capital, L.P. to make investments it otherwise would not make in order to remain in compliance with these regulations.

Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA debenture program. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Current SBA regulations provide the SBA with certain rights and remedies if an SBIC violates their terms. A key regulatory metric for SBA is the extent of “Capital Impairment,” which is the extent of realized (and, in certain circumstances, net unrealized) losses compared with the SBIC’s private capital commitments. Interest payments, management fees, organization and other expenses are included in determining “realized losses.” SBA regulations preclude the full amount of “unrealized appreciation” from portfolio companies from being considered when calculating Capital Impairment in certain circumstances. Remedies for regulatory violations are graduated in severity depending on the seriousness of Capital Impairment or other regulatory violations. For minor regulatory infractions, the SBA issues a warning. For more serious infractions, the use of SBA debentures may be limited or prohibited, outstanding debentures can be declared to be immediately due and payable, restrictions on distributions and making new investments may be imposed and management fees may be required to be reduced. In severe cases, the SBA may require the removal of a general partner of an SBIC or its officers, directors, managers or partners, or the SBA may obtain appointment of a receiver for the SBIC.

SBA regulations limit the amount that may be borrowed from the SBA by an SBIC.

The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $225.0 million. As of March 31, 2011, Fidus Mezzanine Capital, L.P. had $93.5 million of SBA debentures. With $75.9 million of regulatory capital as of March 31, 2011, Fidus Mezzanine Capital, L.P. has the current capacity to issue up to a total of $150.0 million of SBA debentures. If Fidus Mezzanine Capital, L.P. borrows the maximum amount from the SBA and thereafter requires additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, Fidus Mezzanine Capital, L.P.’s current status as an SBIC does not automatically assure that it will continue to receive SBA debenture funding. Receipt of SBA debenture funding is dependent upon Fidus Mezzanine Capital, L.P. continuing to be in compliance with SBA regulations and policies and there being funding available. The amount of SBA debenture funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient SBA debenture funding available at the times desired by Fidus Mezzanine Capital, L.P.

The debentures issued by Fidus Mezzanine Capital, L.P. to the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. Fidus Mezzanine Capital, L.P. will need to generate sufficient cash flow to make required debt payments to the SBA. If Fidus Mezzanine Capital, L.P. is unable to generate such cash flow, the SBA, as a debt holder, will have a superior claim to our assets over our stockholders in the event it liquidates or the SBA exercises its remedies under such debentures as the result of a default by Fidus Mezzanine Capital, L.P.

Fidus Mezzanine Capital, L.P., as an SBIC, will be limited in its ability to make distributions to us, which could result in us being unable to meet the minimum distribution requirements to qualify as a RIC.

In order to qualify as a RIC, we will be required to distribute on an annual basis 90.0% of our taxable income. For this purpose, our taxable income will include the income of Fidus Mezzanine Capital, L.P. (and possibly other subsidiaries, if any). Fidus Mezzanine Capital, L.P.’s ability to make distributions to us may be limited by the Small Business Investment Act of 1958. As a result, in order to qualify and maintain our status as a RIC, we may be required to make distributions attributable to Fidus Mezzanine Capital, L.P.’s income without receiving cash distributions from it with respect to such income. We can make no assurances that Fidus Mezzanine Capital, L.P. will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the minimum annual distribution requirements, we may fail to qualify or maintain our RIC status, which would result in the imposition of corporate-level U.S. federal income tax on our entire taxable income without regard to any distributions made by us. We intend to retain a portion of the net proceeds of this offering to make cash distributions to enable us to meet the RIC distribution requirements. See “— We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.”

Changes in interest rates will affect our cost of capital and net investment income.

Most of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, to the extent that we borrow additional funds to make investments, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay the debt investments, resulting in the need to redeploy capital at potentially lower rates.

You should also be aware that a rise in market interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to our investment advisor.

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, it will be essential for us to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Once we have fully invested the net proceeds of this offering, we will access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to pursue new business opportunities and grow our business. In addition, we will be required to distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.

We intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ending December 31, 2011; however, no assurance can be given that we will be able to qualify for and maintain RIC status. To qualify as a RIC under the Code and to be relieved of liability for U.S. federal income taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and annual distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90.0% of our income for each year from dividends, interest, gains from sale of securities or similar sources. To qualify and maintain our status as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. The annual distribution requirement applicable to RICs is satisfied if we distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4.0% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making annual distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify and maintain our qualification for the tax benefits available to RICs and, thus, may be subject to U.S. federal corporate-level income tax on our entire taxable income without regard to any distributions made by us. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting tax liability could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

You may not receive distributions, or our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable business development company, SBA regulations and such other factors as our board of directors may deem relative from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or in other circumstances, or through contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute on an annual basis at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to qualify for the tax benefits available to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment advisor will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth, and such capital may not be available on favorable terms or at all.

We intend to elect to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a business development company, we will qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a business development company, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200.0% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a business development company, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

We may choose to pay a portion of our dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock in order to satisfy the annual distribution requirement applicable to RICs. Up to 90.0% of any such taxable dividend paid on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain or qualified dividend income to the extent such distribution is properly reported as such) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in shares of our common stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of shares of our common stock.

In addition, as discussed above, our loans may contain a payment-in-kind interest provision. The payment-in-kind interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax, we will need to make sufficient distributions, a portion of which may be paid in shares of our common stock (as discussed in the preceding paragraph), regardless of whether our recognition of income is accompanied by a corresponding receipt of cash. Regulations governing our operation as a business development company will affect our ability to and the way in which we could raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise provided by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we, or Fidus Mezzanine Capital, L.P., decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or the value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we, or Fidus Mezzanine Capital, L.P., fail to qualify or maintain our status as a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company will affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200.0% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of securities could dilute the percentage ownership of our current stockholders in us.

No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. In addition, if we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors, including independent directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and, after the consummation of this offering, our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain low-cost leverage and, therefore, our competitive advantage over other funds.

Additionally, any changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to meet our investment objectives. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our investment advisor to other types of investments in which our investment advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We have filed an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On March 15, 2011 we filed an application with the SEC requesting an SEC order exempting us and Fidus Mezzanine Capital, L.P. from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fidus Mezzanine Capital, L.P. as an SBIC) and from certain reporting requirements mandated by the Exchange Act. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted. Delays and costs involved in obtaining necessary approvals may make certain transactions impracticable or impossible to consummate, and there is no assurance that the application for exemptive relief will be granted by the SEC.

Our investment advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, investment activities are likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment advisor can resign from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor has the right to resign under the Administration Agreement, whether we have found a replacement or not. If our investment advisor resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, administrative activities are likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by our investment advisor. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Upon completion of this offering, we will be subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with its fiscal year ending December 31, 2012, our management will be required to report on its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will then be required to review on an annual basis its internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, our value and results or operations may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of our investment advisor. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of portfolio companies that we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns, than larger businesses;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the election to be regulated as a business development company and as a RIC that we intend to make, we may have to dispose of investments if they do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment advisor have material nonpublic information regarding such portfolio company.

We may not have the funds to make additional investments in our portfolio companies which could impair the value of our portfolio.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by our investment advisor’s allocation policy.

Portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in mezzanine debt as well as equity issued by lower middle-market companies. The portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such senior debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the mezzanine debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans we make to portfolio companies are and will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of senior debt. Under an intercreditor agreement, at any time that obligations having the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We do not expect to control many of our portfolio companies.

We do not expect to control many of our portfolio companies, even though we may have board representation or board observation rights, and the debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies in the lower middle-market, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be a non-diversified investment company within the meaning of the 1940 Act; therefore we will not be limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We will be classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer and the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being repaid, and we could experience significant delays in reinvesting these amounts. In addition, any future investment of such amounts in a new portfolio company may also be at lower yields than the investment that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity or equity-related securities. In addition, we may from time to time make non-control, equity co-investments in companies. Our goal is to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in our desired manner or deemed to be in violation of the 1940 Act.

In order to maintain our status as a business development company, we will need to not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least

70.0% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities and we expect that a significant portion of our investments will continue to involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through its return of distributions previously made to it.

Our investment advisor’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment advisor against certain liabilities, which may lead our investment advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment advisor will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow our investment advisor’s advice or recommendations. Our investment advisor maintains a contractual relationship, as opposed to a fiduciary relationship except to the extent specified in section 36(b) of the Investment Advisory Act concerning loss from a breach of fiduciary duty with respect to the receipt of compensation for services, with us. Under the terms of the Investment Advisory Agreement, our investment advisor and its officers, directors, members, managers, partners, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our investment advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our investment advisor and its officers, directors, members, managers, partners, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our investment advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Risks Relating to This Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. We intend to apply to have our common stock listed on The Nasdaq Global Market, but we cannot assure you that our application will be approved. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

We have not identified specific investments in which to invest the proceeds of this offering.

We currently anticipate that upon consummation of this offering, we will use a portion of the net proceeds from the offering to provide additional capital to Fidus Mezzanine Capital, L.P. to optimally utilize SBA guaranteed leverage. We expect to retain the remaining portion of the net proceeds from the offering to make investments directly, to make required distributions to stockholders and for general corporate purposes. Neither we nor Fidus Mezzanine Capital, L.P. has identified specific investments in which to invest these proceeds. We may also establish a second SBIC through which we can make additional investments; however, we have not yet applied to the SBA for a second SBIC license and we can make no assurances that, if we do apply, the SBA will approve such application. As of the date of this prospectus, neither us nor Fidus Mezzanine Capital, L.P. has entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering. Currently, Fidus Mezzanine Capital, L.P. has a number of term sheets outstanding, representing potential new investments. These potential investments, however, are still subject to further research and due diligence, and may not materialize. Although we are evaluating and seeking new investment opportunities and will continue to do so, you will not be able to evaluate the manner in which we will invest, or the economic merits of, any investments we will make with the net proceeds of this offering.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it will take up to one year to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we make during this period may be substantially lower than the distributions that we may be able to make when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of the offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Investing in our common stock may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive; therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, business development companies or SBICs;

•	failure to qualify for treatment as a RIC or loss of RIC or business development company status;

•	loss of status as an SBIC for Fidus Mezzanine Capital, L.P., or any other SBIC subsidiary we may form;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment advisor’s key personnel;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $0.58 per share because the price that you pay will be greater than the pro forma net asset value per share of the common stock you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Investors in this offering will pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

Upon expiration of any applicable lock-up periods, 4,056,521 shares issued by us will generally be freely tradable in the public market, subject to the provisions and applicable holding periods set forth in Rule 144 under the Securities Act. This includes 1,162,854 shares that may be held by an affiliate of ours, as that term is used in Rule 144 under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

Maryland General Corporation Law contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our charter and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are generally prohibited from engaging in mergers and other business combinations with stockholders that beneficially own 15.0% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Maryland law may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock. In addition, we have adopted a classified board of directors. A classified board may render a change in control of us or removal of our incumbent management more difficult. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our inexperience operating a business development company;

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our ability to manage our business effectively;

•	our use of leverage;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	potential divergent interests of our investment advisor and our stockholders arising from our incentive fee structure;

•	actual and potential conflicts of interest with our investment advisor;

•	constraint on investment due to access to material nonpublic information;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiary;

•	changes in interest rates;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	fluctuations in our quarterly operating results;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company;

•	risks associated with the timing, form and amount of any dividends or distributions;

•	changes in laws or regulations applicable to us;

•	our ability to obtain exemptive relief from the SEC;

•	possible resignation of our investment advisor;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	our ability to invest in qualifying assets; and

•	our ability to identify and timely close on investment opportunities.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 4,666,667 shares of our common stock in this offering will be approximately $63.5 million (or approximately $73.2 million if the underwriters exercise their over-allotment option in full), after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $1.7 million payable by us.

We intend to use approximately $19.6 million of the net proceeds of this offering to invest in portfolio companies in accordance with our investment objective through Fidus Mezzanine Capital, L.P., as an SBIC. We intend to use the remainder of the net proceeds of this offering to invest in portfolio companies directly in accordance with our investment objectives and the strategies described in this prospectus, to make distributions to our stockholders and for general corporate purposes, which may include the establishment of a second SBIC, through which we would make additional investments. We will also pay operating expenses, including management and administrative fees, and may pay other expenses, from the net proceeds of this offering.

Pending such investments, we intend to invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent we have income available, we intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution, beginning with our first full quarter after the completion of this offering. The timing and amount of our quarterly dividends, if any, will be determined by our board of directors.

We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2011. To obtain and maintain RIC tax treatment, we must, among other things, distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid a 4.0% nondeductible U.S. federal excise tax imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98.0% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the U.S. federal corporate income tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to our investment advisor. See “Dividend Reinvestment Plan.”

FORMATION TRANSACTIONS; BUSINESS DEVELOPMENT COMPANY AND REGULATED
INVESTMENT COMPANY ELECTIONS

Formation Transactions

Fidus Investment Corporation is a newly organized Maryland corporation formed on February 14, 2011, for the purpose of acquiring 100.0% of the equity interests in Fidus Mezzanine Capital, L.P. and Fidus Mezzanine Capital GP, LLC, raising capital in this offering and thereafter operating as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. Immediately prior to our election to be treated as a business development company under the 1940 Act and the closing of this offering, we will consummate the following formation transactions:

•	We will acquire 100.0% of the limited partnership interests in Fidus Mezzanine Capital, L.P. through the merger of Fidus Mezzanine Capital, L.P. with a limited partnership that is our wholly-owned subsidiary. As a result of this merger, Fidus Mezzanine Capital, L.P. will be the surviving entity and become our wholly-owned subsidiary, retain its SBIC license, continue to hold its existing investments and make new investments with a portion of the net proceeds of this offering. Fidus Mezzanine Capital, L.P. will also elect to be regulated as a business development company under the 1940 Act. The limited partners hold 91.3% of the partnership interests of Fidus Mezzanine Capital, L.P. In exchange for their partnership interests, we will issue 3,702,778 shares of common stock, assuming an initial offering price of $15.00 per share, to the limited partners of Fidus Mezzanine Capital, L.P. having an aggregate value of $55.5 million (which represents the limited partners’ share of the net asset value of Fidus Mezzanine Capital, L.P. as of the most recent quarter end for which financial statements have been included in this prospectus, plus any additional cash contributions to Fidus Mezzanine Capital, L.P. by the limited partners following such quarter end but prior to the closing of the merger, less any cash distributions to the limited partners following such quarter end but prior to the closing of the merger). The capital accounts of the limited partners in Fidus Mezzanine Capital, L.P. will be closed out upon the consummation of the merger, and the limited partners will receive the shares of our common stock in a tax free exchange.

•	We will acquire 100.0% of the equity interests in Fidus Mezzanine Capital GP, LLC, the general partner of Fidus Mezzanine Capital, L.P., from the members of Fidus Mezzanine Capital GP, LLC, through the merger of Fidus Mezzanine Capital GP, LLC with and into Fidus Investment GP, LLC, our wholly-owned subsidiary. Fidus Investment GP, LLC will be the surviving entity and, as a result, we will acquire 100.0% of the general partnership interest in Fidus Mezzanine Capital, L.P. Fidus Mezzanine Capital GP, LLC holds 8.7% of the partnership interests in Fidus Mezzanine Capital, L.P. and no other interests or assets. The members of Fidus Mezzanine Capital GP, LLC will not receive any consideration in exchange for their carried partnership interest in Fidus Mezzanine Capital, L.P. In exchange for its partnership interests in Fidus Mezzanine Capital, L.P., we will issue 353,743 shares of common stock, assuming an initial offering price of $15.00 per share, to Fidus Mezzanine Capital GP, LLC having an aggregate value of $5.3 million (which consideration has been calculated on the same basis as the consideration paid to the limited partners of Fidus Mezzanine Capital, L.P. described above). Such shares will be distributed to the members of Fidus Mezzanine Capital GP, LLC in exchange for their equity interest in Fidus Mezzanine Capital GP, LLC.

Fidus Mezzanine Capital GP, LLC and the limited partners of Fidus Mezzanine Capital, L.P. have each approved the formation transactions. Prior to consummation of the formation transactions, we must also receive the approval of the SBA.

We anticipate that the formation transactions and the offering will be treated as part of a single plan for federal income tax purposes, qualifying as a tax-free contribution pursuant to Section 351 of the Code.

In addition, concurrently with the closing of this offering, Fidus Mezzanine Capital, L.P. will terminate its management services agreement with Fidus Capital, LLC and we will enter into the Investment Advisory Agreement with Fidus Investment Advisors, LLC, as our investment advisor. The investment professionals of Fidus Capital, LLC are also the investment professionals of Fidus Investment Advisors, LLC.

The following diagram depicts our organizational structure upon completion of this offering (assuming the underwriters do not exercise their over-allotment option) and the formation transactions described in this prospectus:

Business Development Company and Regulated Investment Company Elections

In connection with this offering, we and Fidus Mezzanine Capital, L.P. will each file an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of the date of our business development company election. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

•	We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains, if any.

•	Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200.0% after each issuance of senior securities. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test. In connection with this offering and our intended election to be regulated as a business development company, we have filed a request with the SEC for exemptive relief to allow us to exclude any indebtedness guaranteed by the SBA and issued by the Fidus Mezzanine Capital, L.P. from the 200.0% asset coverage requirements applicable to us. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted.

•	We intend to distribute substantially all of our income to our stockholders.

As a RIC, we intend to distribute to our stockholders substantially all of our income, except possibly for certain net long-term capital gains. We may make deemed distributions to our stockholders of some or all of our retained net long-term capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2011:

•	on an actual basis;

•	on a pro forma basis to reflect the completion of the formation transactions; and

•	on a pro forma basis as adjusted to reflect the sale of 4,666,667 shares of our common stock in this offering at an initial public offering price of $15.00 per share after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $6.6 million payable by us and the completion of the formation transactions.

	As of March 31, 2011
	Fidus	Fidus Investment
	Mezzanine	Corporation
	Capital, L.P.	Pro	Pro Forma
	Actual	Forma(1)	as Adjusted(2)
	(Dollars in thousands, except per share data)

Assets:
Cash and cash equivalents	$8,997	$8,997	$72,447
Investments at fair value	143,652	143,652	143,652
Interest receivable	1,460	1,460	1,460
Other assets	3,096	3,096	3,096

Total assets	$157,205	$157,205	$220,655

Liabilities:
SBA debentures	$93,500	$93,500	$93,500
Credit facility	750	750	750
Other liabilities	607	607	607

Total liabilities	$94,857	$94,857	$94,857

Net assets	$62,348	$62,348	$125,798

Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 0 shares issued and outstanding, actual; 4,056,521 shares issued and outstanding, pro forma; 8,723,188 shares issued and outstanding, pro forma as adjusted	—	$4	$9
Capital in excess of par	—	62,344	125,789

Total stockholders’ equity	$—	$62,348	$125,798

Pro forma net asset value per share	—	$15.37	$14.42

(1)	Reflects the completion of the formation transactions, including the issuance of 3,702,778 shares of common stock to the limited partners of Fidus Mezzanine Capital, L.P. and 353,743 shares of common stock to the members of Fidus Mezzanine Capital GP, LLC. See “Formation Transactions; Business Development Company and Regulated Investment Company Elections.”

(2)	Adjusts the pro forma information to give effect to this offering (assuming no exercise of the underwriters’ option to purchase additional shares).

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma as adjusted net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

After giving effect to the formation transactions, our pro forma net asset value was $62.3 million, or approximately $15.37 per share. After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $15.00 per share, our pro forma as adjusted net asset value as of March 31, 2011 would have been approximately $125.8 million, or $14.42 per share. This represents an immediate decrease in our net asset value of $0.95 per share to existing stockholders and dilution in net asset value of $0.58 per share to new investors who purchase shares in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share		$15.00
Net asset value per share after the formation transactions	$15.37
Decrease in net asset value per share attributable to new stockholders in this offering	$0.95

Pro forma as adjusted net asset value per share after this offering	$14.42

Dilution per share to new stockholders (without exercise of the over-allotment option)		$0.58

If the underwriters exercise in full their over-allotment option to purchase additional shares of our 700,000 common stock in this offering, the pro forma net asset value per share after this offering would be $14.39 per share, the decrease in the pro forma net asset value per share to existing stockholders would be $0.98 per share and the dilution to new stockholders purchasing shares in this offering would be $0.61 per share.

The following table summarizes, as of March 31, 2011, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering at the initial public offering price of $15.00 per share, before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares		Total		Average
	Purchased		Consideration		Price
	Number	%	Amount	%	per Share

Existing stockholders(1)	4,056,521	46.5%	$60,847,815	46.5%	$15.00
New stockholders	4,666,667	53.5	70,000,005	53.5	15.00

Total	8,723,188	100.0%	$130,847,820	100.0%

(1)	Reflects the issuance of shares of our common stock in the formation transactions.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of Fidus Mezzanine Capital, L.P. as of December 31, 2009 and 2010 and for the years ended December 31, 2008, 2009 and 2010 is derived from the consolidated financial statements that have been audited by McGladrey & Pullen, LLP, independent auditors. Fidus Mezzanine Capital, L.P.’s consolidated financial data for the period from May 1, 2007 (inception) through December 31, 2007, statement of assets and liabilities at December 31, 2008 and three-month periods ended March 31, 2010 and 2011, is unaudited. However, in the opinion of Fidus Mezzanine Capital, L.P., all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. This financial data should be read in conjunction with Fidus Mezzanine Capital, L.P.’s consolidated financial statements and the notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Period from
	May 1
	(Inception)
	through				Three Months
	December 31,	Year Ended December 31,			Ended March 31,
	2007	2008	2009	2010	2010	2011
	(Unaudited)				(Unaudited)
	(Dollars in thousands)

Statement of operations data:
Total investment income	$1,312	$7,504	$14,184	$17,985	$4,222	$4,794
Interest expense	272	1,994	3,688	4,962	1,089	1,324
Management fees, net	1,787	3,087	2,969	3,436	756	1,036
All other expenses	496	179	431	627	52	104

Net investment income	(1,243)	2,244	7,096	8,960	2,325	2,330
Net realized (loss) on investments	—	—	(5,551)	(3,858)	(2)	(7,935)
Net unrealized appreciation (depreciation) on investments	—	(750)	(3,137)	(78)	(5,744)	8,948

Net increase (decrease) in net assets resulting from operations	$(1,243)	$1,494	$(1,592)	$5,024	$(3,421)	$3,343

Other data:
Weighted average annual yield on debt investments(1)	15.7%	15.0%	15.6%	15.0%	15.5%	14.9%
Number of portfolio companies at year end	4	9	15	17	16	16
Expense ratios (as percentage of average net assets):
Operating expenses	23.7%	12.4%	7.5%	8.6%	1.7%	2.0%
Interest expense	2.8%	7.6%	8.0%	10.5%	2.3%	2.3%

(1)	Yields are computed using the effective interest rates, including accretion of original issue discount, divided by the weighted average cost of debt investments.

	As of December 31,				As of March 31,
	2007	2008	2009	2010	2011
	(Unaudited)				(Unaudited)
	(Dollars in thousands)

Statement of assets and liabilities data:
Total investments at fair value	$33,151	$75,849	$122,900	$141,341	$143,652
Total assets	34,905	79,786	129,650	147,377	157,205
Borrowings	15,250	46,450	79,450	93,500	94,250
Total net assets	19,591	32,573	48,481	52,005	62,348

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Consolidated Financial Data,” Fidus Mezzanine Capital, L.P.’s consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We provide customized mezzanine debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. We were formed to continue and to expand the business of Fidus Mezzanine Capital, L.P., a fund formed in February 2007 that is licensed by the SBA as an SBIC and to make investments in portfolio companies directly at the parent level. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries. Since commencing investment operations in 2007, Fidus Mezzanine Capital, L.P. has made an aggregate $170.4 million of investments in 21 portfolio companies.

Immediately prior to our election to be treated as a business development company under the 1940 Act and the consummation of this offering, Fidus Investment Corporation will acquire all of the interests of Fidus Mezzanine Capital, L.P. and Fidus Mezzanine Capital GP, LLC, its general partner, through the formation transactions, resulting in Fidus Mezzanine Capital, L.P. becoming our wholly-owned SBIC subsidiary. After the completion of the formation transactions, our investment activities will be managed by our investment advisor and supervised by our board of directors, a majority of whom are independent of us and our investment advisor.

After the completion of the formation transactions, we intend to continue to operate Fidus Mezzanine Capital, L.P. as an SBIC, subject to SBA approval, and to utilize the proceeds of the sale of SBA debentures to enhance returns to our stockholders. We may also make investments directly though Fidus Investment Corporation. We believe that utilizing both entities as investment vehicles may provide us with access to a broader array of investment opportunities. Given our access to lower cost capital through the SBA’s SBIC debenture program, we expect that the majority of our investments will initially be made through Fidus Mezzanine Capital, L.P. As of March 31, 2011, we had investments in 16 portfolio companies with an aggregate cost of $143.7 million.

Critical Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Portfolio Investments

We will conduct the valuation of our investments, pursuant to which our net asset value will be determined, at all times consistent with generally accepted accounting principles, or “GAAP,” and the 1940 Act.

Our investments generally consist of illiquid securities including debt and equity investments in lower middle-market companies. Investments for which market quotations are readily available are valued at such market quotations. Because we expect that there will not be a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the difference could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of our investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee;

•	our board of directors also engages one or more independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available. We will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;

•	the audit committee of our board of directors reviews the preliminary valuations of our investment advisor and of the independent valuation firms and responds and supplements the valuation recommendations to reflect any comments; and

•	the board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment advisor, the independent valuation firms and the audit committee.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security, which includes the amortized original issue discount and payment-in-kind interest or dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. We perform detailed valuations of our debt and equity investments on an individual basis, using market, income and yield approaches as appropriate.

Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value, and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise value of private companies are based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, we prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, we consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Under the yield approach, we use discounted cash flow models to determine the present value of the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, we also consider the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made.

We classify our investments in accordance with the 1940 Act. See Note 2 to the consolidated financial statements for definitions of Control, Affiliate and Non-Control Non-Affiliate included elsewhere in this prospectus. For our Control investments, we determine the fair value of debt and equity investments using a combination of market and income approaches. The valuation approaches for our Control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

For our Affiliate or Non-Control/Non-Affiliate equity investments, we use a combination of market and income approaches as described above to determine the fair value. For our Affiliate or Non-Control/Non-Affiliate debt investments, we generally use the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, we may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainties with respect to the possible effect of such valuations, and any changes in such valuations, on the financial statements.

Revenue Recognition

Investments and related investment income.  Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the cost basis of the investment. Changes in the fair value of investments, as determined by our board of directors through the application of our valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the Statement of Operations.

Interest and dividend income.  Interest and dividend income is recorded on the accrual basis to the extent that we expect to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

Warrants.  In connection with our debt investments, we will sometimes receive warrants or other equity-related securities (“Warrants”). We determine the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants are treated as original issue discount (“OID”), and accreted into interest income based on the effective interest method over the life of the debt security.

Fee income.  Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when received. In accordance with Fidus Mezzanine Capital, L.P.’s limited partnership agreement, we have historically recorded transaction fees for structuring and advisory services provided in connection with our investments as a direct offset to management fee expense. After completion of the formation transactions, all transaction fees received in connection with our investments will be recognized as income. We anticipate that such fees will include fees for services, including structuring and advisory services, provided to our portfolio companies. We expect to recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. We also anticipate that we will receive upfront debt origination or closing fees in connection with our debt investments. We expect that such upfront debt origination and closing fees will be capitalized as unearned income on our balance sheet and amortized as additional interest income over the life of the investment.

Payment-in-kind interest.  We have investments in our portfolio that contain a payment-in-kind interest or dividends provision, which represents contractual interest or dividends that are added to the principal balance and is recorded as income. We will stop accruing payment-in-kind interest when it is determined that payment-in-kind interest is no longer collectible. To maintain RIC tax treatment, substantially all of this income must be paid out to stockholders in the form of distributions, even though we have not yet collected the cash.

Non-accrual.  Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Portfolio Composition, Investment Activity and Yield

During the three months ended March 31, 2011, we invested $0.3 million in one existing portfolio company with borrowings obtained under a revolving credit agreement. This borrowing was subsequently repaid during the quarter. During the year ended December 31, 2010, we invested $31.7 million in three new and five existing portfolio companies. The new investments consisted primarily of subordinated notes ($25.4 million, or 80.4%), senior secured loans ($4.0 million, or 12.5%), warrants ($0.8 million, or 2.4%) and equity securities ($1.5 million, or 4.7%). Additionally, we received proceeds from repayments of principal of $14.3 million during the year ended December 31, 2010.

As of March 31, 2011, our investment portfolio totaled $143.7 million and consisted of 16 portfolio companies. As of March 31, 2011, our debt portfolio was entirely comprised of fixed rate investments. Overall, the portfolio had a net unrealized appreciation of $5.0 million as of March 31, 2011. Our average portfolio company investment at amortized cost was $8.7 million as of March 31, 2011.

As of December 31, 2010, our investment portfolio totaled $141.3 million and consisted of 17 portfolio companies. As of December 31, 2010, our debt portfolio was entirely comprised of fixed-rate investments. Overall, the portfolio had a net unrealized depreciation of $4.0 million as of December 31, 2010. Our average portfolio company investment at amortized cost was $8.5 million as of December 31, 2010.

As of December 31, 2009, our investment portfolio totaled $122.9 million and consisted of 15 portfolio companies. As of December 31, 2009, our debt portfolio was entirely comprised of fixed-rate investments. Overall, the portfolio had a net unrealized depreciation of $3.9 million as of December 31, 2009. Our average portfolio company investment at amortized cost was $8.5 million as of December 31, 2009.

The weighted average yield on debt investments at their cost basis at March 31, 2011, December 31, 2010 and December 31, 2009 was 14.9%, 15.0% and 15.6%, respectively. Yields are computed using interest rates as of the balance sheet date and include amortization of original issue discount. Yields do not include debt investments that were on non-accrual status as of the balance sheet date.

The following table shows the portfolio composition by investment type at cost and fair value as a percentage of total investments:

	As of	As of
	March 31,	December 31,
	2011	2010	2009

Cost
Senior secured loans	14.1%	13.4%	15.8%
Subordinated notes	76.4	72.2	69.9
Equity	7.9	12.0	12.1
Warrants	1.6	2.4	2.2

Total	100.0%	100.0%	100.0%

Fair Value
Senior secured loans	11.2%	11.6%	12.0%
Subordinated notes	74.7	75.2	72.6
Equity	9.4	9.6	14.4
Warrants	4.7	3.6	1.0

Total	100.0%	100.0%	100.0%

The following table shows the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	As of	As of
	March 31,	December 31,
	2011	2010	2009

Cost
Midwest	29.5%	28.1%	12.7%
Southwest	22.3	20.8	21.2
Northeast	15.7	20.3	27.1
Southeast	19.1	18.2	22.1
West	13.4	12.6	16.9

Total	100.0%	100.0%	100.0%

Fair value
Midwest	30.0%	30.7%	13.0%
Southwest	25.9	24.7	23.7
Northeast	15.3	15.4	27.7
Southeast	18.7	19.0	22.9
West	10.1	10.2	12.7

Total	100.0%	100.0%	100.0%

The following tables show the industry composition of our portfolio at cost and fair value:

	As of	As of
	March 31,	December 31,
	2011	2010	2009

Cost
Transportation services	13.5%	12.4%	12.3%
Movie theaters	9.1	8.7	—
Healthcare services	8.0	7.6	6.3
Niche manufacturing	3.2	3.1	6.5
Retail cleaning	5.4	5.1	5.7
Laundry services	6.7	6.3	7.2
Industrial products	6.6	6.3	8.7
Electronic components supplier	6.6	6.3	—
Specialty distribution	6.6	6.2	6.6
Printing services	6.0	5.6	6.2
Industrial cleaning & coatings	5.8	5.5	6.3
Commercial cleaning	5.9	5.6	6.3
Specialty cracker manufacturer	5.7	5.4	5.9
Government information technology services	4.0	3.8	—
Oil & gas services	3.4	3.2	3.2
Aerospace manufacturing	3.5	3.4	3.8
Retail	—	—	8.9
Environmental services	—	5.5	6.1

Total	100.0%	100.0%	100.0%

	As of	As of
	March 31,	December 31,
	2011	2010	2009

Fair Value
Transportation services	16.3%	14.5%	13.0%
Movie theaters	9.9	10.3	—
Healthcare services	8.0	8.1	6.5
Niche manufacturing	0.6	0.8	2.2
Retail cleaning	6.5	7.0	7.4
Laundry services	6.8	6.8	7.7
Industrial products	6.4	6.5	8.9
Electronic components supplier	6.4	6.5	—
Specialty distribution	6.3	6.4	6.5
Printing services	6.0	6.0	6.4
Industrial cleaning & coatings	5.7	5.8	6.5
Commercial cleaning	5.6	5.7	6.3
Specialty cracker manufacturer	5.5	5.5	6.1
Government information technology services	3.8	3.9	—
Oil & gas services	3.1	3.2	3.3
Aerospace manufacturing	3.1	3.0	4.0
Retail	—	—	9.2
Environmental services	—	—	6.0

Total	100.0%	100.0%	100.0%

Portfolio Asset Quality

We utilize an internally developed investment rating system for our portfolio of investments. Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio and the portfolio company is performing above expectations. Investment Rating 2 is used for investments that are performing substantially within our expectations and the portfolio company’s risk factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2. Investment Rating 3 is used for investments performing below expectations and require closer monitoring, but with respect to which we expect a full return of original capital invested and collection of all interest. Investment Rating 4 is used for investments performing materially below expectations, and have the potential for some loss of investment return. Investment Rating 5 is used for investments performing substantially below our expectations and where we expect a loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2011, December 31, 2010 and December 31, 2009:

	March 31, 2011		December 31, 2010		December 31, 2009
	Investments at	Percent of	Investments at	Percent of	Investments at	Percent of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio	Fair Value	Total Portfolio
	(Dollars in thousands)

1	$26,751	18.6%	$27,330	19.3%	$20,365	16.6%
2	100,374	69.9	97,739	69.2	67,517	54.9
3	15,593	10.9	15,108	10.7	25,506	20.8
4	—	—	—	—	6,840	5.6
5	934	0.6	1,164	0.8	2,672	2.1

Totals	$143,652	100.0%	$141,341	100.0%	$122,900	100.0%

Based upon our investment rating system, the weighted average rating of our portfolio as of March 31, 2011, December 31, 2010 and December 31, 2009 was 1.9, 1.9 and 2.2, respectively. As of March 31, 2011, we had no investments on non-accrual status. As of December 31, 2010, the fair value of our non-accrual investments comprised 0.0% of the total fair value of our portfolio, and the cost of our non-accrual investments comprised 5.5% of the total cost of our portfolio. As of December 31, 2009, the fair value of our non-accrual investments comprised 2.2% of the total fair value of our portfolio, and the cost of our non-accrual investments comprised 6.5% of the total cost of our portfolio.

Discussion and Analysis of Results of Operations

Comparison of the three months ended March 31, 2011 and March 31, 2010

Investment Income

For the three months ended March 31, 2011, total investment income was $4.8 million, an increase of $0.6 million, or 13.5% over the $4.2 million of total investment income for the three months ended March 31, 2010. The increase was attributable to a $0.7 million increase in interest and fee income from investments, partially offset by a $0.1 million decrease in dividend income. The increase in interest and fee income is primarily due to higher average levels of outstanding debt investments, resulting from the closing of seven new investments totaling $29.4 million during 2010, partially offset by the repayment of $14.3 million of debt securities. The decrease in dividend income is primarily attributable to one equity investment in a portfolio company that was placed on non-accrual status in 2010.

Expenses

For the three months ended March 31, 2011, total expenses were $2.5 million, an increase of $0.6 million, or 29.9%, over the $1.9 million of total expenses for the three months ended March 31, 2010. The increase in total expenses was primarily attributable to increases in interest expense and the management fee paid to Fidus Capital, LLC. Interest expense increased $0.2 million as a result of higher average balances of SBA debentures outstanding during the three months ended March 31, 2011 than the comparable period in 2010. The management fee after management fee offset increased $0.3 million, or 37.1%, primarily due to a decrease in management fee offset resulting from lower new investment activity during the three months ended March 31, 2011 than the comparable period in 2010.

Net Investment Income

As a result of the $0.6 million increase in total investment income as compared to the $0.6 million increase in total expenses, net investment income for the three months ended March 31, 2011 was $2.3 million, or essentially unchanged from the comparable period in 2010.

Net Increase in Net Assets Resulting From Operations

For the three months ended March 31, 2011, the total realized loss on investments was $7.9 million resulting from one non-control/non-affiliate investment. For the three months ended March 31, 2010, the total realized loss on investments was nominal.

During the three months ended March 31, 2011, we recorded net unrealized appreciation on investments of $8.9 million comprised of unrealized appreciation on seven investments totaling $2.6 million and unrealized depreciation on 11 other investments totaling $1.5 million. In addition, we recorded net unrealized depreciation reclassification adjustments of $7.9 million related to a realized loss on the non-control/non-affiliate investment noted above.

As a result of these events, our net increase in net assets resulting from operations during the three months ended March 31, 2011, was $3.3 million, or an increase of $6.8 million compared to a net decrease in net assets resulting from operations of $3.4 million during the three months ended March 31, 2010.

Comparison of fiscal years ended December 31, 2010 and December 31, 2009

Investment Income

For the year ended December 31, 2010, total investment income was $18.0 million, an increase of $3.8 million, or 26.8%, over the $14.2 million of total investment income for the year ended December 31, 2009. The increase was attributable to a $4.6 million increase in interest and fee income from investments, partially offset by a $0.8 million decrease in dividend income. The increase in interest and fee income is primarily attributable to higher average levels of outstanding debt investments, which was principally due to the closing of seven new debt investments totaling $29.4 million during 2010, partially offset by the repayment of $14.3 million of debt securities. The decrease in dividend income is primarily attributable to one equity investment in a portfolio company that was placed on non-accrual status during 2010.

Expenses

For the year ended December 31, 2010, total expenses were $9.0 million, an increase of $1.9 million, or 27.3%, over the $7.1 million of total expenses for the year ended December 31, 2009. The increase in total expenses was primarily attributable to a $1.3 million increase in interest expense as a result of higher average balances of SBA debentures outstanding during the year ended December 31, 2010 than the comparable period in 2009. The management fees paid to Fidus Capital, LLC after management fee offset increased $0.5 million, or 15.7%, primarily attributable to a decrease in management fee offset due to lower new investment activity during the year ended December 31, 2010 than the comparable period in 2009. Other expenses increased $0.3 million, or 179.9%, primarily attributable to a loss on dividend receivable of $0.3 million related to one portfolio investment that was placed on non-accrual status during 2010.

Net Investment Income

As a result of the $3.8 million increase in total investment income as compared to the $1.9 million increase in total expenses, net investment income for the year ended December 31, 2010, was $9.0 million, or a 26.3% increase, compared to net investment income of $7.1 million during the year ended December 31, 2009.

Net Increase in Net Assets Resulting from Operations

For the year ended December 31, 2010, the total realized loss on investments was $3.9 million, all of such realized loss was on non-control/non-affiliate investments, which was primarily the result of the restructuring of one debt investment. For the year ended December 31, 2009, total realized losses on investments totaled $5.6 million. Realized losses on control investments for 2009 was $3.8 million, which primarily consisted of realized losses on two investments. Realized losses on affiliate investments for 2009 was $1.8 million, which primarily consisted of realized losses on two investments.

During the year ended December 31, 2010, we recorded net unrealized depreciation on investments in the amount of $0.1 million, comprised primarily of unrealized depreciation on 11 investments totaling $10.2 million and unrealized appreciation on 13 other investments totaling $6.3 million. In addition, we recorded net unrealized depreciation reclassification adjustments of $3.9 million related to a realized loss on the non-control/non-affiliate investment noted above.

As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2010, was $5.0 million, or an increase of $6.6 million compared to a net decrease in net assets resulting from operations of $1.6 million during the year ended December 31, 2009.

Comparison of fiscal years ended December 31, 2009 and December 31, 2008

Investment Income

For the year ended December 31, 2009, total investment income was $14.2 million, an increase of $6.7 million, or 89.0%, over the $7.5 million of total investment income for the year ended December 31, 2008. The increase was primarily attributable to a $6.3 million increase in interest and fee income from investments. The increase in interest and fee income is primarily attributable to higher average levels of outstanding debt investments, which was principally due to the closing of ten new debt investments totaling $48.8 million during 2009.

Expenses

For the year ended December 31, 2009, total expenses were $7.1 million, an increase of $1.8 million, or 34.8%, over the $5.3 million of total expenses for the year ended December 31, 2008. The increase in total expenses was primarily attributable to a $1.7 million increase in interest expense as a result of higher average balances of SBA debentures outstanding during the year ended December 31, 2009 than the comparable period in 2008. The management fees paid to Fidus Capital, LLC after management fee offset decreased $0.1 million, primarily attributable to an increase in the management fee offset due to greater new investment activity during the year ended December 31, 2009 than the comparable period in 2008.

Net Investment Income

As a result of the $6.7 million increase in total investment income as compared to the $1.8 million increase in total expenses, net investment income for the year ended December 31, 2009 was $7.1 million, or a 216.2% increase, compared to net investment income of $2.2 million during the year ended December 31, 2008.

Net Decrease in Net Assets Resulting from Operations

For the year ended December 31, 2009, total realized losses on investments was $5.6 million. Realized losses on control investments for 2009 was $3.8 million, which primarily consisted of realized losses on two investments. Realized losses on affiliate investments for 2009 was $1.8 million, which primarily consisted of realized losses on two investments. During the year ended December 31, 2008, we did not record any realized gains or losses.

During the year ended December 31, 2009, we recorded net unrealized depreciation on investments in the amount of $3.1 million, comprised primarily of unrealized depreciation on ten investments totaling $7.5 million and unrealized appreciation on six other investments totaling $3.1 million. In addition, we recorded net unrealized depreciation reclassification adjustments of $1.3 million related to the realized losses on affiliate investments noted above. During the year ended December 31, 2008, we recorded net unrealized depreciation on investments in the amount of $0.8 million, comprised of unrealized depreciation on one investment.

As a result of these events, our net decrease in net assets resulting from operations during the year ended December 31, 2009, was $1.6 million, or a decrease of $3.1 million compared to a net increase in net assets resulting from operations of $1.5 million during the year ended December 31, 2008.

Liquidity and Capital Resources

Cash Flows

For the three months ended March 31, 2011, we experienced a net increase in cash and cash equivalents in the amount of $7.2 million. During that period, we used $0.5 million in cash from operating activities, primarily due to cash payments for interest on borrowings of approximately $2.4 million, the management fee of $1.0 million and other expenses partially offset by cash interest receipts on investments of $3.2 million. During the same period, we generated $7.8 million from financing activities, consisting of net borrowings under our credit facility totaling $0.8 million and capital contributions totaling $7.0 million.

For the three months ended March 31, 2010, we experienced a net increase in cash and cash equivalents in the amount of $0.1 million. During that period, we used $12.1 million in cash from operating activities primarily to fund $12.8 million in new investments which were partially offset by $1.1 million in repayments. During the same period, we generated $12.2 million from financing activities consisting of $12.5 million in new SBA debenture borrowing partially offset by the payment of $0.3 million in deferred financing costs.

For the year ended December 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $0.9 million. During that period, we used $12.8 million in cash in operating activities, primarily for the funding of $31.7 million of investments, partially offset by $14.3 million of principal payments received and $9.0 million of net investment income. During the same period, we generated $11.9 million from financing activities, consisting of borrowings under SBA debentures in the amount of $14.0 million, partially offset by deferred financing costs paid by us in the amount of $0.6 million and a capital distribution in the amount of $1.5 million.

For the year ended December 31, 2009, we experienced a net increase in cash and cash equivalents in the amount of $1.3 million. During that period, we used $48.4 million in cash in operating activities, primarily for the funding of $50.8 million of investments, partially offset by $7.1 million of net investment income. During the same period, we generated $49.7 million from financing activities, consisting of borrowings under SBA debentures in the amount of $33.0 million and partners’ capital contributions in the amount of $17.5 million. These amounts were partially offset by financing fees paid by us in the amount of $0.8 million.

For the year ended December 31, 2008, we experienced a net increase in cash and cash equivalents in the amount of $1.1 million. During that period, we used $40.5 million in cash in operating activities, primarily for the funding of $42.6 million of investments, partially offset by $2.0 million of principal payments received and $2.2 million of net investment income. During the same period, we generated $41.6 million from financing activities, consisting of borrowings under SBA debentures in the amount of $46.5 million and partners’ capital contributions in the amount of $11.5 million. These amounts were partially offset by financing fees paid by us in the amount of $1.1 million and repayment of outstanding borrowings on our line of credit in the amount of $15.3 million.

Capital Resources

As of March 31, 2011, we had $9.0 million in cash and cash equivalents, and our net assets totaled $62.3 million. We intend to generate additional cash primarily from net proceeds of this offering and any future offerings of securities, future borrowings as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our income except for certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement will limit the amount that we may borrow. Upon the receipt of the net proceeds from this offering, we anticipate that we will be in compliance with the asset coverage ratio under the 1940 Act.

We anticipate that we will continue to fund our investment activities through a combination of debt and additional equity capital. Due to Fidus Mezzanine Capital, L.P.’s status as a licensed SBIC, it has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC as of March 31, 2011, was $150.0 million. Debentures guaranteed by the SBA have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. As of March 31, 2011, Fidus Mezzanine Capital, L.P. had $93.5 million of outstanding SBA debentures, which had a weighted average interest rate of 5.4%. Based on its $75.9 million of regulatory capital, Fidus Mezzanine Capital, L.P. has the current capacity to issue up to an additional $56.5 million of debentures guaranteed by the SBA.

Recently Issued Accounting Standards

In January 2010, the FASB issued an update to ASC Topic 820, Fair Value Measurements and Disclosures Topic, which requires additional disclosures about inputs into valuation techniques, disclosures about significant transfers into or out of Levels 1 and 2, and disaggregation of purchases, sales, issuances and settlements in the Level 3 roll forward disclosure. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of these updates did not have a material impact on our financial statements.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2011 and December 31, 2010, our only off-balance sheet arrangements consisted of $0.5 million of an unfunded commitment to provide debt financing to one of our portfolio companies. As of December 31, 2009, our only off-balance sheet arrangement consisted of a $50,000 unfunded commitment to provide debt financing to one of our portfolio companies. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in our balance sheets.

Contractual Obligations

As of March 31, 2011, our future fixed commitments for cash payments are as follows:

							2016 and
	Total	2011	2012	2013	2014	2015	Thereafter
	(Dollars in thousands)

SBA debentures	$93,500	$—	$—	$—	$—	$—	$93,500
Interest due on SBA Debentures	40,226	2,537	5,057	5,044	5,044	5,044	17,500

Total	$133,726	$2,537	$5,057	$5,044	$5,044	$5,044	$111,000

We have certain contracts under which we have material future commitments. We intend to enter into the Investment Advisory Agreement with our investment advisor in accordance with the 1940 Act. The Investment Advisory Agreement will become effective upon the closing of this offering. Under the Investment Advisory Agreement, our investment advisor has agreed to provide us with investment advisory and management services. We have agreed to pay the following amounts for these services (a) a management fee equal to a percentage of the average of our total assets (excluding cash and cash equivalents) and (b) an incentive fee based on our performance. See “Management and Other Agreements — Investment Advisory Agreement — Management Fee.”

We also intend to enter into the Administration Agreement with our investment advisor. The Administration Agreement will become effective upon the closing of the formation transactions and this offering. Under the Administration Agreement, our investment advisor has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. See “Management and Other Agreements — Administration Agreement.”

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our independent board members. Upon the completion of this offering, the existing management services agreement of Fidus Mezzanine Capital, L.P. will terminate with no continuing payment or other obligations on the part of either party.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. In the future, our investment income may also be affected by changes in various interest rates, including LIBOR and prime rates, to the extent of any debt investments that include floating interest rates. As of March 31, 2011, all of our debt investments bore interest at fixed rates and all of our pooled SBA debentures bore interest at fixed rates. Assuming that the balance sheets as of March 31, 2011, December 31, 2010 and December 31, 2009 were to remain constant, a hypothetical 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of March 31, 2011 and December 31 for the years indicated in the table. We have derived the information as of December 31, 2007, December 31, 2008 and March 31, 2011 from unaudited financial data. The information as of December 31, 2009 and December 31, 2010 has been derived from our consolidated financial statements, which have been audited by our independent registered public accounting firm and are included elsewhere in this prospectus.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidation	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)
	(Dollars in thousands)

SBA debentures:
2007	$—	$—	—	N/A
2008	46,450	1,701	—	N/A
2009	79,450	1,610	—	N/A
2010	93,500	1,556	—	N/A
2011 (as of March 31, unaudited)	93,500	1,662	—	N/A
Credit facility:
2007	$15,250	$2,285	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	—	—	—	N/A
2011 (as of March 31, unaudited)	750	1,662	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “— ” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

THE COMPANY

General

We provide customized mezzanine debt and equity financing solutions to lower middle-market companies, which we define as U.S.-based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. We were formed to continue and expand the business of Fidus Mezzanine Capital, L.P., a fund formed in February 2007 that is licensed by the SBA as an SBIC and to make investments in portfolio companies directly at the parent level. Upon consummation of this offering and the formation transactions, we will acquire Fidus Mezzanine Capital, L.P. as our wholly-owned SBIC subsidiary. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries. Since commencing operations in 2007, we have invested an aggregate of $170.4 million in 21 portfolio companies.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and accomplished and operationally-focused management teams. We target companies in the lower middle-market with EBITDA between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. We expect that our investments will typically range between $5.0 million and $15.0 million per portfolio company.

As of March 31, 2011, we had debt and equity investments in 16 portfolio companies with an aggregate fair value of $143.7 million. The weighted average yield on all of our debt investments as of March 31, 2011 was 14.9%. Yields are computed using the effective interest rates as of March 31, 2011, including accretion of original issue discount, divided by the weighted average cost of debt investments. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The lower middle-market represents a large, underserved market.  According to Dun & Bradstreet, as of January 31, 2011, there were approximately 105,000 companies in the lower middle-market, defined as companies with revenues between $10.0 million and $150.0 million. We believe that lower middle-market companies, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with more financing options.

Recent credit market dislocation for lower middle-market companies has created an opportunity for attractive risk-adjusted returns.  We believe the credit crisis that began in 2007 and the subsequent exit from lower middle-market lending of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in our market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

Large pools of uninvested private equity capital should drive future transaction velocity.  According to Pitchbook, as of June 30, 2010, there was approximately $42 billion of uninvested capital raised by private equity funds under $500.0 million in fund size with vintage years from 2005 to 2010. As a result, we expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors.

Future refinancing activity is expected to create additional investment opportunities.  A high volume of debt financings completed between the years 2005 and 2008 is expected to mature in the coming years. Based on Standard & Poor’s LCD middle-market statistics, an aggregate of $113.9 billion middle-market loans were issued from 2004 to 2007 and are expected to mature in five to seven years. We believe this supply of opportunities coupled with limited financing providers focused on lower middle-market companies will continue to produce for us investment opportunities with attractive risk-adjusted returns.

Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

Leveraging the Experience of Our Investment Advisor.  Our investment advisor’s investment professionals have an average of over 20 years of experience investing in, lending to and advising companies across changing market cycles. These professionals have diverse backgrounds with prior experience in senior management positions at investment banks, specialty finance companies, commercial banks and privately and publicly held companies and have extensive experience investing across all levels of the capital structure of lower middle-market companies. The members of our investment advisor have invested more than $750 million in mezzanine debt, senior secured debt (including unitranche debt) and equity securities of primarily lower middle-market companies. We believe this experience provides our investment advisor with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this understanding positions our investment advisor to effectively identify, assess, structure and monitor our investments.

Capitalizing on Our Strong Transaction Sourcing Network.  Our investment advisor’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, financial intermediaries and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner helps generate a steady stream of new investment opportunities and proprietary deal flow. Further, we anticipate that we will obtain leads from our greater visibility as a publicly-traded business development company. Since commencing operations in 2007, the investment professionals of our investment advisor have reviewed over 850 investment opportunities primarily in lower middle-market companies through March 31, 2011.

Serving as a Value-Added Partner with Customized Financing Solutions.  We follow a partnership-oriented approach in our investments and focus on opportunities where we believe we can add value to a portfolio company. We primarily concentrate on industries or market niches in which the investment professionals of our investment advisor have prior experience. The investment professionals of our investment advisor also have expertise in structuring securities at all levels of the capital structure, which we believe positions us well to meet the needs of our portfolio companies. We will invest in mezzanine debt securities, typically coupled with an equity interest; however, on a selective basis we may invest in senior secured or unitranche loans. Further, as a publicly-traded business development company, we will have a longer investment horizon without the capital return requirements of traditional private investment vehicles. We believe this flexibility will enable us to generate attractive risk-adjusted returns on invested capital and enable us to be a better long-term partner for our portfolio companies. We believe that by leveraging the industry and structuring expertise of our investment advisor coupled with our long-term investment horizon, we are well positioned to be a value-added partner for our portfolio companies.

Employing Rigorous Due Diligence and Underwriting Processes Focused on Capital Preservation.  Our investment advisor follows a disciplined and credit-oriented approach to evaluating and investing in companies. We focus on companies with proven business models, significant free cash flow, defensible market positions and significant enterprise value cushion for our debt investments. In making investment decisions, we seek to minimize the risk of capital loss without foregoing the opportunity for capital appreciation. Our investment advisor’s investment professionals have developed extensive due diligence and underwriting processes designed to assess a portfolio company’s prospects and to determine the appropriate investment structure. Our investment advisor thoroughly analyzes each potential portfolio company’s competitive position, financial performance, management team, growth potential and industry attractiveness. As part of this process, our investment advisor also participates in meetings with management, tours of facilities, discussions with industry professionals and third-party reviews. We believe this approach enables us to build and maintain an attractive investment portfolio that meets our return and value criteria over the long term.

Actively Managing our Portfolio.  We believe that our investment advisor’s initial and ongoing portfolio review process allows us to effectively monitor the performance and prospects of our portfolio companies. We seek to obtain board observation rights or board seats with respect to our portfolio companies and we conduct monthly financial reviews and regular discussions with portfolio company management. We structure our investments with a comprehensive set of financial maintenance, affirmative and negative covenants. We believe that active monitoring of our portfolio companies’ covenant compliance provides us with an early warning of any financial difficulty and enhances our ability to protect our invested capital.

Maintaining Portfolio Diversification.  We seek to maintain a portfolio of investments that is diversified among companies, industries and geographic regions. We have made investments in portfolio companies in the following industries: business services, industrial products and services, value-added distribution, healthcare products and services, consumer products and services (including retail, food and beverage), defense and aerospace, transportation and logistics, government information technology services and niche manufacturing. We believe that investing across various industries helps mitigate the potential effects of negative economic events for particular companies, regions and industries.

Benefiting from Lower Cost of Capital.  Fidus Mezzanine Capital, L.P.’s SBIC license allows us to issue SBA debentures. These SBA debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower-cost SBA leverage is, and will continue to be, a significant part of our funding strategy, our relative cost of debt capital should be lower than many of our competitors. We may also apply for a second SBIC license through which we may issue more SBA debentures to fund additional investments; however, we can make no assurances that, if we do apply, the SBA will approve such application. The SBA regulations currently limit the amount that is available to be borrowed by Fidus Mezzanine Capital, L.P. to $150.0 million. If we apply and are approved by the SBA for a second SBIC license, the maximum amount of outstanding SBA debentures for two or more SBICs under common control cannot exceed $225.0 million.

About Our Advisor

The investment activities of Fidus Mezzanine Capital, L.P. are currently managed by Fidus Capital, LLC. Upon consummation of the formation transactions and this offering, Fidus Mezzanine Capital, L.P. will terminate the current management services agreement with Fidus Capital, LLC and we will enter into the Investment Advisory Agreement with Fidus Investment Advisors, LLC, as our investment advisor. The investment professionals of Fidus Capital, LLC, who are also the investment professionals of Fidus Investment Advisors, LLC, are responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Fidus Investment Advisors, LLC is a newly formed Delaware limited liability company that is a registered investment advisor under the Advisers Act. In addition, Fidus Investment Advisors, LLC will serve as our administrator pursuant to the Administration Agreement. Our investment advisor has no prior experience managing or administering any business development company.

Our relationship with our investment advisor will be governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. See “Related-Party Transactions and Certain Relationships — Conflicts of Interest.” Pursuant to the terms of the Investment Advisory Agreement, our investment advisor will provide us with advisory services in exchange for a base management fee and incentive fee. See “Management and Other Agreements — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee payable by us to our investment advisor. These fees are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) and, therefore, our investment advisor will benefit when we incur debt or use leverage. See “Risk Factors — Our incentive fee structure may create incentives for our investment advisor that are not fully aligned with the interests of our stockholders.” Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review our investment advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether the fees and expenses (including those related to leverage) that we pay to our investment advisor remain appropriate.

Our investment advisor’s investment professionals will continue to capitalize on their significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community and have an average of over 20 years of experience investing in, lending to and advising lower middle-market companies. In addition, our investment advisor’s investment professionals have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies.

Investments

We seek to create a diversified investment portfolio that will primarily include mezzanine loans and equity securities. We intend to invest between $5.0 million to $15.0 million per transaction in the securities of lower middle-market companies, although this investment size may vary proportionately with the size of our capital base. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our mezzanine debt investments and capital appreciation from our equity related investments. We may invest in the equity securities of our portfolio companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our mezzanine debt investments. As of March 31, 2011, 76.4% of our investments were mezzanine loans, 14.1% were senior secured loans and 9.5% were equity securities based on cost.

Mezzanine Debt Investments.  We typically invest in mezzanine debt, which includes senior subordinated notes and junior secured loans. These loans typically will have relatively high, fixed interest rates (often representing a combination of cash pay and payment-in-kind interest), prepayment penalties and amortization of principal deferred to maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In certain situations where we are able to structure an investment as a junior, secured loan, we will obtain a junior security interest in the assets of these portfolio companies that will serve as collateral in support of the repayment of such loan. This collateral may take the form of second-priority liens on the assets of a portfolio company.

Senior Secured Loans.  We will also opportunistically structure some of our future debt investments as senior secured or unitranche loans. Senior secured loans will typically provide for a fixed interest rate and may contain some minimum principal amortization, excess cash flow sweep features and prepayment penalties. Senior secured loans are secured by a first or second priority lien in all existing and future assets of the borrower and may take the form of term loans or revolving lines of credit. Unitranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt. We believe that unitranche debt can be attractive for many lower middle-market companies given their size in order to reduce structural complexity and potential conflicts among creditors.

Equity Securities.  Our equity securities typically consist of either a direct minority equity investment in common or preferred stock of a portfolio company, or we may receive warrants to buy a minority equity interest in a portfolio company in connection with a debt investment. Warrants we receive with our debt investments typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. Our equity investments are typically not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. Our equity investments typically are made in connection with debt investments in the same portfolio companies.

We generally seek to invest in companies from the broad range of industries in which our investment advisor has direct experience. The following is a representative list of the industries in which we may elect to invest; however, we may invest in other industries if we are presented with attractive opportunities:

•	business services;

•	industrial products and services;

•	value-added distribution;

•	healthcare products and services;

•	consumer products and services (including retail, food and beverage);

•	defense and aerospace;

•	transportation and logistics;

•	government information technology services; and

•	niche manufacturing.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow.  Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership.  We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions.  We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base.  We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Invested Capital.  We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy.  We invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the company resulting in repayment of all outstanding debt and equity; (b) the recapitalization of the company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the company. In some investments, there may be scheduled amortization of some portion of our debt investment which would result in a partial exit of our investment prior to the maturity of the debt investment.

Investment Committees

The purpose of the investment committees is to evaluate and approve as deemed appropriate all investments by our investment advisor, subject at all times to the oversight and approval of our board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committees will also serve to provide investment consistency and adherence to our investment advisor’s core investment philosophy and policies. The investment committees will also determine appropriate investment sizing and suggest ongoing monitoring requirements.

Our investment advisor has formed an investment committee to evaluate and approve all of our direct investments and an investment committee to evaluate and approve all our investments through Fidus Mezzanine Capital, L.P. The members of each committee and the approval requirements to make a new investment, or to exit or sell an existing investment, are as follows:

Investment Committee:	Fidus Investment Corporation	Fidus Mezzanine Capital, L.P.
Members of Committee:	Edward H. Ross	Edward H. Ross
	Thomas C. Lauer	John J. Ross, II
	John J. Ross, II	B. Bragg Comer, III
	B. Bragg Comer, III	Paul E. Tierney, Jr.
	Paul E. Tierney, Jr.	John H. Grigg
John H. Grigg
W. Andrew Worth
Approval:	Affirmative vote of five of the seven members	Affirmative vote of four of the five members

Our investment advisor intends to apply for approval by the SBA to appoint Messrs. Lauer and Worth to the investment committee for Fidus Mezzanine Capital, L.P.; however, we can offer no assurances as to when, or if, we will receive such approval from the SBA. For purposes of discussion herein, any reference to “investment committee” refers to both our investment committee and the investment committee of Fidus Mezzanine Capital, L.P.

Our investment advisor’s investment strategy involves a team approach, whereby potential transactions are screened by several members of our investment advisor’s investment team before being presented to the investment committee. The investment committee meets on an as-needed basis depending on transaction volume. The investment professionals of our investment advisor, including the members of the investment committee, hold weekly meetings to review deal flow and potential transactions. These meetings serve as a forum to discuss credit views and outlooks and deal team members are encouraged to share information and views on potential investments early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working more efficiently.

Investment Process Overview

Our investment advisor has developed the following investment process based on the experience of its investment professionals to identify investment opportunities and to structure investments quickly and effectively. Furthermore, our investment advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the portfolio company’s capital structure. The investment process consists of five distinct phases:

•	Investment Generation/Origination;

•	Initial Evaluation;

•	Due Diligence and Underwriting;

•	Documentation and Closing; and

•	Active Portfolio Management.

Each of the phases is described in more detail below.

Investment Generation/Origination.  Our investment originating efforts are focused on leveraging our investment advisor’s extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, financial intermediaries and management teams of privately owned businesses. Since commencing operations in 2007, we have reviewed over 850 potential investment opportunities primarily in lower middle-market companies through March 31, 2011. We believe that our investment advisor’s investment professionals have reputations as reliable, responsive and value-added partners for lower middle-market companies. Our investment advisor’s focus and reputation as a valued added partner generates a balanced mix of proprietary deal flow and a steady stream of new deal opportunities. In addition, we anticipate that we will obtain leads from our greater visibility as a publicly-traded business development company.

Initial Evaluation.  After a potential transaction is received by our investment advisor, at least one of its investment professionals will conduct an initial review of the transaction materials to determine whether it meets our investment criteria and complies with SBA and other regulatory compliance requirements.

If the potential transaction initially meets our investment criteria, at least two members of the investment committee, referred to as the deal team, will conduct a preliminary due diligence review, taking into consideration some or all of the following factors:

•	A comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine a range of estimated internal rates of return.

•	An initial call or meeting with the management team, owner, private equity sponsor or other deal partner.

•	A brief industry and market analysis, leveraging direct industry expertise from other investment professionals of our investment advisor.

•	Preliminary qualitative analysis of the management team’s competencies and backgrounds.

•	Potential investment structures and pricing terms.

Upon successful completion of the screening process, the deal team will prepare a screening memorandum and make a recommendation to the investment committee. At this time, the investment committee will also consider whether the investment would be made by us or through our SBIC subsidiary. If the investment committee supports the deal team’s recommendation, the deal team will issue a non-binding term sheet to the company. Such a term sheet will typically include the key economic terms based on our analysis conducted during the screening process as well as a proposed timeline. Upon agreement on a term sheet with the company, our investment advisor will begin a formal diligence and underwriting process.

Due Diligence and Underwriting.  Our investment advisor has developed a rigorous and disciplined due diligence process which includes a comprehensive understanding of a borrower’s industry, market, operational, financial, organizational and legal positions and prospects. We expect our investment advisor to continue the same systematic, consistent approach historically employed by Fidus Capital, LLC. The due diligence review will take into account information that the deal team deems necessary to make an informed decision about the creditworthiness of the borrower and the risks of the investment, which includes some or all of the following:

•	Initial or additional site visits and facility tours with management and key personnel.

•	Review of the business history, operations and strategy.

•	In depth review of industry and competition.

•	Analysis of key customers and suppliers, including review of any concentrations and key contracts.

•	Detailed review of historical and projected financial statements, including a review of at least three years of performance (annual and monthly), key financial ratios, revenue, expense and profitability drivers and sensitivities to management’s financial projections.

•	Detailed evaluation of company management, including background checks.

•	Third party reviews of accounting, environmental, legal, insurance, interviews with customers and suppliers, material contracts, competition, industry and market studies (each as appropriate).

•	Financial sponsor diligence, if applicable, including portfolio company and other reference checks.

During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given various scenarios, including downside, “base case” and upside. Upon satisfactory completion of the due diligence review process, the deal team will present their findings and a recommendation to the investment committee. If the investment committee supports the deal team’s recommendation, the deal team will proceed with negotiating and documenting the investment.

Documentation and Closing.  Our investment advisor works with the management of the company and its other capital providers, including as applicable, senior, junior and equity capital providers to structure an investment. Our investment advisor structures each investment with an acute focus on capital preservation and will tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company. We will seek to limit the downside potential of our investments by:

•	Targeting an optimal total return on our investments (including a combination of current and deferred interest, prepayment penalties and equity participation) that compensates us for credit risk.

•	Negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, yet consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either board observation or rights to a seat on the board under some circumstances.

•	Structuring financial covenants and terms in our debt investments that require the portfolio company to reduce leverage over time, thereby enhancing the investment’s credit quality. These methods may include, among others: maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; maintenance cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, limiting a company’s ability to relever its balance sheet. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

We expect to hold most of our investments to maturity or repayment, but may exit our investments earlier if a liquidity event takes place, such as a sale or recapitalization of a portfolio company or if we determine that a sale of one or more of our investments is in our best interest.

Active Portfolio Management.  We view active portfolio monitoring as a vital part of the investment process and continuously monitor the status and progress of the portfolio companies. The same deal team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of its portfolio companies for post-investment assistance and monitoring purposes.

As part of the monitoring process, the deal team will conduct a comprehensive review of the financial and operating results of each portfolio company that includes a review of the monthly/quarterly financials relative to prior year and budget, review financial projections including cash flow and liquidity needs, meet with management, attend board meetings and review compliance certificates and covenants. We will maintain an on-going dialogue with the management and any controlling equity holders of a portfolio company that will include discussions about the company’s business plans and growth opportunities and any changes industry and competitive dynamics. While we maintain limited involvement in the ordinary course operations of our portfolio companies, we may maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. Our investment advisor’s portfolio management will also include quarterly portfolio reviews with all investment professionals and investment committee members.

Investment Rating System

In addition to various risk management and monitoring tools, our investment advisor will also use an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We will use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1: Investments that involve the least amount of risk in our portfolio. The company is performing above expectations and the trends and risk factors are favorable, and may include an expected capital gain.

•	Investment Rating 2: Investments that involve a level of risk similar to the risk at the time of origination. The company is performing substantially within our expectations, and the risks factors are neutral or favorable. All new investments are initially rated 2.

•	Investment Rating 3: Investments that are performing below our expectations and indicates the investment’s risk has increased somewhat since origination. The company requires closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants, but payments are generally not past due.

•	Investment Rating 4: Investments that are performing materially below our expectations and the risk has increased materially since origination. We expect some loss of investment return, but no loss of principal.

•	Investment Rating 5: Investments that are performing substantially below our expectations and whose risks have increased substantially since origination. Investments with a rating of 5 are those for which some loss of principal is expected.

As of March 31, 2011, the weighted average investment grade of the investments in our portfolio was 1.9. The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value.

	As of
	March 31, 2011
		Percent of
	Investments at	Total
Investment Rating	Fair Value	Portfolio
	(Dollars in thousands)

1	$26,751	18.6%
2	100,374	69.9
3	15,593	10.9
4	—	—
5	934	0.6

Totals	$143,652	100.0%

Determination of Net Asset Value and Valuation Process

We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the fair value of our total assets minus liabilities divided by the total number of shares of common stock outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Because we expect that there will not be a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotation are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as describe below:

•	our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of our investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee;

•	our board of directors also engages one or more independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available. We will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;

•	the audit committee of our board of directors reviews the preliminary valuations of our investment advisor and of the independent valuation firms and responds to and supplements the valuation recommendations to reflect any comments; and

•	the board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment advisor, the independent valuation firms and the audit committee.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security, which includes the amortized original issue discount and payment-in-kind interest or dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. We perform detailed valuations of our debt and equity investments on an individual basis, using market, income and yield approaches as appropriate.

Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise value of private companies are based on multiples of EBITDA, cash flows, net income, revenues or, in limited cases, book value.

Under the income approach, we prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, we consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business and comparisons of financial ratios of peer companies that are public

Under the yield approach, we use discounted cash flow models to determine the present value of the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, we also consider the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, estimated remaining life, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. We estimate the remaining life of our debt investments to generally be the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date.

We classify our investments in accordance with the 1940 Act. See Note 2 to the consolidated financial statements for definitions of Control, Affiliate and Non-Control Non-Affiliate included elsewhere in this prospectus. For our Control investments, we determine the fair value of debt and equity investments using a combination of market and income approaches. The valuation approaches for our Control investments estimate the value of the investment if we were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with our ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

For our Affiliate or Non-Control/Non-Affiliate equity investments, we use a combination of market and income approaches as described above to determine the fair value. For our Affiliate or Non-Control/Non-Affiliate debt investments, we generally use the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, we may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainties with respect to the possible effect of such valuations, and any changes in such valuations, on the financial statements.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our investment advisor will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our investment advisor for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to lower middle-market companies include public and private funds, other business development companies, small business investment companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the distribution and other requirements we must satisfy to maintain our RIC status.

We expect to use the expertise of the investment professionals of our investment advisor to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the investment professionals of our investment advisor will enable us to learn about, and compete effectively for, financing opportunities with attractive lower middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by our investment advisor, which is also acting as our administrator. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Some of our executive officers described under “Management” are also officers of our investment advisor. See “Management and Other Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, and are provided by our investment advisor pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate to our business as we contemplate conducting it.

Legal Proceedings

We are not, and our investment advisor is not, currently subject to any material legal proceedings against them.

PORTFOLIO COMPANIES

Table of Investments

The following table sets forth certain information as of March 31, 2011, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Based upon information provided to us by our portfolio companies (which we have not independently verified), our portfolio had a total net debt to EBITDA ratio of approximately 3.5 to 1.0 and an EBITDA to interest expense ratio of 3.0 to 1.0. In calculating these ratios, we included all portfolio company debt, EBITDA and interest expense as of December 31, 2010, including debt junior to our debt investments. If we excluded debt junior to our debt investments in calculating these ratios, the ratios would be 3.4 to 1.0 and 3.1 to 1.0, respectively. At March 31, 2011, we had an equity ownership in 81.3% of our portfolio companies and the average fully diluted equity ownership in such portfolio companies was 9.2%.

The following table sets forth certain information about our investments by portfolio company as of March 31, 2011.

	Nature of		Percentage		Fair
Name and Address of	Its Principal	Type of	of Class	Cost of	Value of
Portfolio Company	Business	Investment	Held	Investment	Investment
				(Dollars in thousands)

Avrio Technology Group, LLC	Provider of electronic	Subordinated Notes	—	$8,185	$8,185
8840 N. Greenview Drive	components and	Common Units	7.0%	1,000	1.000
Middleton, WI 53562	software
Brook & Whittle Limited	Specialty label	Subordinated Notes	—	6,094	6,094
P.O. Box 409	printer	Subordinated Notes	—	1,919	2,087
260 Branford Road		Warrants	1.5%	285	400
North Branford, CT 06471
Caldwell & Gregory, LLC	Laundry room	Subordinated Notes	—	8,090	8,090
129 Broad Street Road	operator	Preferred Units	—	1,163	1,404
Manakin-Sabot, VA 23103		Common Units	4.0%	4	259
Casino Signs & Graphics, LLC	Sign manufacturer	Senior Secured Loan	—	4,500	934
3655 W. Diablo Drive, #1
Las Vegas, NV 89118
Connect-Air International, Inc.	Distributor of wire	Subordinated Notes	—	4,347	4,347
4240 B Street N.W.	and cable	Preferred Units	27.0%	4,759	4,759
Auburn, WA 98001	assemblies
Fairchild Industrial Products Company	Manufacturer of	Subordinated Notes	—	650	650
3920 Westpoint Blvd.	pneumatic and	Subordinated Notes	—	8,500	8,500
Winston-Salem, NC 27103	mechanical process
	controls
Goodrich Quality Theaters, Inc.	Movie theater	Subordinated Notes	—	11,897	12,500
4417 Broadmoor Ave. S.E.	operator	Warrants	4.5%	750	1,765
Grand Rapids, MI 49512
Interactive Technology Solutions, LLC	Government information	Subordinated Notes	—	5,065	5,065
8757 Georgia Ave. Suite 500	technology services	Common Units	0.5%	500	400
Silver Spring, MD 20910
Jan-Pro International, LLC	Franchisor of	Subordinated Notes	—	7,386	7,386
11605 Haynes Bridge Road,	commercial cleaning	Preferred Equity	2.1%	750	609
Suite 425	services
Alpharetta, GA 30004
K2 Industrial Services, Inc.	Industrial cleaning	Subordinated Notes	—	8,000	8,240
5233 Hohman Avenue	and coatings
Hammond, IN 46320
Paramount Building Solutions, LLC	Janitorial services	Subordinated Notes	—	6,053	6,053
401 W. Baseline Road, #209	provider	Common Units	6.0%	1,500	3,308
Tempe, AZ 85283

	Nature of		Percentage		Fair
Name and Address of	Its Principal	Type of	of Class	Cost of	Value of
Portfolio Company	Business	Investment	Held	Investment	Investment
				(Dollars in thousands)

Simplex Manufacturing Co.	Provider of	Senior Secured Loans	—	$—	$—
13340 NE Whitaker Way	helicopter tank systems	Senior Secured Loans	—	4,214	4,205
Portland, OR 97230		Warrants	23.7%	710	188
TBG Anesthesia Management, LLC	Physician	Senior Secured Loan	—	10,800	11,000
1770 1st Street, Suite 703	management company	Warrants	2.5%	276	456
Highland Park, IL 60035
Tulsa Inspection Resources, Inc.	Pipeline inspection	Subordinated Notes	—	3,887	3,784
4111 S. Darlington Ave.,	services	Subordinated Notes	—	648	648
Suite 1000		Warrants	4.7%	193	—
Tulsa, OK 74135
Westminster Cracker Company, Inc.	Specialty cracker	Subordinated Notes	—	6,863	6,863
1 Scale Avenue, Suite 81,	manufacturer	Common Units	11.3%	1,000	1,000
Building 14 Rutland, VT 05701
Worldwide Express Operations, LLC	Franchisor of	Subordinated Notes	—	8,637	8,637
2828 Routh Street, Suite 400	shipping and	Subordinated Notes	—	9,773	10,094
Dallas, TX 75201	logistics services	Warrants	21.4%	—	3,939
		Common Units	3.5%	270	803

			Total:	$138,668	$143,652

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our total assets:

Avrio Technology Group, LLC is a leading supplier of frequency control components, integrated sub-assemblies and software engineering solutions serving the commercial, industrial, aviation, military and space end markets.

Brook & Whittle Limited is a leading provider of printing and packaging solutions. The company produces pressure sensitive labels for consumer products across all industries including personal care, beverage, food and household.

Caldwell & Gregory, LLC is a leading provider of laundry equipment and facility management services primarily for colleges, universities, apartments and condominiums.

Connect-Air International, Inc. is a leading distributor of specialty low-voltage wire and cable products in the United States. The company’s primary focus is on control and signal wire for HVAC, security and fire alarm systems. In addition, the company designs and distributes custom cable assemblies and adapters.

Fairchild Industrial Products Company is the leading designer and manufacturer of pneumatic and electro-pneumatic industrial control products and power transmission products. The company’s customer base spans multiple end markets, including food processing, pharmaceutical, pulp and paper, oil and gas, textile and automotive.

Goodrich Quality Theaters, Inc. is one of the largest regional theater companies in the United States, operating 30 theaters in the Midwest.

Jan-Pro International, LLC is a leading franchisor of commercial cleaning services in the United States and internationally. The company focuses on light commercial businesses, including automotive dealerships, offices, schools and medical facilities.

K2 Industrial Services, Inc. is an independent provider of outsourced mission-critical industrial cleaning, coating, and maintenance services. Its six business units operate out of 24 facilities and serve more than 500 companies in a variety of markets, including steel, power generation, oil and gas, paper production and government.

Paramount Building Solutions, LLC is a leading provider of outsourced janitorial and floor care services to “big box” retailers nationwide, including grocery, club stores, etc.

TBG Anesthesia Management, LLC is an outsourced anesthesiology practice management company. The company provides services to hospitals and medical centers in the Midwest under exclusive contracts.

Westminster Cracker Company, Inc. is a manufacturer of premium, all-natural oyster crackers and other baked goods. The company’s products are served nationally in restaurants and other foodservice establishments and are also sold in grocery stores.

Worldwide Express Operations, LLC is one of the largest authorized resellers of UPS express and ground shipping services. In addition, the company has partnered with more than 30 freight carriers. Through its network of more than 150 franchisees, the company services the shipping needs of small- and medium-sized businesses nationwide.

Recent Developments

On April 6, 2011, we invested $8.1 million of subordinated debt and equity securities in Nobles Manufacturing, Inc., a leading manufacturer of ammunition feed systems and components and centrifugal dryers.

On April 12, 2011, we invested $4.8 million of subordinated debt and equity securities in Medsurant Holdings, LLC, a provider of intraoperative monitoring technology and services.

MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. In addition, the business and affairs of Fidus Mezzanine Capital, L.P. will be managed under the direction of its board of directors, which will consist of the same individuals as our board of directors. Upon completion of this offering, the board of directors is expected to consist of five members, three of whom are not “interested persons” of Fidus Investment Corporation, our investment advisor or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who will serve at the discretion of the board of directors. The responsibilities of our board of directors include, among other things, oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Our board of directors will establish an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Edward H. Ross, an interested person of Fidus Investment Corporation, serves as chairman of our board of directors. Our board of directors believes that it is in the best interests of our investors for Mr. Ross to lead our board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. Our board of directors does not have a lead independent director. However, Wayne F. Robinson, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our board of directors and is involved in the preparation of agendas for board and committee meetings. Our board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Fidus Investment Corporation because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. Our board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our investment advisor and our board of directors.

Board of Directors

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our charter, to be effective immediately prior to the completion of this offering, permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. These persons will serve as directors of Fidus Mezzanine Capital, L.P. having terms that run concurrently with their terms on our board of directors.

The following individuals will serve on our board of directors immediately prior to the completion of this offering:

			Director	Expiration
Name	Age	Position	Since	of Term

Interested Directors:
Edward H. Ross	45	Chairman of the Board and Chief Executive Officer	2011	2014
Thomas C. Lauer	43	Director	2011	2013
Independent Directors:
Wayne F. Robinson	57	Director		2014
Charles D. Hyman	52	Director		2012
Charles G. Phillips	62	Director		2013

The address for each of our directors is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Cary L. Schaefer	35	Chief Financial Officer and Chief Compliance Officer

The address for each of our executive officers is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Biographical Information

For purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Wayne F. Robinson served as a managing director and head of global capital finance of Wachovia Capital Markets, LLC, a division of Wachovia Securities, from 2002 until his retirement in 2009. Mr. Robinson previously served as managing director and head of leveraged finance of First Union Securities from 1983 until the firm’s merger with Wachovia Securities in 2002. Mr. Robinson is currently on the board of directors of one private company. Mr. Robinson will bring to our board of directors extensive senior executive management experience in corporate finance and investment banking.

Charles D. Hyman is the founder and chief executive officer of Charles D. Hyman & Co., a private, registered investment management firm located in Ponte Vedra Beach, Florida. Prior to forming Charles D. Hyman & Co. in 1994, Mr. Hyman served as a senior vice president of St. Johns Investment Management Company. Mr. Hyman has served on the board of directors for several not-for-profit companies in the past five years. Mr. Hyman will bring to our board of directors extensive investment management experience.

Charles G. Phillips was employed by Prentice Capital Management, LLC, an investment management firm, from 2005 until his retirement in 2008. Mr. Phillips was previously a managing director from 1991 to 2002 and president from 1998 to 2001 of Gleacher & Co., an investment banking and management firm. Mr. Phillips is currently a member of the board of directors of California Pizza Kitchen, Inc. (Nasdaq: CPKI), and has served on the boards of several public and private companies and private investment funds, including Whitehall Jewelers Holdings, Inc. Mr. Phillips will bring to our board of directors extensive senior executive management experience in corporate finance and investment banking and experience gained from his service on the board of directors of several public and private companies and private investment funds.

Interested Directors

Edward H. Ross will serve as our chairman of the board and chief executive officer and as chairman of our investment advisor’s investment committees. Mr. Ross has more than 19 years of alternative asset investing experience with middle-market companies. Mr. Ross co-founded Fidus Capital, LLC in 2005. Mr. Ross was a managing director and the head of the Chicago office for Allied Capital Corporation, a publicly-traded business development company, where he focused on making debt and equity investments in middle-market companies from 2002 to 2005. Prior to joining Allied Capital Corporation, Mr. Ross co-founded Middle Market Capital, a merchant banking group of Wachovia Securities and its predecessor, First Union Securities, Inc. Mr. Ross earned a bachelor of arts from Southern Methodist University and a master of business administration from the University of Notre Dame’s Mendoza College of Business. Mr. Ross is the brother of John J. Ross, II, a member of our investment committee.

Mr. Ross was elected and is qualified to serve on our board of directors due to his significant experience in alternative asset investing with middle-market companies, which provides our board of directors with valuable experience, insight and perspective.

Thomas C. Lauer will serve as our director and as a member of the investment committee of our investment advisor responsible for advising us. Mr. Lauer has more than 15 years of experience investing debt and equity capital in lower middle-market companies. Mr. Lauer has served as a managing partner of Fidus Partners, LLC since 2008. Mr. Lauer was a managing director of Allied Capital Corporation from 2004 to 2008, where he was a member of the firm’s Management Committee from 2006 to 2008, Private Finance Investment Committee from 2005 to 2008, and Senior Debt Fund Investment Committee from 2007 to 2008. Prior to joining Allied Capital Corporation, Mr. Lauer worked with GE Capital’s Global Sponsor Finance Group, the Leveraged Capital Group at Wachovia Securities and its predecessor, First Union Securities, Inc. and the Platform Components Division of Intel Corporation. Mr. Lauer earned a bachelor of business administration and master of business administration from the University of Notre Dame.

Mr. Lauer was selected and is qualified to serve on our board of directors due to his experience with investing debt and equity capital in middle-market companies, which provides our board of directors with valuable investment knowledge, experience and insight.

Executive Officers Who Are Not Directors

Cary L. Schaefer will serve as our chief financial officer and chief compliance officer. Ms. Schaefer has more than eleven years of credit and finance experience. Since joining Fidus Capital, LLC in 2006, Ms. Schaefer has served in a variety of roles, including vice president. Ms. Schaefer was an associate in investment banking at Credit Suisse First Boston from 2004 to 2006, where she executed advisory, debt and equity transactions in the Global Industrial & Services Group. Prior to joining Credit Suisse First Boston, Ms. Schaefer worked at Wachovia Securities and its predecessor, First Union Securities, Inc. Ms. Schaefer earned a bachelor of science in analytical finance from Wake Forest University and a master of business administration with honors from the University of Chicago Graduate School of Business.

Board Committees

Audit Committee

The members of our audit committee are Messrs. Robinson, Hyman and Phillips, each of whom meets the independence standards established by the SEC and Nasdaq for audit committees and is not an “interested person” of us or our investment advisor for purposes of the 1940 Act. Mr. Robinson serves as chairman of the audit committee. Our board of directors has determined that Mr. Robinson is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly-traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Hyman, Robinson and Phillips, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Hyman serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Our executive officers are paid by our investment advisor.

Compensation of Directors

Prior to the completion of this offering, our directors are not entitled to compensation. Following the completion of this offering, each independent director will receive an annual fee of $50,000 for serving on the board of directors. In addition, each independent director will receive $5,000 for each quarterly meeting that they attend. The chairman of our audit committee receives an annual fee of $10,000 and the chairman of the nominating and corporate governance committee receives an annual fee of $5,000 for their additional services in these capacities. Directors who are employees of our investment advisor do not receive additional compensation for service as a member of our board of directors. We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer, will be paid by our investment advisor. Compensation paid to our chief financial officer and chief compliance officer is set by our investment advisor and subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Investment Committee

The investment committees of our investment advisor responsible for our investments will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment advisor on our behalf. In addition, the investment committees will review and determine whether to make prospective investments identified by our investment advisor and monitor the performance of our investment portfolio. Our investment advisor’s investment committee that advises us will consist of Messrs. E. Ross, J. Ross, Comer, Tierney, Grigg, Lauer and Worth. Our investment advisor’s investment committee that advises Fidus Mezzanine Capital, L.P. will consist of Messrs. E. Ross, J. Ross, Comer, Tierney and Grigg. Upon approval by the SBA, we expect to appoint Messrs. Lauer and Worth to the investment committee that advises Fidus Mezzanine Capital, L.P.

Information regarding members of the investment committee who are not also directors is as follows:

John J. Ross, II will serve as a member of the investment committee of our investment advisor responsible for advising us and will also serve as a member of the investment committee responsible for advising Fidus Mezzanine Capital, L.P. upon consummation of this offering. Mr. Ross has over 16 years experience advising clients on mergers and acquisitions. Mr. Ross currently serves as a member of the investment committee of Fidus Mezzanine Capital GP, LLC. In 2004, Mr. Ross co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Ross served as a managing director at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1999 to 2002. Mr. Ross earned a bachelor of science from Southern Methodist University and a master of business administration from the Harvard Business School. Mr. Ross is the brother of Edward H. Ross, our chairman of the board and chief executive officer, and chairman of the investment committees.

B. Bragg Comer, III will serve as a member of the investment committee of our investment advisor responsible for advising us and will also serve as a member of the investment committee responsible for advising Fidus Mezzanine Capital, L.P. upon consummation of this offering. Mr. Comer has over 20 years of broad leveraged finance experience, including experience related to senior debt, mezzanine debt, and bridge loans. Mr. Comer currently serves as a member of the investment committee of Fidus Mezzanine Capital GP, LLC. Mr. Comer co-founded Fidus Capital, LLC, the investment advisor of Fidus Mezzanine Capital, L.P., in 2006. Prior to co-founding and joining Fidus Capital, LLC, Mr. Comer served as a managing director within Wachovia Securities’ Leveraged Finance Group from 2003 to 2006. Prior to 2003, Mr. Comer was a managing director in the Leveraged Capital Group, a merchant banking group of Wachovia Securities and its predecessor, First Union Securities, Inc. Mr. Comer earned a bachelor of arts from the University of North Carolina at Chapel Hill and a master of business administration from Duke University’s Fuqua School of Business.

Paul E. Tierney, Jr. will serve as a member of the investment committee of our investment advisor responsible for advising us and will also serve as a member of the investment committee responsible for advising Fidus Mezzanine Capital, L.P. upon consummation of this offering. Mr. Tierney has over 35 years of debt and equity investing experience in a variety of industries. Mr. Tierney currently serves as a member of the investment committee for Fidus Mezzanine Capital GP, LLC. Since 1999, Mr. Tierney has served as the general partner of Development Capital, LLC, a diversified private investment company. He has also served as a senior principal of Aperture Venture Partners, a firm that primarily manages two venture capital funds that focus on investing in early- stage healthcare and healthy living businesses since 2002. In 1999, Mr. Tierney was the founding principal of Darwin Capital Partners, L.P. From 1996 through 1999, Mr. Tierney was the managing member of the general partner of Corporate Value Partners, L.P. In 1978, Mr. Tierney co-founded Gollust, Tierney and Oliver, the general partner of Coniston Partners and other investment entities. Mr. Tierney serves on the boards of directors of Nina McLemore, Inc., Altea Therapeutics, Prosperity Voskhod Fund and The Protective Group, Inc. He was previously a director of a number of public companies, including United Airlines, Inc. and Liz Claiborne, Inc. Mr. Tierney also serves on the Advisory Board of the U.S. Committee for Refugees and was chairman of the Foreign Policy School (SIPA) of Columbia University. He is chairman of TechnoServe, Inc., a not-for-profit economic development company serving Africa and Latin America. He is also an adjunct professor at Columbia Business School. Mr. Tierney earned a bachelor of arts from the University of Notre Dame and a master of business administration as a Baker Scholar from the Harvard Business School.

John H. Grigg will serve as a member of the investment committee of our investment advisor responsible for advising us, will serve as a member of the investment committee responsible for advising Fidus Mezzanine Capital, L.P. and will be a senior origination professional of our investment advisor upon consummation of this offering. Mr. Grigg has over 21 years of experience advising clients on mergers and acquisitions. Mr. Grigg currently serves as a member of the investment committee of Fidus Mezzanine Capital GP, LLC and as a senior origination professional for Fidus Capital, LLC. Prior to co-founding Fidus Partners, LLC, an investment banking firm, in 2004, Mr. Grigg served as managing director and partner at First Union Securities, Inc. and its predecessor, Bowles Hollowell Conner & Co., from 1989 to 2000. Prior to joining Bowles Hollowell Conner & Co., Mr. Grigg worked in the investment banking group of Merrill Lynch & Co. Mr. Grigg earned a bachelor of arts from the University of North Carolina and a master of business administration from the University of Virginia’s Darden School of Business.

W. Andrew Worth will serve as a member of the investment committee of our investment advisor responsible for advising us upon consummation of this offering. Mr. Worth has over 13 years of experience investing in debt and equity securities of lower middle-market companies. Mr. Worth is a principal of Fidus Capital, LLC. Prior to joining Fidus Capital, LLC in 2008, Mr. Worth served as a principal with Allied Capital Corporation from 2002 to 2008, where he was responsible for all aspects of the investment process including origination, execution and portfolio management. From 1996 to 2002, Mr. Worth was an associate in Credit Suisse First Boston’s Global Industrials and Services investment banking practice and an analyst in the Leveraged Finance Group of First Union Securities, Inc. Mr. Worth earned a bachelor of arts from the University of North Carolina at Chapel Hill and a master of business administration from the University of Chicago Graduate School of Business.

Senior Origination Professionals

The following individuals currently serve as senior origination professionals of Fidus Capital, LLC. Upon the closing of this offering, in addition to the members of the investment committee, these individuals will be senior origination professionals of our investment advisor. Brief summaries of the backgrounds of these individuals are provided below:

Edward P. Imbrogno will serve as a senior origination professional of our investment advisor. Mr. Imbrogno has over 25 years of experience advising clients on mergers and acquisitions. In 2004, Mr. Imbrogno co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Imbrogno served as a managing director and partner at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1985 to 2004. Mr. Imbrogno also served as the head of Wachovia Securities’ private equity group coverage effort from 1998 to 2002. Mr. Imbrogno earned a bachelor of arts from Davidson College and a master of business administration from the University of Virginia’s Darden School of Business.

J. Stephen Dockery will serve as a senior origination professional of our investment advisor.  Mr. Dockery has over 21 years of experience advising clients on mergers and acquisitions and corporate finance transactions. Prior to joining Fidus Partners, LLC, an investment banking firm, in 2006, Mr. Dockery served in various capacities at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co., including managing director and officer from 1997 to 2006. Prior to joining Bowles Hollowell Conner & Co., Mr. Dockery worked as a corporate attorney for Robinson Bradshaw & Hinson, P.A. Mr. Dockery earned a bachelor of arts from Davidson College and a juris doctor from Yale Law School.

Michael Miller will serve as a senior origination professional of our investment advisor. Mr. Miller has over 21 years of leveraged finance and corporate lending and origination experience. Prior to joining Fidus Partners, LLC, an investment banking firm, in 2010, Mr. Miller served in various capacities, including managing director and head of business development, at Allied Capital Corporation from 2005 until 2010. Prior to joining Allied Capital Corporation, Mr. Miller spent more than 16 years with JPMorgan Chase and its predecessors where he worked in their middle-market leveraged finance, asset based and corporate lending groups. Mr. Miller earned his bachelor of science in industrial and labor relations from Cornell University and his master of business administration from The Stern School at New York University.

Portfolio Management

Each investment opportunity requires the approval of five of the seven members of the investment committee responsible for advising us, or four of the five members of the investment committee for Fidus Mezzanine Capital, L.P., and generally receives the unanimous approval of the investment committee. Follow-on investments in existing portfolio companies will require the investment committee’s approval in addition to what was obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the appropriate investment committee. The day-to-day management of investments approved by the investment committees will be overseen by the members of the investment committee. Biographical information with respect to the members of the investment committee is set out under “— Biographical Information” and “— Investment Committee.”

Each of our investment committee members has ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment advisor. None of the members of the investment committee receive any direct compensation from us. The following table shows the dollar range of our common stock to be beneficially owned by each member of our investment advisor’s investment committees upon consummation of this offering based on the anticipated $15.00 initial public offering price:

Dollar Range of Equity Securities
Portfolio Managers of Our Investment Advisor	in Fidus Investment Corporation(1)(2)

Edward H. Ross	$500,001-$1,000,000
John J. Ross, II	$500,001-$1,000,000
B. Bragg Comer, III	$100,001-$500,000
Thomas C. Lauer	$100,001-$500,000
Paul E. Tierney, Jr.	Over $1,000,000
John H. Grigg	$100,001-$500,000
W. Andrew Worth	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.

(2)	Amounts reflect shares acquired in the Formation Transactions, but exclude any shares that may be purchased in the directed share program. See “Underwriting — Directed Share Program.”

MANAGEMENT AND OTHER AGREEMENTS

Our investment advisor is located at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201. Our investment advisor will be registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, our investment advisor will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, our investment advisor will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assist us in determining what securities we purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	execute, close, service and monitor the investments we make.

Investment Advisory Agreement

Management Fee

Pursuant to the Investment Advisory Agreement with our investment advisor and subject to the overall supervision of our board of directors, our investment advisor provides investment advisory services to us. For providing these services, our investment advisor receives a fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee and any organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero-coupon securities), accrued income that we have not yet received in cash. Our investment advisor is not under any obligation to reimburse us for any part of the incentive fee it receives that was based on accrued interest that we never actually receive.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

We pay our investment advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide our investment advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of our net realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our investment advisor, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.2625%

Incentive fee	= 100.0% × pre-incentive fee net investment income (subject to “catch-up”)(4) = 100.0% × (2.2625% – 2.0%) = 0.2625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.8625%
Incentive fee = 100.0% × pre-incentive fee net investment income (subject to “catch-up”)(4)
Incentive fee = 100.0% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.5%))

“Catch-up”	= 2.5% – 2.0% = 0.5%

Incentive fee	= (100.0% × 0.5%) + (20.0% × (2.8625% – 2.5%)) = 0.5% + (20.0% × 0.3625%) = 0.5% + 0.0725% = 0.575%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.575%.

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 1.75% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1:  $5.0 million investment made in Company A (“Investment A”), and $7.5 million investment made in Company B (“Investment B”)

Year 2:  Investment A sold for $12.5 million and fair market value (“FMV”) of Investment B determined to be $8.0 million

Year 3:  FMV of Investment B determined to be $6.25 million

Year 4:  Investment B sold for $7.75 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $1.5 million — ($7.5 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3:  None — $1.25 million (20.0% multiplied by ($7.5 million cumulative capital gains less $1.25 million cumulative capital depreciation)) less $1.5 million (previous capital gains fee paid in Year 2)

Year 4:  Capital gains incentive fee of $50,000 — $1.55 million ($7.75 million cumulative realized capital gains multiplied by 20.0%) less $1.5 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1:  $4.0 million investment made in Company A (“Investment A”), $7.5 million investment made in Company B (“Investment B”) and $6.25 million investment made in Company C (“Investment C”)

Year 2:  Investment A sold for $12.5 million, FMV of Investment B determined to be $6.25 million and FMV of Investment C determined to be $6.25 million

Year 3:  FMV of Investment B determined to be $6.75 million and Investment C sold for $7.5 million

Year 4:  FMV of Investment B determined to be $8.75 million

Year 5:  Investment B sold for $5.0 million

The capital gains incentive fee, if any, would be:

Year 1:  None

Year 2:  $1.45 million capital gains incentive fee — 20.0% multiplied by $7.25 million ($8.5 million realized capital gains on Investment A less $1.25 million unrealized capital depreciation on Investment B)

Year 3:  $0.35 million capital gains incentive fee(1) — $1.8 million (20.0% multiplied by $9.0 million ($9.75 million cumulative realized capital gains less $0.75 million unrealized capital depreciation)) less $1.45 million capital gains incentive fee received in Year 2

Year 4:  None

Year 5:  None — $1.45 million (20.0% multiplied by $7.25 million (cumulative realized capital gains of $9.75 million less realized capital losses of $2.5 million)) is less than $1.8 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 2 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on our fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($1.8 million) is effectively greater than $1.45 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($7.25 million)).

Payment of Our Expenses

All investment professionals of our investment advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, will be provided and paid for by our investment advisor and not by us. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	fees and expenses incurred by our investment advisor under the Investment Advisory Agreement or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory fees and management fees;

•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and our investment advisor based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including a chief compliance officer, chief financial officer, if any, and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators including printing costs;

•	costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses reasonably incurred by us or our investment advisor in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our investment advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to our Business and Structure — We will be dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor were to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its and its affiliates’ respective officers, directors, members, managers, partners, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement.

Administration Agreement

Pursuant to an Administration Agreement, Fidus Investment Advisors, LLC will act as our administrator and will furnish us with office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our investment advisor will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor will assist us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our investment advisor will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our board of directors or by a vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate the Administration Agreement without penalty. To the extent that our investment advisor outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our investment advisor.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement.

License Agreement

We intend to enter into a license agreement with Fidus Partners, LLC under which Fidus Partners, LLC will grant us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus.” Under this agreement, we will have a right to use the “Fidus” name for so long as our investment advisor remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Fidus” name. This license agreement will remain in effect for so long as our investment advisor remains our investment advisor.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Immediately prior to our election to be treated as a business development company under the 1940 Act and the closing of this offering, we will acquire Fidus Mezzanine Capital, L.P. through the merger of Fidus Mezzanine Capital, L.P. with our wholly-owned subsidiary and, as a result, we will acquire 100.0% of the limited partnership interests in Fidus Mezzanine Capital, L.P. In addition, we will acquire Fidus Mezzanine Capital GP, LLC, Fidus Mezzanine Capital, L.P.’s general partner, through a merger of Fidus Mezzanine Capital GP, LLC with and into our wholly-owned subsidiary and, as a result, we will acquire 100.0% of the general partnership interests in Fidus Mezzanine Capital, L.P. Fidus Mezzanine Capital GP, LLC’s partnership interest in Fidus Mezzanine Capital, L.P. will be converted into shares of our common stock on the same terms as the partnership interests held by the limited partners. The members of Fidus Mezzanine Capital GP, LLC will each receive a pro rata portion of these shares of our common stock in exchange for their interest in Fidus Mezzanine Capital GP, LLC.

The members of Fidus Mezzanine Capital GP, LLC, including Messrs. E. Ross, J. Ross, Comer, Tierney, Grigg, Dockery and Imbrogno, currently control Fidus Mezzanine Capital GP, LLC and, through their control of Fidus Mezzanine Capital GP, LLC, Fidus Mezzanine Capital, L.P. Mr. E. Ross will be the chairman of our board of directors and the chairman of our investment advisor’s investment committees. In addition to Mr. E. Ross, Messrs. J. Ross, Comer, Tierney, Grigg, Dockery and Imbrogno are investment professionals of our investment advisor. As a result, the amount of consideration to be received by the limited partners of Fidus Mezzanine Capital, L.P. and the members of Fidus Mezzanine Capital GP, LLC in the formation transactions has not been determined through arm’s-length negotiations. However, our board of directors, which will consist of a majority of non-interested directors prior to the consummation of the formation transactions, will approve the consideration to be received in the formation transactions and all other related party transactions that have not been determined through arm’s-length negotiations.

In addition, upon the consummation of the formation transactions, certain of the members of Fidus Mezzanine Capital GP, LLC will become members of our investment advisor and will each receive a portion of the profits of our investment advisor. The members of Fidus Mezzanine Capital GP, LLC will receive a preference in the payment of the profits of our investment advisor, such that they will receive at least 50.0% of the annual net profits of our investment advisor, until such time as they receive, in the aggregate, $11.0 million, and the members of our investment advisor, which will also include the members of Fidus Mezzanine Capital GP, LLC, will receive the remaining net profits. Upon payment of such preference, the members of Fidus Mezzanine Capital GP, LLC, which also includes certain of the members of our investment advisor, will receive 20.0% of the annual net profits of our investment advisor, and the members of our investment advisor, which will also include the members of Fidus Mezzanine Capital GP, LLC, will receive the remaining net profits.

Concurrently with the closing of this offering, Fidus Mezzanine Capital, L.P. will terminate its investment advisory agreement with Fidus Capital, LLC and we will enter into the Investment Advisory Agreement with Fidus Investment Advisors, LLC. The investment professionals of Fidus Capital, LLC are also the investment professionals of Fidus Investment Advisors, LLC, our investment advisor.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with our investment advisor and will pay our investment advisor a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for our investment advisor to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from our investment advisor to assist our board of directors with the valuation of our portfolio investments. Our investment advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of our investment advisor are involved in the valuation process for our portfolio investments.

Administration Agreement

Pursuant to the Administration Agreement, our investment advisor will furnish us with office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our investment advisor will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our investment advisor will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs.

Conflicts of Interests

Our investment advisor may in the future manage investment vehicles with similar or overlapping investment strategies and will put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and the allocation of investment opportunities. The 1940 Act generally prohibits us from making certain negotiated co-investments with affiliates unless we first obtain an order from the SEC permitting us to do so. Where co-investments can be made, or where an investment opportunity becomes available to one investment vehicle managed by our investment advisor, then an equitable allocation must be made with respect to the investment.

Our investment advisor will seek to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our investment advisor. When we invest alongside such other accounts as permitted, such investments will be made consistent with our investment advisor’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by our investment advisor and approved by our board of directors, including our independent directors. The allocation policy will provide that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It will be our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts.

In situations where co-investment with other entities managed by our investment advisor is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, our investment advisor will need to decide whether we or such other entity or entities will proceed with the investment. Our investment advisor will make these determinations based on an allocation policy that will generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

In addition, certain members of our investment advisor and its investment committees are also members of Fidus Partners, LLC, an investment banking firm. Fidus Partners, LLC may in the future serve as an advisor to our portfolio companies and we may invest in companies that Fidus Partners, LLC is advising. Fidus Partners, LLC may receive fees in connection with these advisory services, subject to regulatory restrictions imposed by the 1940 Act.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth information with respect to the beneficial ownership of our common stock after the consummation of the formation transactions and this offering (but excluding any shares of our common stock that may be purchased in the offering by any person listed below) by:

•	each person known to us to beneficially own more than 5.0% of the outstanding shares of our common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the federal securities laws and includes voting or investment power with respect to the securities. Percentage of beneficial ownership is based on 8,723,188 shares of our common stock outstanding at the time of the consummation of the formation transactions and this offering.

	Shares Beneficially Owned Immediately After the
	Formation Transactions
	and This Offering
Name and Address(4)	Number(1)(2)	Percentage(3)

Pinebridge Secondary Partners II Holdings, L.P.(5)	1,162,854	13.3%
Interested Directors:
Edward H. Ross	52,021	0.6%
Thomas C. Lauer	18,207	0.2%
Independent Directors:
Wayne F. Robinson	—	—
Charles D. Hyman	13,005	0.1%
Charles G. Phillips	—	—

Executive Officers Who Are Not Directors:
Cary L. Schaefer	5,202		*
All officers and directors as a group (6 persons)	88,435	1.0%

*	Represents less than 0.1%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)	Excludes any shares that may be purchased in the directed share program. See “Underwriting — Directed Share Program.”

(3)	Based on a total of 8,723,188 shares of our common stock issued and outstanding as of the closing of this offering.

(4)	The address for each of our officers and directors is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

(5)	The address for Pinebridge Secondary Partners II Holdings, L.P. is 399 Park Avenue, 4th Floor, New York, New York 10022. We have been advised that Pinebridge Secondary Partners II Holdings, L.P. owns all shares both of record and beneficially.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities
Name of Director	in Fidus Investment Corporation(1)

Interested Directors:
Edward H. Ross	Over $100,000
Thomas C. Lauer	Over $100,000

Independent Directors:
Wayne F. Robinson	None
Charles D. Hyman	Over $100,000
Charles G. Phillips	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 $50,000, $50,001 – $100,000, or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the valuation date fixed for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1-877-573-4005.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan, and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98.0% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly-traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90.0% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly-traded partnership”); and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly-traded partnerships (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly-traded partnership”), we generally must include our allocable share of the items of gross income derived by the partnerships for purposes of the 90% Income Test, and such gross income that is derived from a partnership (other than a “qualified publicly-traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership that would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly-traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to U.S. federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax.

In addition, our taxable income will include the income of Fidus Mezzanine Capital, L.P. (and possibly other subsidiaries). Fidus Mezzanine Capital, L.P.’s ability to make distributions to us is limited by the Small Business Investment Act of 1958. As a result, in order to qualify and maintain our status as a RIC, we may be required to make distributions attributable to Fidus Mezzanine Capital, L.P.’s income without receiving cash distributions from it with respect to such income. We can make no assurances that Fidus Mezzanine Capital, L.P. will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the Annual Distribution Requirement, we may fail to qualify or maintain our RIC status, which would result in the imposition of corporate-level federal income tax on our entire taxable income without regard to any distributions made by us. We intend to retain a portion of the net proceeds of this offering to make cash distributions to enable us to meet the Annual Distribution Requirement.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in that case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4.0% federal excise tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, is also treated as ordinary income or loss.

Although we do not expect to do so, we will be authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and avoid corporate-level U.S. federal income tax or the 4.0% federal excise tax. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement and avoid corporate-level U.S. federal income tax and the 4.0% federal excise tax may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid corporate-level U.S. federal income tax or the 4.0% federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Qualify as a RIC.”

As a RIC, we will not be allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of the RIC’s net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of the RIC’s net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly-traded partnership” (as defined in the Code). If the partnership is a “qualified publicly-traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly-traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as dividend income (at a maximum U.S. federal income tax rate of 15.0% (currently through 2012) in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. For the tax years beginning on or before December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum U.S. federal income tax rate of 15.0% (currently through 2012). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (at a maximum U.S. federal income tax rate of 15.0% (currently through 2012) in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the U.S. federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay U.S. federal corporate income tax on any retained capital gains at our regular U.S. federal corporate income tax rate, and since that rate is in excess of the maximum U.S. federal income tax rate currently payable by individuals on long-term capital gains, the amount of U.S. federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the U.S. federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 10.0% for dividends declared on or before December 31, 2012 with respect to our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of 15.0% (currently through 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with modified adjusted gross income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) at a rate of 28.0% (currently through 2012) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2.0 million or more for an individual stockholder or $10.0 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits.

If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For taxable years beginning before January 1, 2012, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10.0% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. It is unclear whether such exemption will be renewed for taxable years beginning after December 31, 2011.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of our common stock.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30.0% withholding tax on payment of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S.-source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Stockholder and the status of the intermediaries through which they hold their units, Non-U.S. Stockholders could be subject to this 30.0% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Stockholder might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 0 shares of preferred stock. There is currently no market for our common stock, and we can offer no assurances that a market for our common stock will develop in the future. We intend to apply to have our common stock listed on The Nasdaq Global Market under the ticker symbol “FDUS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) our asset coverage ratio, as defined in the 1940 Act, equals at least 200.0% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of preferred stock, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Long-Term Debt

The debentures issued by Fidus Mezzanine Capital, L.P. to the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. As of March 31, 2011, Fidus Mezzanine Capital, L.P. had $93.5 million of SBA debentures. With $75.9 million of regulatory capital as of March 31, 2011, Fidus Mezzanine Capital, L.P. has the current capacity to issue up to a total of $150.0 million of SBA debentures.

Outstanding Securities

The following table shows our outstanding classes of securities:

		(c) Amount	(d) Amount
		Held by	Outstanding
	(b) Amount	Us or for Our	Exclusive of Amounts
(a) Title of Class	Authorized	Account	Shown Under (c)

Common Stock	100,000,000	—	8,723,188
Preferred Stock	—	—	—
SBA Debentures	$150.0 million(1)	—	$93.5 million

(1)	Based on $75.9 million of regulatory capital as of March 31, 2011. For more information regarding our limitations as to SBA debenture issuances, see “Regulation — Small Business Administration Regulations.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2012, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than eight. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of (a) precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and

(b) discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by the chairman of our board of directors, our President and our board of directors. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution, subject to the provisions of the 1940 Act, that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We and Fidus Mezzanine Capital, L.P. are business development companies under the 1940 Act and we intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100.0% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3.0% of the voting stock of any registered investment company, invest more than 5.0% of the value of our total assets in the securities of one investment company or invest more than 10.0% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(a) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or

•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(b) Securities of any eligible portfolio company which we control.

(c) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(e) Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f) Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our investment advisor will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We, Fidus Mezzanine Capital, L.P. and our investment advisor have each adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the joint code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0300. In addition, the joint code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of the joint code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment advisor. The proxy voting policies and procedures of our investment advisor are set out below. The guidelines are reviewed periodically by our investment advisor and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to our investment advisor.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the value of the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior investment professionals who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to Fidus Investment Corporation, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.

Proxy Voting Records

You may obtain information about how we voted proxies for Fidus Investment Corporation by making a written request for proxy voting information to: Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations, or by calling Fidus Investment Corporation collect at (847) 859-3940. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our investment advisor and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our investment advisor will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment advisor. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the advisor negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by our investment advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another fund advised by our investment advisor to invest in different securities of the same issuer, our investment advisor will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by our investment advisor has previously invested, and which investment remains currently effective.

Small Business Administration Regulations

Fidus Mezzanine Capital, L.P. is licensed by the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. Upon the closing of this offering, Fidus Mezzanine Capital, L.P. will be our wholly-owned subsidiary and will continue to hold its SBIC license. Fidus Mezzanine Capital, L.P. initially obtained its SBIC license on October 22, 2007.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. Fidus Mezzanine Capital, L.P. has typically invested in senior subordinated debt, acquired warrants and/or made other equity investments in qualifying small businesses.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after U.S. federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote between 20.0% and 25.0% (depending upon when it was licensed, when it obtained leverage commitments, the amount of leverage drawn and when financings occur) of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. There is no assurance that our SBIC subsidiary will continue to receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary’s continuing compliance with SBA regulations and policies. The SBA, as a creditor, has and will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event that we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default. Our SBIC subsidiary will be periodically examined and audited by the SBA’s staff to determine its compliance with regulations applicable to SBICs and will be periodically required to file certain forms with the SBA.

Neither the United States Small Business Administration nor the U.S. government or any of its agencies or officers has approved any shares to be issued by us or any of the obligations we may incur.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering and the formation transactions, 8,723,188 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. The 4,666,667 shares of common stock (assuming no exercise of the underwriters’ over-allotment option) sold in this offering will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining 4,056,521 shares of our common stock that will be outstanding upon the completion of this offering, including 4,056,521 shares sold in connection with the formation transactions will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1.0% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our efforts also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors — Risks Relating to this Offering.”

Lock-Up Agreements

In connection with the formation transactions, the limited partners of Fidus Mezzanine Capital, L.P. and the members of Fidus Mezzanine Capital GP, LLC have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 180 days from the effective date of this prospectus, subject to extension upon material announcements or earnings releases. At any time and without notice, the underwriter in this offering, Morgan Keegan & Company, Inc., as representative for the underwriters, may release all or any portion of our common stock subject to the foregoing lock-up agreements.

In addition, we and our directors and officers have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 180 days from the effective date of this prospectus, subject to extension upon material announcements or earnings releases. At any time and without notice, the underwriter in this offering, Morgan Keegan & Company, Inc., as representative for the underwriters, may release all or any portion of our common stock subject to the foregoing lock-up agreements.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our investment advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our investment advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our investment advisor may select a broker based upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement between us and the underwriters named below, for whom Morgan Keegan & Company, Inc. is acting as representative, the underwriters have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated in the table below.

Number of
Underwriter	Shares

Morgan Keegan & Company, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Oppenheimer & Co. Inc.

Total	4,666,667

The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

We have applied for approval for listing of our common stock on The Nasdaq Global Market under the symbol “FDUS.”

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 700,000 additional shares of common stock at the public offering price set forth on the cover page hereof, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, each of the limited partners of Fidus Mezzanine Capital, L.P., the members of Fidus Mezzanine Capital GP, LLC, and each of our officers and directors, have agreed, for a period of 180 days after the date of this prospectus, not to, directly or indirectly: (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any shares of, our common stock, or any securities convertible into, or exercisable or exchangeable for our common stock, and (b) establish or increase any put equivalent position or liquidate or decrease any call equivalent position with respect to our common stock, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of our common stock, whether or not such transaction would be settled by delivery of common stock or other securities, in cash or otherwise, without, in each case, the prior written consent of Morgan Keegan & Company, Inc., subject to certain specified exceptions.

The restricted period described above is subject to extension under limited circumstances. In the event either: (a) during the last 17 days of the applicable restricted period, we issue an earnings results or material news or a material event relating to us occurs; or (b) before the expiration of the applicable restricted period, we announce that we will release earnings results during the 16-day period following the last day of the applicable period, the “lock up” restrictions described above will, subject to limited exceptions, continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event.

Determination Of Offering Price

Prior to the offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation among the underwriters and us. The principal factors considered in determining the public offering price include the following:

•	the information set forth in this prospectus and otherwise available to the underwriters;

•	market conditions for initial public offerings;

•	the history and the prospects for the industry in which we compete;

•	an assessment of the ability of our investment advisor;

•	our prospects for future earnings;

•	the present state of our development and our current financial condition;

•	the general condition of the securities markets at the time of this offering; and

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable entities.

Underwriting Discounts and Commissions

The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus and to certain dealers at a price that represents a concession not in excess of $      per share below the public offering price. Any underwriters may allow, and such dealers may re-allow, a concession not in excess of $      per share to other underwriters or to certain dealers. After the initial offering of the shares, the offering price and other selling terms may from time to time be varied by the representative.

The following table provides information regarding the per share and total underwriting discounts and commissions that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to 700,000 additional shares from us.

		Total	Total
	Price per	Without	With
	Share	Over-Allotment	Over-Allotment

Underwriting discounts and commissions payable by us	$1.05	$4,900,000	$5,635,000

We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discounts and commissions will be approximately 1.7 million.

A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on The Nasdaq Global Market, in the over-the-counter market or otherwise.

Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Directed Share Program

At our request, the underwriters have reserved up to     % of the common stock being offered by this prospectus for sale at the initial public offering price to our directors, officers, employees and other individuals associated with us and members of their families. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public.

Affiliations

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

The addresses of the underwriters are: Morgan Keegan & Company, Inc., 50 North Front Street, Memphis Tennessee 38103; Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; BB&T Capital Markets, a division of Scott & Stringfellow, LLC, 901 East Byrd Street, Suite 300, Richmond, Virginia 23219; and Oppenheimer & Co. Inc., 300 Madison Avenue, 5th Floor, New York, New York 10017.

VALIDITY OF COMMON STOCK

The validity of the common stock offered hereby this prospectus will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington D.C. Nelson Mullins Riley & Scarborough LLP also represents our investment advisor. Certain legal matters in connection with the offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and schedules of Fidus Mezzanine Capital, L.P. as of December 31, 2010 and 2009 and for the three-year period ended December 31, 2010 appearing in this prospectus and registration statement have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm, as stated in their reports appearing elsewhere herein, which reports express an unqualified opinion, and includes an explanatory paragraph relating to Fidus Mezzanine Capital, L.P.’s investments whose fair values have been estimated by management, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Assets and Liabilities

	March 31,
	2011	December 31,
	(unaudited)	2010

ASSETS
Investments, at fair value
Control investments (cost: $27,786,627 and $26,985,897, respectively)	$32,578,857	$29,419,402
Affiliate investments (cost: $24,601,576 and $24,413,389, respectively)	26,408,876	26,860,320
Non-control/non-affiliate investments (cost: $86,280,065 and $93,907,155, respectively)	84,663,919	85,061,756

Total investments at fair value (cost: $138,668,268 and $145,306,441, respectively)	143,651,652	141,341,478
Cash and cash equivalents	8,996,523	1,757,139
Interest receivable	1,459,631	1,141,357
Deferred financing costs (net of accumulated amortization of $901,302 and $812,118, respectively)	2,706,073	2,795,257
Prepaid expenses and other assets	390,666	341,558

Total assets	157,204,545	147,376,789

LIABILITIES
SBA debentures	93,500,000	93,500,000
Credit facility payable	750,000	—
Accrued interest payable	426,920	1,638,862
Due to affiliates	4,362	958
Accounts payable and other liabilities	175,451	232,305

Total liabilities	94,856,733	95,372,125

Net assets	$62,347,812	$52,004,664

Net assets represented by partners’ capital
Contributed capital (net of syndication costs of $75,167)	$56,821,847	$49,821,847
Capital distributions	(1,500,000)	(1,500,000)
Accumulated net investment income	19,386,738	17,056,508
Accumulated realized losses on investments	(17,344,150)	(9,408,720)
Accumulated net unrealized appreciation (depreciation) on investments	4,983,377	(3,964,971)

Total net assets represented by partners’ capital	$62,347,812	$52,004,664

See Notes to Consolidated Financial Statements (unaudited).

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31,
	2011	2010

Investment Income:
Interest and fee income
Control investments	$819,498	$736,217
Affiliate investments	866,860	508,362
Non-control/non-affiliate investments	2,975,084	2,710,756

Total interest and fee income	4,661,442	3,955,335
Dividend income
Control investments	116,076	105,015
Non-control/non-affiliate investments	—	143,926

Total dividend income	116,076	248,941
Interest on idle funds and other income	16,245	17,640

Total investment income	4,793,763	4,221,916

Expenses:
Management fee	1,036,213	1,035,907
Less: management fee offset	—	(280,000)
Interest expense	1,324,285	1,088,345
Professional fees	79,673	32,134
Other expenses	23,362	20,080

Total expenses	2,463,533	1,896,466

Net investment income	2,330,230	2,325,450

Net realized and unrealized gains (losses) on investments:
Realized loss on non-control/non-affiliate investments	(7,935,430)	(2,307)
Net change in unrealized appreciation (depreciation) on investments	8,948,348	(5,744,160)

Net gain/(loss) on investments	1,012,918	(5,746,467)

Net increase (decrease) in net assets resulting from operations	$3,343,148	$(3,421,017)

See Notes to Consolidated Financial Statements (unaudited).

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Changes in Net Assets (unaudited)

	General	Limited
	Partner	Partners	Total

Balances at December 31, 2009	4,504,972	43,975,979	48,480,951
Net increase (decrease) resulting from operations:
Net investment income	268,705	2,056,745	2,325,450
Realized loss from investments	(201)	(2,106)	(2,307)
Net change in unrealized appreciation (depreciation) on investments	(500,911)	(5,243,249)	(5,744,160)

Balances at March 31, 2010	$4,272,565	$40,787,369	$45,059,934

Balances at December 31, 2010	$5,111,894	$46,892,770	$52,004,664
Capital contributions	610,424	6,389,576	7,000,000
Net increase (decrease) resulting from operations:
Net investment income	293,565	2,036,665	2,330,230
Realized loss from investments	(691,997)	(7,243,433)	(7,935,430)
Net change in unrealized appreciation (depreciation) on investments	780,327	8,168,021	8,948,348

Balances at March 31, 2011	$6,104,213	$56,243,599	$62,347,812

See Notes to Consolidated Financial Statements (unaudited).

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2011	2010

Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$3,343,148	$(3,421,017)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized depreciation (appreciation) on investments	(8,948,348)	5,744,160
Realized loss on investments	7,935,430	2,307
Interest and dividend income paid-in-kind	(1,157,822)	(1,132,784)
Accretion of original issue discount	(132,950)	(153,585)
Amortization of deferred financing costs	89,184	83,166
Purchase of investments	(256,484)	(12,752,307)
Principal payments received on debt securities	250,000	1,050,000
Changes in operating assets and liabilities:
Interest receivable	(318,274)	(367,470)
Prepaid expenses and other assets	(49,108)	(9,274)
Accrued interest payable	(1,211,942)	(942,353)
Due to affiliates	3,404	(173,751)
Accounts payable and other liabilities	(56,854)	(16,001)

Net cash used in operating activities	(510,616)	(12,088,909)

Cash Flows from Financing Activities
Proceeds received from SBA debentures	—	12,500,000
Net proceeds from credit facility	750,000	—
Payment of deferred financing costs	—	(303,125)
Capital contributions	7,000,000	—

Net cash provided by financing activities	7,750,000	12,196,875

Net increase in cash and cash equivalents	7,239,384	107,966
Cash and cash equivalents:
Beginning of year	1,757,139	2,671,884

End of period	$8,996,523	$2,779,850

Supplemental Disclosure of Cash Flow Information
Cash payments for interest	$2,447,044	$1,947,531

See Notes to Consolidated Financial Statements (unaudited).

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments (unaudited)
March 31, 2011

Portfolio Company / Type of		Rate(4)		Principal			Percent of Net
Investment(1)(2)(3)	Industry	Cash/PIK	Maturity	Amount	Cost	Fair Value	Assets

Control Investments(5)
Connect-Air International, Inc.	Specialty Distribution
Subordinated Note		12.5%/3.0%	9/6/2013	$4,347,329	$4,347,329	$4,347,329
Preferred Interest(6)		0.0%/10.0%	9/3/2014		4,759,101	4,759,101

Sub Total					9,106,430	9,106,430	15%
Worldwide Express Operations, LLC	Transportation Services
Subordinated Note		0.0%/14.0%	2/1/2014	8,636,734	8,636,734	8,636,734
Subordinated Note		0.0%/14.0%	2/1/2014	10,093,893	9,773,073	10,093,893
Warrant (213,381 units)(7)					—	3,939,100
Common Units (51,946 units)(7)					270,390	802,700

Sub Total					18,680,197	23,472,427	38%

Total Control Investments					27,786,627	32,578,857	52%

Affiliate Investments(5)
Avrio Technology Group, LLC	Electronic Control Supplier
Subordinated Note		13.0%/3.0%	10/15/2015	8,184,978	8,184,978	8,184,978
Common Units (1,000 units)(7)					1,000,000	1,000,000

Sub Total					9,184,978	9,184,978	15%
Paramount Building Solutions, LLC	Retail Cleaning
Subordinated Note		12.0%/4.0%	2/15/2014	6,053,173	6,053,173	6,053,173
Common Units (107,143 units)(7)					1,500,000	3,307,300

Sub Total					7,553,173	9,360,473	15%
Westminster Cracker Company, Inc.	Specialty Cracker Manufacturer
Subordinated Note		14.0%/4.0%	11/17/2014	6,863,425	6,863,425	6,863,425
Common Units (1,000,000 units)					1,000,000	1,000,000

Sub Total					7,863,425	7,863,425	13%

Total Affiliate Investments					24,601,576	26,408,876	42%

Non-Control/Non-Affiliate Investments(5)
Brook & Whittle Limited	Specialty Printing
Subordinated Note		12.0%/4.8%	2/9/2014	6,093,434	6,093,434	6,093,434
Subordinated Note		12.0%/2.0%	2/9/2014	2,087,338	1,919,118	2,087,338
Warrant (1,011 shares)					285,000	399,800

Sub Total					8,297,552	8,580,572	14%
Caldwell & Gregory, LLC	Laundry Services
Subordinated Note		12.5%/1.5%	4/23/2015	8,089,633	8,089,633	8,089,633
Preferred Units (11,628 units)(7)					1,162,786	1,404,017
Common Units (4,464 units)(7)					4,464	258,600

Sub Total					9,256,883	9,752,250	16%

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments (unaudited) — (Continued)
March 31, 2011

Portfolio Company / Type of		Rate(4)		Principal			Percent of Net
Investment(1)(2)(3)	Industry	Cash/PIK	Maturity	Amount	Cost	Fair Value	Assets

Casino Signs & Graphics, LLC	Niche Manufacturing
Senior Secured Loan		2.0%/0.0%	12/31/2016	$4,500,000	$4,500,000	$934,229	1%
Fairchild Industrial Products Company	Industrial Products
Subordinated Note		13.0%/0.0%	7/24/2014	650,000	650,000	650,000
Subordinated Note		13.0%/4.0%	7/24/2014	8,500,000	8,500,000	8,500,000

Sub Total					9,150,000	9,150,000	15%
Goodrich Quality Theaters, Inc.	Movie Theaters
Subordinated Note		12.8%/0.0%	3/31/2015	12,500,000	11,896,705	12,500,000
Warrant (71 shares)					750,000	1,765,400

Sub Total					12,646,705	14,265,400	23%
Interactive Technology Solutions, LLC	Government IT Services
Subordinated Note		12.0%/3.0%	12/31/2015	5,065,206	5,065,206	5,065,206
Common Units (499 units)					500,000	400,000

Sub Total					5,565,206	5,465,206	9%
Jan-Pro Holdings, LLC	Commercial Cleaning
Subordinated Note		12.5%/2.5%	3/18/2015	7,386,391	7,386,391	7,386,391
Preferred Equity (750,000 shares)					750,000	608,600

Sub Total					8,136,391	7,994,991	13%
K2 Industrial Services, Inc.	Industrial Cleaning & Coatings
Subordinated Note		14.0%/1.5%	2/27/2014	8,000,000	8,000,000	8,240,000	13%
Simplex Manufacturing Co.	Aerospace Manufacturing
Senior Secured Loan(8)		N/A	4/25/2011	—	—	—
Senior Secured Loan		13.0%/0.0%	10/31/2013	4,550,000	4,213,559	4,205,400
Warrant (24 shares)					710,000	187,700

Sub Total					4,923,559	4,393,100	7%
TBG Anesthesia Management, LLC	Healthcare Services
Senior Secured Loan		13.5%/0.0%	11/10/2014	11,000,000	10,799,696	11,000,000
Warrant (263 shares)					276,070	456,200

Sub Total					11,075,766	11,456,200	18%
Tulsa Inspection Resources, Inc.	Oil & Gas Services
Subordinated Note		14.0%/0.0%	3/12/2014	4,000,000	3,886,097	3,783,500
Subordinated Note		17.5%/0.0%	3/12/2014	648,471	648,471	648,471
Warrant (6 shares)					193,435	—

Sub Total					4,728,003	4,431,971	7%

Total Non-Control/Non-Affiliate Investments					86,280,065	84,663,919	136%

Total Investments					$138,668,268	$143,651,652	230%

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments (unaudited) — (Continued)
March 31, 2011

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.

(2)	See Note 3 to the Financial Statements for portfolio composition by geographic location.

(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any.

(5)	See Note 2 — Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.

(6)	Income producing.

(7)	Investment is held by a wholly-owned subsidiary of the Fund.

(8)	The entire commitment was unfunded at March 31, 2011. As such, no interest is being earned on this investment.

See Notes to Consolidated Financial Statements (unaudited).

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments
December 31, 2010

Portfolio Company / Type of		Rate(4)		Principal			Percent of Net
Investment(1)(2)(3)	Industry	Cash/PIK	Maturity	Amount	Cost	Fair Value	Assets

Control Investments(5)
Connect-Air International, Inc.	Specialty Distribution
Subordinated Note		12.5%/3.0%	9/6/2013	$4,314,967	$4,314,967	$4,314,967
Preferred Interest(6)		0.0%/10.0%	9/3/2014		4,643,025	4,643,025

Sub Total					8,957,993	8,957,993	17%
Worldwide Express Operations, LLC	Transportation Services
Subordinated Note		0.0%/14.0%	2/1/2014	8,348,609	8,348,609	8,348,609
Subordinated Note		0.0%/14.0%	2/1/2014	9,757,158	9,408,905	9,757,159
Warrant (213,381 units)(7)					—	2,022,010
Common Units (51,946 units)(7)					270,390	333,631

Sub Total					18,027,905	20,461,409	39%

Total Control Investments					26,985,897	29,419,402	57%

Affiliate Investments(5)
Avrio Technology Group, LLC	Electronic Control Supplier
Subordinated Note		13.0%/3.0%	10/15/2015	8,124,876	8,124,876	8,124,876
Common Units (1,000 units)(7)					1,000,000	1,000,000

Sub Total					9,124,876	9,124,876	18%
Paramount Building Solutions, LLC	Retail Cleaning
Subordinated Note		12.0%/4.0%	2/15/2014	5,993,043	5,993,043	6,052,975
Common Units (107,143 units)(7)					1,500,000	3,887,000

Sub Total					7,493,043	9,939,975	19%
Westminster Cracker Company, Inc.	Specialty Cracker Manufacturer
Subordinated Note		14.0%/4.0%	11/17/2014	6,795,470	6,795,470	6,795,470
Common Units (1,000,000 units)					1,000,000	1,000,000

Sub Total					7,795,470	7,795,470	15%

Total Affiliate Investments					24,413,389	26,860,320	52%

Non-Control/Non-Affiliate Investments(5)
Brook & Whittle Limited	Specialty Printing
Subordinated Note		12.0%/4.8%	2/9/2014	6,020,894	6,020,894	6,020,894
Subordinated Note		12.0%/2.0%	2/9/2014	2,076,936	1,894,690	2,076,938
Warrant (1,011 shares)					285,000	384,700

Sub Total					8,200,583	8,482,532	16%
Caldwell & Gregory, LLC	Laundry Services
Subordinated Note		12.5%/1.5%	4/23/2015	8,059,822	8,059,822	8,059,822
Preferred Units (11,628 units)(7)					1,162,786	1,376,490
Common Units (4,464 units)(7)					4,464	219,400

Sub Total					9,227,072	9,655,712	19%
Casino Signs & Graphics, LLC	Niche Manufacturing
Senior Secured Loan		2.0%/0.0%	12/31/2016	4,500,000	4,500,000	1,163,828	2%
Fairchild Industrial Products Company	Industrial Products
Subordinated Note		13.0%/0.0%	7/24/2014	650,000	650,000	650,000
Subordinated Note		13.0%/4.0%	7/24/2014	8,500,000	8,500,000	8,500,000

Sub Total					9,150,000	9,150,000	18%

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments — (Continued)
December 31, 2010

Portfolio Company / Type of		Rate(4)		Principal			Percent of Net
Investment(1)(2)(3)	Industry	Cash/PIK	Maturity	Amount	Cost	Fair Value	Assets

Goodrich Quality Theaters, Inc.	Movie Theaters
Subordinated Note		12.8%/0.0%	3/31/2015	$12,500,000	$11,859,958	$12,500,000
Warrant (71 shares)					750,000	2,080,000

Sub Total					12,609,958	14,580,000	28%
Interactive Technology Solutions, LLC	Government IT Services
Subordinated Note		12.0%/3.0%	12/31/2015	5,027,500	5,027,500	5,027,500
Common Units (499 units)					500,000	500,000

Sub Total					5,527,500	5,527,500	11%
Jan-Pro Holdings, LLC	Commercial Cleaning
Subordinated Note		12.5%/2.5%	3/18/2015	7,340,513	7,340,513	7,340,513
Preferred Equity (750,000 shares)					750,000	663,000

Sub Total					8,090,513	8,003,513	15%
K2 Industrial Services, Inc.	Industrial Cleaning & Coatings
Subordinated Note		14.0%/1.5%	2/27/2014	8,000,000	8,000,000	8,240,000	16%
Pure Earth, Inc.	Environmental Services
Preferred Equity (6,300 shares)(8)		10.0%/4.0%	3/3/2013		6,104,575	—
Preferred Equity (50,000 shares)(8)		0.0%/15.0%	N/A		516,913	—
Warrant (767,375 shares)					1,307,457	—

Sub Total					7,928,945	—	0%
Simplex Manufacturing Co.	Aerospace Manufacturing
Senior Secured Loan(9)		N/A	1/13/2011	—	—	—
Senior Secured Loan		14.0%/0.0%	10/31/2013	4,550,000	4,182,280	4,139,000
Warrant (24 shares)					710,000	150,000

Sub Total					4,892,280	4,289,000	8%
TBG Anesthesia Management, LLC	Healthcare Services
Senior Secured Loan		13.5%/0.0%	11/10/2014	11,000,000	10,786,012	11,000,000
Warrant (263 shares)					276,070	456,200

Sub Total					11,062,082	11,456,200	22%
Tulsa Inspection Resources, Inc.	Oil & Gas Services
Subordinated Note		14.0%/0.0%	3/12/2014	4,000,000	3,876,315	3,865,000
Subordinated Note		17.5%/0.0%	3/12/2014	648,471	648,471	648,471
Warrant (6 shares)					193,435	—

Sub Total					4,718,221	4,513,471	9%

Total Non-Control/Non-Affiliate Investments					93,907,155	85,061,756	164%

Total Investments					$145,306,441	$141,341,478	272%

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.

(2)	See Note 3 to the Financial Statements for portfolio composition by geographic location.

(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments — (Continued)
December 31, 2010

(4)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any.

(5)	See Note 2 — Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.

(6)	Income producing.

(7)	Investment is held by a wholly-owned subsidiary of the Fund.

(8)	Investment was on non-accrual status at December 31, 2010.

(9)	The entire commitment was unfunded at December 31, 2010. As such, no interest is being earned on this investment.

See Notes to Consolidated Financial Statements (unaudited).

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited)

Note 1.	Organization and Nature of Business

Fidus Mezzanine Capital, L.P. (the “Fund”), a Delaware limited partnership, was formed on February 19, 2007, to provide customized mezzanine debt and equity financing solutions to lower middle-market companies located in the United States. The general partner of the Fund is Fidus Mezzanine Capital GP, LLC, a Delaware limited liability company (the “General Partner”).

The Fund commenced operations on May 1, 2007, and on October 22, 2007, the Fund was granted a license to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). The SBIC license allows the Fund to obtain leverage by issuing SBA-guaranteed debentures (“SBA debentures”), subject to the issuance of a leverage commitment by the SBA and other customary procedures. As an SBIC, the Fund is subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958 (as amended “SBIC Act”), concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

The Fund has a term of the later of: a) ten (10) years from the commencement date (May 1, 2017), provided that the General Partner may extend the initial term by up to two additional one-year periods upon notice to the Limited Partners or b) two (2) years after the expiration of the final SBA debenture maturity. The General Partner has entered into an investment advisory agreement with Fidus Capital, LLC (the “Management Company”) under which the Management Company manages the day-to-day operations of, and provides investment advisory services to, the Fund.

New Entity Formation

On February 14, 2011, a newly organized corporation, Fidus Investment Corporation, was formed for the purpose of acquiring 100.0% of the equity interests in the Fund and the General Partner, raising capital in an initial public offering and thereafter operating as an externally managed, closed-end, non-diversified management investment company. Fidus Investment Corporation intends to elect to be regulated as a business development company under the 1940 Act.

On March 1, 2011, Fidus Investment Corporation and the Fund filed a joint registration statement on Form N-2/N-5, pursuant to the Securities Act of 1933, as amended. Immediately prior to Fidus Investment Corporation’s election to be treated as a business development company under the Investment Company Act of 1940 and the closing of its initial public offering, Fidus Investment Corporation will consummate the following formation transactions:

•	Fidus Investment Corporation will acquire 100.0% of the equity interests in the Fund, which will become Fidus Investment Corporation’s wholly-owned subsidiary, retain its SBIC license, continue to hold its existing investments and make new investments with available funds. The Fund intends to elect to be regulated as a business development company under the 1940 Act.

•	Fidus Investment Corporation will acquire 100.0% of the equity interests in the General Partner of the Fund through the merger of the General Partner with and into a wholly-owned subsidiary of Fidus Investment Corporation.

In addition, concurrently with the planned initial public offering, the Fund will terminate its management services agreement with the Management Company and Fidus Investment Corporation will enter into a new investment advisory agreement with Fidus Investment Advisors, LLC. The investment professionals of the Management Company are also the investment professionals of Fidus Investment Advisors, LLC.

There can be no assurance that the initial public offering by Fidus Investment Corporation will be completed.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Note 2.	Significant Accounting Policies

Basis of presentation:  The accompanying consolidated financial statements of the Fund have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), as established by the Financial Accounting Standards Board (“FASB”). These consolidated financial statements reflect the guidance in the Accounting Standards Codification (“ASC”), which is the single source of authoritative GAAP recognized by the FASB. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation:  In accordance with Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (“AICPA”), the Fund will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. As a result, the consolidated financial statements of the Fund include the accounts of the Fund and its wholly-owned investment company subsidiaries. All significant intercompany balances and transactions have been eliminated.

Fair value of financial instruments:  The Fund applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Fund believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, SBA debentures, accounts payable and accrued liabilities approximate the fair values of such items due to their short maturity or comparable interest rates. The Fund accounts for its portfolio investments at fair value. See Note 4 to the consolidated financial statements.

Investment classification:  The Fund classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control investments” are defined as investments in those companies where the Fund owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate investments” are defined as investments in those companies where the Fund owns between 5% and 25% of the voting securities of such company. “Non-control/non-affiliate investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments:  In accordance with ASC Topic 280 — Segment Reporting, the Fund has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents:  Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Fund places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Deferred financing costs:  Deferred financing costs include SBA debenture commitment and leverage fees which have been capitalized and are amortized on a straight-line basis into interest expense over the term of the debenture agreement (10 years). Deferred financing costs also include costs related to the Fund’s revolving credit facility. These costs have been capitalized and are amortized into interest expense over the term of the credit facility.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Revenue recognition:  The Fund’s revenue recognition policies are as follows:

Investments and related investment income:  Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the cost basis of the investment. Changes in the fair value of investments, as determined by the General Partner through the application of the Fund’s valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the consolidated statement of operations.

Interest, fee and dividend income:  Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when received.

The Fund has investments in its portfolio that contain a payment-in-kind (“PIK”) interest or dividend provision, which represents contractual interest or dividends accrued and added to the principal balance that generally becomes due at maturity. The Fund will not accrue PIK interest or dividends if the portfolio company valuation indicates that the PIK interest or dividends is not collectible.

In connection with its debt investments, the Fund will sometimes receive warrants or other equity-related securities (“Warrant”). The Fund determines the cost basis of the Warrant based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrant received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrant is treated as original issue discount (“OID”) and accreted into interest income based on the effective interest method over the life of the debt security.

Non-accrual:  Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Income taxes:  The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and Limited Partners are responsible for reporting their share of the Partnership’s income or loss on their income tax returns. Accordingly, the Fund is not subject to income taxes.

The Fund has certain wholly-owned taxable subsidiaries, each of which generally holds one of its portfolio investments listed on the consolidated schedule of investments. The taxable subsidiaries are consolidated for financial reporting purposes, such that the Fund’s consolidated financial statements reflect the Fund’s investment in the portfolio companies owned by the taxable subsidiaries. The purpose of the taxable subsidiaries is to permit the Fund to hold equity investments in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass through entities) while preserving certain tax benefits for the Fund’s partners. When LLCs (or other pass through entities) are owned by the taxable subsidiaries, their income is taxed to the taxable subsidiary and does not flow through to the Fund’s partners. The taxable subsidiaries are not consolidated with the Fund for income tax purposes and may generate either income from any tax distributions received from the portfolio company or income tax expense as a result of their ownership of the portfolio companies. Any such income or expense is reflected in the consolidated statements of operations.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

ASC Topic 740 — Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions at March 31, 2011 and December 31, 2010. The 2007 through 2010 tax years remain subject to examination by U.S. federal and most state tax authorities.

Recent accounting standards:  In January 2010, the FASB issued Accounting Standards Update (“ASU”) 2010-06 — Fair Value Measurements and Disclosure — Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC Topic 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. On January 1, 2010, we adopted ASU 2010-06 and included the required disclosures in Note 4.

Subsequent events:  In February 2010, the FASB issued ASU Topic 855 — Subsequent Events.  This ASU amended its authoritative guidance related to subsequent events to alleviate potential conflicts with current SEC guidance. The adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

Note 3.	Portfolio Company Investments

The Fund’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Fund also often receives nominally priced equity warrants and/or makes direct equity investments. The Fund’s warrants or equity investments may be in a holding company related to the portfolio company. In addition, the Fund periodically makes equity investments in its portfolio companies through a wholly-owned taxable subsidiary which owns the equity securities of the underlying operating company. In both situations, the name of the operating company is reflected on the consolidated schedule of investments.

As of March 31, 2011, the Fund had debt and equity investments in 16 portfolio companies with an aggregate fair value of $143,651,652 and a weighted average effective yield on its debt investments of 14.9%. At March 31, 2011, the Fund held equity ownership in 81.3% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 9.2%. As of December 31, 2010, the Fund held debt and equity investments in 17 portfolio companies with an aggregate fair value of $141,341,478 and a weighted average effective yield on its debt investments of 15.0%. At December 31, 2010, the Fund held equity ownership in 82.4% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 8.8%.The weighted average yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2011 and December 31, 2010, including accretion of original issue discount but excluding any debt investments on non-accrual status.

Purchases of debt and equity investments for the three months ended March 31, 2011 and 2010 totaled $256,484 and $12,752,307, respectively. Repayments of portfolio investments for the three months ended March 31, 2011 and 2010 totaled $250,000 and $1,050,000, respectively.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	March 31, 2011		December 31, 2010

Cost:
Senior secured loans	$19,513,255	14.1%	$19,468,293	13.4%
Subordinated notes	105,993,767	76.4%	104,864,032	72.2%
Equity	10,946,741	7.9%	17,452,154	12.0%
Warrants	2,214,505	1.6%	3,521,962	2.4%

Total	$138,668,268	100.0%	$145,306,441	100.0%

Fair value:
Senior secured loans	$16,139,629	11.2%	$16,302,829	11.6%
Subordinated notes	107,223,505	74.7%	106,323,193	75.2%
Equity	13,540,318	9.4%	13,622,546	9.6%
Warrants	6,748,200	4.7%	5,092,910	3.6%

Total	$143,651,652	100.0%	$141,341,478	100.0%

All investments made by the Fund as of March 31, 2011 and December 31, 2010, have been made in portfolio companies located in the United States. The following tables show portfolio composition by geographic region at cost and fair value and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	March 31, 2011		December 31, 2010

Cost:
Midwest	$40,907,449	29.5%	$40,796,916	28.1%
Southwest	30,961,373	22.3%	30,239,168	20.8%
Northeast	21,726,183	15.7%	29,452,499	20.3%
Southeast	26,543,274	19.1%	26,467,585	18.2%
West	18,529,989	13.4%	18,350,273	12.6%

Total	$138,668,268	100.0%	$145,306,441	100.0%

Fair value:
Midwest	$43,146,578	30.0%	$43,401,076	30.7%
Southwest	37,264,871	25.9%	34,914,855	24.7%
Northeast	21,909,203	15.3%	21,805,502	15.4%
Southeast	26,897,241	18.7%	26,809,225	19.0%
West	14,433,759	10.1%	14,410,820	10.2%

Total	$143,651,652	100.0%	$141,341,478	100.0%

At March 31, 2011, the Fund had one portfolio company investment that represented more than 10% of the total investment portfolio. Such investment represented 16.3% of the fair value of the portfolio and 13.5% of cost as of March 31, 2011. At December 31, 2010, the Fund had two portfolio company investments that each represented more than 10% of the total investment portfolio. Such investments represented 24.8% of the fair value of the portfolio and 21.1% of cost as of December 31, 2010.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

As of March 31, 2011, there were no investments on non-accrual status. As of December 31, 2010, there was one investment on non-accrual status which comprised 0.0% of the total portfolio on a fair value basis, and 5.5% of the total portfolio on a cost basis.

Note 4.	Fair Value Measurements

The Fund has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. Because the Fund’s portfolio investments generally do not have readily ascertainable market values, the Fund values its portfolio investments at fair value, as determined in good faith by the General Partner, based on input of management and an independent valuation firm, and under a valuation policy and a consistently applied valuation process.

Portfolio investments recorded at fair value in the consolidated financial statements are classified based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1 — Investments whose values are based on unadjusted, quoted prices for identical assets in an active market.

Level 2 — Investments whose values are based on quoted prices for similar assets in markets that are not active or model inputs that are observable, either directly or indirectly, for substantially the full term of the investment.

Level 3 — Investments whose values are based on inputs that are both unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Fund’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments classified as Level 3. As of March 31, 2011 and December 31, 2010, all of the Fund’s portfolio company investments are classified as Level 3. The fair value of the Fund’s total portfolio investments at March 31, 2011 and December 31, 2010 were $143,651,652 and $141,341,478, respectively.

In making the good faith determination of the value of portfolio investments, the General Partner engages an independent valuation firm to assist in the valuation of the Fund’s portfolio investment without a readily available market quotation. The Fund intends to continue consulting with an independent valuation firm relative to each portfolio investment at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. As of March 31, 2011, the General Partner consulted with the independent valuation firm in arriving at the Fund’s determination of fair value on seven of its portfolio company investments representing 57.0% of the total portfolio investments at fair value. As of December 31, 2010, the General Partner consulted with the independent valuation firm in arriving at the Fund’s determination of fair value on 16 of its portfolio company investments representing 100.0% of the total portfolio investments at fair value. The Fund also uses an internally developed investment rating system in connection with its investment oversight, portfolio management and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

In making the good faith determination of the value of portfolio investments, the Fund starts with the cost basis of the security, which includes the amortized original issue discount and PIK interest or dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. The Fund performs detailed valuations of its debt and equity investments on an individual basis, using market, income and yield approaches as appropriate.

Under the market approach, the Fund typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Fund derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, the Fund analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise value of private companies are based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, the Fund prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, the Fund considers various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Under the yield approach, the Fund uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Fund also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, estimated remaining life, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. The Fund estimates the remaining life of its debt investments to generally be the legal maturity date of the instrument, as the Fund generally intends to hold its loans to maturity. However, if the Fund has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date.

For the Fund’s Control investments, the Fund determines the fair value of debt and equity investments using a combination of market and income approaches. The valuation approaches for the Fund’s Control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with the Fund’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

For the Fund’s Affiliate or Non-Control/Non-Affiliate equity investments, the Fund uses a combination of market and income approaches as described above to determine the fair value.

For Affiliate or Non-Control/Non-Affiliate debt investments, the Fund generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Fund may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Due to the inherent uncertainty in the valuation process, the General Partner’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned.

The Fund’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Financial instruments classified as Level 3 in the fair value hierarchy represent the Fund’s investments in portfolio companies, see the consolidated schedules of investments for further description. The following table presents a reconciliation of activity for the Level 3 financial instruments:

	Senior
	Secured	Subordinated
	Loans	Notes	Equity	Warrants	Total

Balance, December 31, 2009	$14,801,858	$89,203,733	$17,690,221	$1,204,444	$122,900,256
Realized loss on investments	—	—	(2,307)	—	(2,307)
Net unrealized appreciation (depreciation)	(898,400)	(142,032)	(4,131,459)	(572,269)	(5,744,160)
Purchases of investment securities	250,000	11,750,000	2,307	750,000	12,752,307
Repayments of investments received	(200,000)	(850,000)	—	—	(1,050,000)
Interest and dividend income paid-in-kind	—	947,412	185,372	—	1,132,784
Accretion of original issue discount	39,421	50,593	63,571	—	153,585

Balance, March 31, 2010	$13,992,879	$100,959,706	$13,807,705	$1,382,175	$130,142,465

Balance, December 31, 2010	$16,302,829	$106,323,193	$13,622,546	$5,092,910	$141,341,478
Realized loss on investments			(6,627,973)	(1,307,457)	(7,935,430)
Net unrealized appreciation (depreciation)	(208,162)	(229,422)	6,423,185	2,962,747	8,948,348
Purchases of investment securities	250,000	—	6,484	—	256,484
Repayments of investments received	(250,000)	—	—	—	(250,000)
Interest and dividend income paid-in-kind	—	1,041,746	116,076	—	1,157,822
Accretion of original issue discount	44,962	87,988	—	—	132,950

Balance, March 31, 2011	$16,139,629	$107,223,505	$13,540,318	$6,748,200	$143,651,652

The total change in unrealized appreciation (depreciation) included in the consolidated statements of operations attributable to Level 3 investments still held at March 31, 2011 and 2010, was $1,019,402 and $(5,744,160), respectively.

Note 5.	Net Assets Represented by Partners’ Capital

As of March 31, 2011, the Fund had received irrevocable commitments from investors to contribute capital of $77,978,571. As of March 31, 2011 and December 31, 2010, the Fund had made capital calls totaling $56,897,014 and $49,897,014, respectively. During the year ended December 31, 2010, the Fund made a capital distribution totaling $1,500,000. The Fund did not make any distributions during the three months ended March 31, 2011 and 2010.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Net profits and losses are generally allocated to the General Partner and the Limited Partners (collectively, the “Partners”) as follows:

Net Profits:

(1) First, 100% to all Partners in proportion to their respective commitments until the cumulative amount of net profit allocated to the Limited Partners equals the Preferred Return, as defined in the Agreement;

(2) Second, 100% to the General Partner until the General Partner has been allocated on a cumulative basis an amount of net profit equal to 20% of the cumulative amounts previously allocated to all Partners pursuant to (a) above; and

(3) Thereafter, 80% to all Partners in proportion to their respective commitments, and 20% to the General Partner.

If the Fund has accumulated net losses, they are allocated to all Partners having positive capital accounts in proportion to, and to the extent of, their respective positive capital accounts. As described in Note 6, certain partners are not charged management fees; therefore, losses associated with management fees are specifically allocated to Partners who pay management fees. Net losses that occur in periods after net profits have been allocated are allocated in reverse order of the previously allocated net profits.

Distributions from the Fund are made in the following order and amounts:

(1) First, 100% to all Partners (including the General Partner) in proportion to their respective commitments until the Limited Partners have received distributions equal to their funded capital contributions related to investments or partnership expenses, as of the date of distribution.

(2) Second, 100% to all Partners (including the General Partner) in proportion to their respective commitments until the Limited Partners have received current or prior distributions equal to the Preferred Return, as defined in the Agreement, as of the date of distribution.

(3) Third, to the General Partner until the General Partner has received current or prior distributions (including tax distributions attributable to its Carried Interest, as defined in the Agreement) equal to 20% of the cumulative distributions made to all Partners pursuant to (2) above; and

(4) Any remaining balance will be distributed 80% to all Partners (including the General Partner) in proportion to their respective commitments, and 20% to the General Partner.

The Agreement also includes, among other things, provisions for in-kind distributions, escrow of certain distributions and tax distributions. The Fund’s ability to make distributions is limited by the SBIC Act.

Note 6.	Management Fees and Related Parties

The Fund has a management agreement with the Management Company to manage the day-to-day operational and investment activities of the Fund. During the first five years of the Fund’s operations, the Fund pays the Management Company, each fiscal quarter in advance, 0.5% of the sum of (i) the Fund’s Regulatory Capital (as defined in the SBIC Act), (ii) any Permitted Distribution as defined by the Partnership Agreement, and (iii) an assumed two tiers (two times) of outstanding SBA debenture leverage on the sum of clauses (i) and (ii) up to the maximum amount as determined by the SBA, currently $150.0 million. Following the initial five year period, the Fund will pay the Management Company, each fiscal quarter in advance, 0.5% of the then outstanding aggregate cost of investments for active portfolio companies of the Fund. The General Partner and any Limited Partners who are members of the General Partner are not charged management fees. At March 31, 2011, one of the Limited Partners of the Fund is also a member of the General Partner.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Gross management fees for the three months ended March 31, 2011 and 2010, were $1,036,213 and $1,035,907, respectively. Typically a portfolio company pays certain transaction fees in connection with the Fund’s investments. These fees are related to structuring and advisory services provided by the Management Company, and in accordance with the Fund’s limited partnership agreement, such fees are recorded as a direct offset to the gross amount of management fees. For the three months ended March 31, 2011 and 2010, management fees were reduced by transaction fees received from portfolio companies totaling $0 and $280,000, respectively.

Note 7.	Debt

Credit facility:  In April 2009, the Fund obtained an $8,000,000 unsecured line of credit with American Bank & Trust. In June 2010, the Fund amended its unsecured line of credit, decreasing the committed amount to $5,000,000 and extending the term to June 3, 2011. The purpose of the line is to provide short-term liquidity to the Fund. Interest accrues monthly at a rate equal to the greater of (i) the prime rate (3.25% at March 31, 2011) plus 0.75%, or (ii) 6%. There were $750,000 and $0 principal borrowings outstanding on the unsecured line of credit as of March 31, 2011 and December 31, 2010, respectively. For the three months ended March 31, 2011 and 2010, interest and fee amortization expense on the unsecured line of credit amounted to $4,250 and $10,000, respectively.

SBA debentures:  The Fund uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. The SBA made an initial commitment to issue $100,000,000 in the form of debenture securities to the Fund on or before September 30, 2012, and during 2010 made a commitment to issue an additional $30,000,000 on or before September 30, 2014. Unused commitments at both March 31, 2011 and December 31, 2010, were $36,500,000. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Fund’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

As of March 31, 2011 and December 31, 2010, the Fund has issued SBA debentures which mature as follows:

Pooling	Maturity	Fixed	March 31,	December 31,
Date(1)	Date	Interest Rate	2011	2010

3/26/2008	3/1/2018	6.188%	$24,750,000	$24,750,000
9/24/2008	9/1/2018	6.442%	11,950,000	11,950,000
3/25/2009	3/1/2019	5.337%	19,750,000	19,750,000
9/23/2009	9/1/2019	4.950%	10,000,000	10,000,000
3/24/2010	3/1/2020	4.825%	13,000,000	13,000,000
9/22/2010	9/1/2020	3.932%	12,500,000	12,500,000
3/29/2011	3/1/2021	4.801%	1,550,000	1,550,000

			$93,500,000	$93,500,000

(1)	The SBA has two scheduled pooling dates for debentures (in March and in September). Certain debentures drawn during the reporting periods may not be pooled until the subsequent pooling date.

Interest on SBA debentures is payable semi-annually on March 1 and September 1. For the three months ended March 31, 2011 and 2010, interest and fee amortization expense on outstanding SBA debentures amounted to $1,320,035 and $1,078,345 respectively. As of March 31, 2011 and December 31, 2010, accrued interest payable totaled $426,920 and $1,638,862, respectively. The weighted average fixed interest rate for all SBA debentures as of March 31, 2011 and December 31, 2010 was 5.4% and 5.3%, respectively.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Deferred financing costs as of March 31, 2011 and December 31, 2010, are as follows:

	March 31,	December 31,
	2011	2010

SBA debenture commitment fees	$1,300,000	$1,300,000
SBA debenture leverage fees	2,267,375	2,267,375
Line of credit fees	40,000	40,000

Subtotal	3,607,375	3,607,375
Accumulated amortization	(901,302)	(812,118)

Net deferred financing costs	$2,706,073	$2,795,257

Note 8.	Commitments and Contingencies

Commitments:  As of March 31, 2011 and December 31, 2010, the Fund had one outstanding revolver commitment to a portfolio company for $500,000, all of which was unfunded. Such commitments involve elements of credit risk in excess of the amounts recognized in the consolidated statements of assets and liabilities.

Indemnifications:  In the normal course of business, the Fund enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings:  In the normal course of business, the Fund may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not believe these proceedings will have a material adverse effect on the Fund’s consolidated financial statements.

Note 9.	Financial Highlights

Financial highlights for the Fund for the three months ended March 31, 2011 and 2010, were as follows:

	Three Months Ended March 31,
	2011(1)	2010(1)

Ratio to average net assets (annualized)(2):
Total expenses	18.1%	17.0%
Net investment income	15.8%	19.4%
Total return(3)	23.0%	(30.1)%

(1)	The amounts and ratios reflected in the financial highlights above represent the amounts for the limited partners only.

(2)	Annualized ratios, based on the average of the beginning and ending amounts of each quarter.

(3)	Total return based upon the net increase (decrease) in net assets resulting from operations during the period divided by average net assets. A limited partner’s return may vary from these returns based on participation in different expense arrangements (as applicable).

These financial highlights may not be indicative of the future performance of the Fund.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements (unaudited) — (Continued)

Note 10.	Subsequent Events

On April 6, 2011, the Fund invested $8,125,000 of subordinated debt and equity securities in Nobles Manufacturing, Inc., a leading manufacturer of ammunition feed systems and components and centrifugal dryers.

On April 12, 2011, the Fund invested $4,750,000 of subordinated debt and equity securities in Medsurant Holdings, LLC, a provider of intraoperative monitoring technology and services.

Report of Independent Registered Public Accounting Firm

To the General Partner
Fidus Mezzanine Capital, L.P.
Evanston, Illinois

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Fidus Mezzanine Capital, L.P. (the “Fund”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fidus Mezzanine Capital, L.P. as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As explained in Note 4, the consolidated financial statements include investments valued at $141,341,478 (272% of net assets) and $122,900,256 (254% of net assets) as of December 31, 2010 and 2009, respectively, whose fair values have been estimated by management in the absence of readily ascertainable fair values.

/s/  McGladrey & Pullen, LLP

Chicago, Illinois
February 23, 2011

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Assets and Liabilities

	December 31,
	2010	2009

ASSETS
Investments, at fair value
Control investments (cost: $26,985,897 and $23,982,238, respectively)	$29,419,402	$24,023,266
Affiliate investments (cost: $24,413,389 and $14,781,970, respectively)	26,860,320	16,566,970
Non-control/non-affiliate investments (cost: $93,907,155 and $88,023,402, respectively)	85,061,756	82,310,020

Total investments at fair value (cost: $145,306,441 and $126,787,610, respectively)	141,341,478	122,900,256
Cash and cash equivalents	1,757,139	2,671,884
Interest receivable	1,141,357	1,275,878
Deferred financing costs (net of accumulated amortization of $812,118 and $465,051, respectively)	2,795,257	2,501,612
Prepaid expenses and other assets	341,558	300,572

Total assets	147,376,789	129,650,202

LIABILITIES
SBA debentures	93,500,000	79,450,000
Accrued interest payable	1,638,862	1,283,641
Due to affiliates	958	182,251
Accounts payable and other liabilities	232,305	253,359

Total liabilities	95,372,125	81,169,251

Net assets	$52,004,664	$48,480,951

Net assets represented by partners’ capital
Contributed capital (net of syndication costs of $75,167)	$49,821,847	$49,821,847
Capital distributions	(1,500,000)	—
Accumulated net investment income	17,056,508	8,096,871
Accumulated realized losses on investments	(9,408,720)	(5,550,413)
Accumulated net unrealized depreciation on investments	(3,964,971)	(3,887,354)

Total net assets represented by partners’ capital	$52,004,664	$48,480,951

See Notes to Consolidated Financial Statements.

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Operations

	Years Ended December 31,
	2010	2009	2008

Investment Income:
Interest and fee income
Control investments	$3,097,915	$2,120,482	$698,780
Affiliate investments	2,376,552	2,110,399	2,039,244
Non-control/non-affiliate investments	11,634,449	8,314,153	3,480,952

Total interest and fee income	17,108,916	12,545,034	6,218,976
Dividend income
Control investments	442,368	398,603	302,055
Non-control/non-affiliate investments	360,592	1,182,351	931,047

Total dividend income	802,960	1,580,954	1,233,102
Interest on idle funds and other income	72,882	57,753	51,791

Total investment income	17,984,758	14,183,741	7,503,869

Expenses:
Management fee	4,144,546	4,084,496	3,781,827
Less: management fee offset	(708,427)	(1,115,066)	(694,500)
Interest expense	4,961,565	3,688,066	1,994,386
Professional fees	223,038	286,145	130,474
Other expenses	404,399	144,463	47,740

Total expenses	9,025,121	7,088,104	5,259,927

Net investment income	8,959,637	7,095,637	2,243,942

Net realized and unrealized gains (losses) on investments:
Realized loss on control investments	—	(3,740,595)	—
Realized loss on affiliate investments	—	(1,809,818)	—
Realized loss on non-control/non-affiliate investments	(3,858,307)	—	—
Net change in unrealized depreciation on investments	(77,617)	(3,137,354)	(750,000)

Net loss on investments	(3,935,924)	(8,687,767)	(750,000)

Net increase (decrease) in net assets resulting from operations	$5,023,713	$(1,592,130)	$1,493,942

See Notes to Consolidated Financial Statements.

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Changes in Net Assets

	General	Limited
	Partner	Partners	Total

Balances at December 31, 2007	$1,595,112	$17,995,541	$19,590,653
Capital contributions	948,490	10,539,996	11,488,486
Net increase (decrease) resulting from operations:
Net investment income	465,785	1,778,157	2,243,942
Net change in unrealized depreciation on investments	(65,402)	(684,598)	(750,000)

Balances at December 31, 2008	2,943,985	29,629,096	32,573,081
Capital contributions	1,440,882	16,059,118	17,500,000
Net increase (decrease) resulting from operations:
Net investment income	877,708	6,217,929	7,095,637
Realized loss from investments	(484,015)	(5,066,398)	(5,550,413)
Net change in unrealized depreciation on investments	(273,588)	(2,863,766)	(3,137,354)

Balances at December 31, 2009	4,504,972	43,975,979	48,480,951
Capital distributions	(130,805)	(1,369,195)	(1,500,000)
Net increase (decrease) resulting from operations:
Net investment income	1,080,953	7,878,684	8,959,637
Realized loss from investments	(336,458)	(3,521,849)	(3,858,307)
Net change in unrealized depreciation on investments	(6,768)	(70,849)	(77,617)

Balances at December 31, 2010	$5,111,894	$46,892,770	$52,004,664

See Notes to Consolidated Financial Statements.

Fidus Mezzanine Capital, L.P.

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2010	2009	2008

Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$5,023,713	$(1,592,130)	$1,493,942
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized depreciation on investments	77,617	3,137,354	750,000
Realized loss on investments	3,858,307	5,550,413	—
Interest and dividend income paid-in-kind	(4,397,721)	(4,342,615)	(2,444,162)
Accretion of original issue discount	(612,887)	(553,291)	(386,434)
Amortization of deferred financing costs	347,068	251,291	177,094
Purchase of investments	(31,678,778)	(50,842,797)	(42,617,250)
Principal payments received on debt securities	14,312,240	—	2,000,000
Changes in operating assets and liabilities:
Interest receivable	134,521	(664,914)	(179,481)
Prepaid expenses and other assets	(40,986)	(13,292)	1,313
Accrued interest payable	355,221	529,493	696,641
Due to affiliates	(181,293)	173,195	9,056
Accounts payable and other liabilities	(21,051)	(29,338)	(7,311)

Net cash used in operating activities	(12,824,029)	(48,396,631)	(40,506,592)

Cash Flows from Financing Activities
Proceeds received from SBA debentures	14,050,000	33,000,000	46,450,000
Principal payments on credit facility	—	—	(15,250,000)
Payment of deferred financing costs	(640,716)	(800,251)	(1,126,412)
Capital contributions	—	17,500,000	11,488,486
Capital distributions	(1,500,000)	—	—

Net cash provided by financing activities	11,909,284	49,699,749	41,562,074

Net (decrease) increase in cash and cash equivalents	(914,745)	1,303,118	1,055,482
Cash and cash equivalents:
Beginning of year	2,671,884	1,368,766	313,284

End of year	$1,757,139	$2,671,884	$1,368,766

Supplemental disclosure of cash flow information cash payments for interest	$4,259,275	$2,878,949	$1,120,651

See Notes to Consolidated Financial Statements.

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments
December 31, 2010

Portfolio Company / Type of		Rate		Principal			Percent of
Investment(1)(2)(3)	Industry	Cash/PIK(4)	Maturity	Amount	Cost	Fair Value	Net Assets

Control Investments(5)
Connect-Air International, Inc.	Specialty Distribution
Subordinated Note		12.5%/3.0%	09/06/13	$4,314,967	$4,314,967	$4,314,967
Preferred Interest(6)		0.0%/10.0%	09/03/14		4,643,025	4,643,025

Sub Total					8,957,993	8,957,993	17%
Worldwide Express Operations, LLC	Transportation Services
Subordinated Note		0.0%/14.0%	02/01/14	8,348,609	8,348,609	8,348,609
Subordinated Note		0.0%/14.0%	02/01/14	9,757,158	9,408,905	9,757,159
Warrant (213,381 units)(7)					—	2,022,010
Common Units (51,946 units)(7)					270,390	333,631

Sub Total					18,027,905	20,461,409	39%

Total Control Investments					26,985,897	29,419,402	57%

Affiliate Investments(5)
Avrio Technology Group, LLC	Electronic Control Supplier
Subordinated Note		13.0%/3.0%	10/15/15	8,124,876	8,124,876	8,124,876
Common Units (1,000 units)(7)					1,000,000	1,000,000

Sub Total					9,124,876	9,124,876	18%
Paramount Building Solutions, LLC	Retail Cleaning
Subordinated Note		12.0%/4.0%	02/15/14	5,993,043	5,993,043	6,052,975
Common Units (107,143 units)(7)					1,500,000	3,887,000

Sub Total					7,493,043	9,939,975	19%
Westminster Cracker Company, Inc.	Specialty Cracker Manufacturer
Subordinated Note		14.0%/4.0%	11/17/14	6,795,470	6,795,470	6,795,470
Common Units (1,000,000 units)					1,000,000	1,000,000

Sub Total					7,795,470	7,795,470	15%

Total Affiliate Investments					24,413,389	26,860,320	52%

Non-Control/Non-Affiliate Investments(5)
Brook & Whittle Limited	Specialty Printing
Subordinated Note		12.0%/4.8%	02/09/14	6,020,894	6,020,894	6,020,894
Subordinated Note		12.0%/2.0%	02/09/14	2,076,936	1,894,690	2,076,938
Warrant (1,011 shares)					285,000	384,700

Sub Total					8,200,583	8,482,532	16%
Caldwell & Gregory, LLC	Laundry Services
Subordinated Note		12.5%/1.5%	04/23/15	8,059,822	8,059,822	8,059,822
Preferred Units (11,628 units)(7)					1,162,786	1,376,490
Common Units (4,464 units)(7)					4,464	219,400

Sub Total					9,227,072	9,655,712	19%
Casino Signs & Graphics, LLC	Niche Manufacturing
Senior Secured Loan		2.0%/0.0%	12/31/16	4,500,000	4,500,000	1,163,828	2%

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments — (Continued)
December 31, 2010

Portfolio Company / Type of		Rate		Principal			Percent of
Investment(1)(2)(3)	Industry	Cash/PIK(4)	Maturity	Amount	Cost	Fair Value	Net Assets

Fairchild Industrial Products Company	Industrial Products
Subordinated Note		13.0%/0.0%	07/24/14	$650,000	$650,000	$650,000
Subordinated Note		13.0%/4.0%	07/24/14	8,500,000	8,500,000	8,500,000

Sub Total					9,150,000	9,150,000	18%
Goodrich Quality Theaters, Inc.	Movie Theaters
Subordinated Note		12.8%/0.0%	03/31/15	12,500,000	11,859,958	12,500,000
Warrant (71 shares)					750,000	2,080,000

Sub Total					12,609,958	14,580,000	28%
Interactive Technology Solutions, LLC	Government IT Services
Subordinated Note		12.0%/3.0%	12/31/2015	5,027,500	5,027,500	5,027,500
Common Units (499 units)					500,000	500,000

Sub Total					5,527,500	5,527,500	11%
Jan-Pro Holdings, LLC	Commercial Cleaning
Subordinated Note		12.5%/2.5%	3/18/2015	7,340,513	7,340,513	7,340,513
Preferred Equity (750,000 shares)					750,000	663,000

Sub Total					8,090,513	8,003,513	15%
K2 Industrial Services, Inc.
Subordinated Note	Industrial Cleaning & Coatings	14.0%/1.5%	2/27/2014	8,000,000	8,000,000	8,240,000	16%
Pure Earth, Inc.	Environmental Services
Preferred Equity (6,300 shares)(8)		10.0%/4.0%	3/3/2013		6,104,575	—
Preferred Equity (50,000 shares)(8)		0.0%/15.0%	N/A		516,913	—
Warrant (767,375 shares)					1,307,457	—

Sub Total					7,928,945	—	0%
Simplex Manufacturing Co.	Aerospace Manufacturing
Senior Secured Loan(9)		N/A	1/13/2011	—	—	—
Senior Secured Loan		14.0%/0.0%	10/31/2013	4,550,000	4,182,280	4,139,000
Warrant (24 shares)					710,000	150,000

Sub Total					4,892,280	4,289,000	8%
TBG Anesthesia Management, LLC	Healthcare Services
Senior Secured Loan		13.5%/0.0%	11/10/2014	11,000,000	10,786,012	11,000,000
Warrant (263 shares)					276,070	456,200

Sub Total					11,062,082	11,456,200	22%

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments — (Continued)
December 31, 2010

Portfolio Company / Type of		Rate		Principal			Percent of
Investment(1)(2)(3)	Industry	Cash/PIK(4)	Maturity	Amount	Cost	Fair Value	Net Assets

Tulsa Inspection Resources, Inc.	Oil & Gas Services
Subordinated Note		14.0%/0.0%	3/12/2014	$4,000,000	$3,876,315	$3,865,000
Subordinated Note		17.5%/0.0%	3/12/2014	648,471	648,471	648,471
Warrant (6 shares)					193,435	—

Sub Total					4,718,221	4,513,471	9%

Total Non-Control/Non-Affiliate Investments					93,907,155	85,061,756	164%

Total Investments					$145,306,441	$141,341,478	272%

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.

(2)	See Note 3 to the Financial Statements for portfolio composition by geographic location.

(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(4)	Rate includes the stated cash interest or dividend rate and stated paid-in-kind interest or dividend rate, if any.

(5)	See Note 2 — Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.

(6)	Income producing.

(7)	Investment is held by a wholly-owned subsidiary of the Fund.

(8)	Investment was on non-accrual status at December 31, 2010.

(9)	The entire commitment was unfunded at December 31, 2010. As such, no interest is being earned on this investment.

See Notes to Consolidated Financial Statements.

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments
December 31, 2009

Portfolio Company / Type of		Rate		Principal			Percent of
Investment(1)(2)(3)	Industry	Cash/PIK(4)	Maturity	Amount	Cost	Fair Value	Net Assets

Control Investments(5)
Connect-Air International, Inc.	Specialty Distribution
Subordinated Note		12.5%/3.0%	09/06/13	$4,186,178	$4,186,178	$4,186,178
Preferred Interest(6)		0.0%/10.0%	09/03/14		4,200,658	3,785,000

Sub Total					8,386,836	7,971,178	16%
Worldwide Express Operations, LLC	Transportation Services
Subordinated Note		0.0%/14.0%	02/01/14	7,276,976	7,276,976	7,276,976
Subordinated Note		0.0%/14.0%	02/01/14	8,504,722	8,048,036	8,504,722
Warrant (213,281 units)(7)					—	—
Common Units (51,946 units)(7)					270,390	270,390

Sub Total					15,595,402	16,052,088	33%

Total Control Investments					23,982,238	24,023,266	50%

Affiliate Investments(5)
Paramount Building Solutions, LLC	Retail Cleaning
Subordinated Note		12.0%/4.0%	02/15/14	5,755,248	5,755,248	5,755,248
Common Units (107,143 units)(7)					1,500,000	3,285,000

Sub Total					7,255,248	9,040,248	19%
Westminster Cracker Company, Inc.
Subordinated Note	Specialty Cracker Manufacturer	13.0%/4.0%	11/17/14	6,526,722	6,526,722	6,526,722
Common Units (1,000,000 units)					1,000,000	1,000,000

Sub Total					7,526,722	7,526,722	16%

Total Affiliate Investments					14,781,970	16,566,970	34%

Non-Control/Non-Affiliate Investments(5)
Bob’s Discount Furniture, LLC	Retail
Subordinated Note		12.5%/3.5%	12/19/13	11,325,109	11,325,109	11,325,109	23%
						—
Brook & Whittle Limited	Specialty Printing
Subordinated Note		12.0%/4.8%	02/09/14	5,739,268	5,739,268	5,739,268
Subordinated Note		12.0%/2.0%	02/09/14	2,035,844	1,798,557	1,930,114
Warrant (1,011 shares)					285,000	153,444

Sub Total					7,822,825	7,822,826	16%
Caldwell & Gregory, LLC	Laundry Services
Subordinated Note		12.5%/1.5%	04/23/15	7,940,049	7,940,049	7,940,049
Preferred Units (11,628 units)(7)					1,162,786	1,255,809
Common Units (4,464 units)(7)					4,464	250,000

Sub Total					9,107,299	9,445,858	19%
Casino Signs & Graphics, LLC	Niche Manufacturing
Senior Secured Loan(8)		4.0%/0.0%	12/31/12	2,950,000	2,950,000	2,672,307
Senior Secured Loan(8)		0.0%/4.0%	12/31/14	5,353,000	5,353,000	—

Sub Total					8,303,000	2,672,307	6%

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments — (Continued)
December 31, 2009

Portfolio Company / Type of		Rate		Principal			Percent of
Investment(1)(2)(3)	Industry	Cash/PIK(4)	Maturity	Amount	Cost	Fair Value	Net Assets

Fairchild Industrial Products Company	Industrial Products
Subordinated Note		13.0%/0.0%	07/24/14	$2,500,000	$2,500,000	$2,500,000
Subordinated Note		13.0%/4.0%	07/24/14	8,500,000	8,500,000	8,500,000

Sub Total					11,000,000	11,000,000	23%
Jan-Pro Holdings, LLC	Commercial Cleaning
Subordinated Note		12.5%/2.0%	03/18/15	7,181,916	7,181,916	7,181,916
Preferred Equity (750,000 shares)					750,000	565,000

Sub Total					7,931,916	7,746,916	16%
K2 Industrial Services, Inc.
Subordinated Note	Industrial Cleaning & Coatings	13.0%/3.0%	02/27/14	8,000,000	8,000,000	8,000,000	17%
Pure Earth, Inc.	Environmental Services
Preferred Equity (6,300 shares)		10.0%/4.0%	3/3/2013		5,909,036	6,774,717
Preferred Equity (50,000 shares)		0.0%/10.0%	N/A		504,306	504,306
Warrant (767,375 shares)					1,307,457	65,000

Sub Total					7,720,799	7,344,023	15%
Simplex Manufacturing Co.	Aerospace Manufacturing
Subordinated Note		13.0%/0.0%	10/31/2013	4,550,000	4,059,473	4,129,551
Warrant (24 shares)					710,000	780,449

Sub Total					4,769,473	4,910,000	10%
TBG Anesthesia Management, LLC	Healthcare Services
Senior Secured Loan		14.0%/0.0%	11/10/2014	8,000,000	7,736,044	8,000,000
Warrant (263 shares)					276,070	12,114

Sub Total					8,012,114	8,012,114	17%
Tulsa Inspection Resources, Inc.	Oil & Gas Services
Subordinated Note		14.0%/0.0%	3/12/2014	4,000,000	3,837,432	3,837,432
Warrant (6 shares)					193,435	193,435

Sub Total					4,030,867	4,030,867	8%

Total Non-Control/Non-Affiliate Investments					88,023,402	82,310,020	170%

Total Investments					$126,787,610	$122,900,256	254%

(1)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.

(2)	See Note 3 to the Financial Statements for portfolio composition by geographic location.

(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(4)	Rate includes the stated cash interest or dividend rate and stated paid-in-kind interest or dividend rate, if any.

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments — (Continued)
December 31, 2009

(5)	See Note 2 — Significant Accounting Policies, Investment Classification for definitions of Control and Affiliate classifications.

(6)	Income producing.

(7)	Investment is held by a wholly-owned subsidiary of the Fund.

(8)	Investment was on non-accrual status at December 31, 2009.

See Notes to Consolidated Financial Statements.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements

Note 1.	Organization and Nature of Business

Fidus Mezzanine Capital, L.P. (the “Fund”), a Delaware limited partnership, was formed on February 19, 2007, to provide customized mezzanine debt and equity financing solutions to lower middle-market companies located in the United States. The general partner of the Fund is Fidus Mezzanine Capital GP, LLC, a Delaware limited liability company (the “General Partner”).

The Fund commenced operations on May 1, 2007, and on October 22, 2007, the Fund was granted a license to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). The SBIC license allows the Fund to obtain leverage by issuing SBA-guaranteed debentures (“SBA debentures”), subject to the issuance of a leverage commitment by the SBA and other customary procedures. As an SBIC, the Fund is subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958 (as amended “SBIC Act”), concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

The Fund has a term of the later of: a) ten (10) years from the commencement date (May 1, 2017), provided that the General Partner may extend the initial term by up to two additional one-year periods upon notice to the Limited Partners or b) two (2) years after the expiration of the final SBA debenture maturity. The General Partner has entered into an investment advisory agreement with Fidus Capital, LLC (the “Management Company”) under which the Management Company manages the day-to-day operations of, and provides investment advisory services to, the Fund.

Note 2.	Significant Accounting Policies

Basis of presentation:  The accompanying consolidated financial statements of the Fund have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), as established by the Financial Accounting Standards Board (“FASB”). These consolidated financial statements reflect the guidance in the Accounting Standards Codification (“ASC”), which is the single source of authoritative GAAP recognized by the FASB. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of estimates:  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation:  In accordance with Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (“AICPA”), the Fund will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. As a result, the consolidated financial statements of the Fund include the accounts of the Fund and its wholly-owned investment company subsidiaries. All significant intercompany balances and transactions have been eliminated.

Fair value of financial instruments:  The Fund applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. The Fund believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, SBA debentures, accounts payable and accrued liabilities approximate the fair

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

values of such items due to their short maturity or comparable interest rates. The Fund accounts for its portfolio investments at fair value. See Note 4 to the consolidated financial statements.

Investment classification:  The Fund classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control investments” are defined as investments in those companies where the Fund owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate investments” are defined as investments in those companies where the Fund owns between 5% and 25% of the voting securities of such company. “Non-control/non-affiliate investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments:  In accordance with ASC Topic 280 — Segment Reporting, the Fund has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents:  Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Fund places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Deferred financing costs:  Deferred financing costs include SBA debenture commitment and leverage fees which have been capitalized and are amortized on a straight-line basis into interest expense over the term of the debenture agreement (10 years). Deferred financing costs also include costs related to the Fund’s revolving credit facility. These costs have been capitalized and are amortized into interest expense over the term of the credit facility.

Revenue recognition:  The Fund’s revenue recognition policies are as follows:

Investments and related investment income:  Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the cost basis of the investment. Changes in the fair value of investments, as determined by the General Partner through the application of the Fund’s valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the consolidated statement of operations.

Interest, fee and dividend income:  Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when received.

The Fund has investments in its portfolio that contain a payment-in-kind (“PIK”) interest or dividend provision, which represents contractual interest or dividends accrued and added to the principal balance that generally becomes due at maturity. The Fund will not accrue PIK interest or dividends if the portfolio company valuation indicates that the PIK interest or dividends is not collectible.

In connection with its debt investments, the Fund will sometimes receive warrants or other equity-related securities (“Warrant”). The Fund determines the cost basis of the Warrant based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrant received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrant is treated as original issue discount (“OID”) and accreted into interest income based on the effective interest method over the life of the debt security.

Non-accrual:  Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Income taxes:  The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and Limited Partners are responsible for reporting their share of the Partnership’s income or loss on their income tax returns. Accordingly, the Fund is not subject to income taxes.

The Fund has certain wholly-owned taxable subsidiaries, each of which generally holds one of its portfolio investments listed on the consolidated schedule of investments. The taxable subsidiaries are consolidated for financial reporting purposes, such that the Fund’s consolidated financial statements reflect the Fund’s investment in the portfolio companies owned by the taxable subsidiaries. The purpose of the taxable subsidiaries is to permit the Fund to hold equity investments in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass through entities) while preserving certain tax benefits for the Fund’s partners. When LLCs (or other pass through entities) are owned by the taxable subsidiaries, their income is taxed to the taxable subsidiary and does not flow through to the Fund’s partners. The taxable subsidiaries are not consolidated with the Fund for income tax purposes and may generate either income from any tax distributions received from the portfolio company or income tax expense as a result of their ownership of the portfolio companies. Any such income or expense is reflected in the consolidated statements of operations.

Historically, no material taxes have been payable or paid in connection with the activities of any of the Fund’s taxable subsidiaries and the Fund has not accrued any taxes at this time because no tax liability is anticipated at this time.

ASC Topic 740 — Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions at December 31, 2010. The 2007 through 2009 tax years remain subject to examination by U.S. federal and most state tax authorities.

Recent accounting standards:  In January 2010, the FASB issued Accounting Standards Update (“ASU”) 2010-06 — Fair Value Measurements and Disclosure — Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC Topic 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. ASU 2010-06 also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. On January 1, 2010, we adopted ASU 2010-06 and included the required disclosures in Note 4.

Subsequent events:  In February 2010, the FASB issued ASU Topic 855 — Subsequent Events. This ASU amended its authoritative guidance related to subsequent events to alleviate potential conflicts with current SEC guidance. The adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

Note 3.	Portfolio Company Investments

The Fund’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Fund also often receives nominally priced equity warrants and/or makes direct equity investments. The Fund’s warrants or equity investments may be in a holding company related to the portfolio company. In addition, the Fund periodically makes equity investments in its portfolio companies through a wholly-owned taxable subsidiary which owns the equity securities of the underlying operating company. In both situations, the name of the operating company is reflected on the consolidated schedule of investments.

As of December 31, 2010, the Fund had debt and equity investments in 17 portfolio companies with an aggregate fair value of $141,341,478 and a weighted average effective yield on its debt investments of 15.0%. At December 31, 2010, the Fund held equity ownership in approximately 82% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 9%. As of December 31, 2009, the Fund held debt and equity investments in 15 portfolio companies with an aggregate fair value of $122,900,256 and a weighted average effective yield on its debt investments of 15.6%. At December 31, 2009, the Fund held equity ownership in approximately 73% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 10%. The weighted average yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2010 and 2009, including accretion of original issue discount but excluding any debt investments on non-accrual status.

Purchases of debt and equity investments for the years ended December 31, 2010, 2009 and 2008, totaled $31,678,778, $50,842,797, and $42,617,250, respectively. Repayments of portfolio investments for the years ended December 31, 2010, 2009 and 2008, totaled $14,312,240, $0, and $2,000,000, respectively.

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	December 31, 2010		December 31, 2009

Cost:
Senior secured loans	$19,468,293	13.4%	$20,098,517	15.8%
Subordinated notes	104,864,032	72.2%	88,615,491	69.9%
Equity	17,452,154	12.0%	15,301,640	12.1%
Warrants	3,521,962	2.4%	2,771,962	2.2%

Total	$145,306,441	100.0%	$126,787,610	100.0%

Fair value:
Senior secured loans	$16,302,829	11.6%	$14,801,858	12.0%
Subordinated notes	106,323,193	75.2%	89,203,733	72.6%
Equity	13,622,546	9.6%	17,690,221	14.4%
Warrants	5,092,910	3.6%	1,204,444	1.0%

Total	$141,341,478	100.0%	$122,900,256	100.0%

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

All investments made by the Fund as of December 31, 2010 and 2009, have been made in portfolio companies located in the United States. The following tables show portfolio composition by geographic region at cost and fair value and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio companies business.

	December 31, 2010		December 31, 2009

Cost:
Midwest	$40,796,916	28.1%	$16,012,114	12.7%
Southwest	30,239,168	20.8%	26,881,517	21.2%
Northeast	29,452,499	20.3%	34,395,455	27.1%
Southeast	26,467,585	18.2%	28,039,215	22.1%
West	18,350,273	12.6%	21,459,309	16.9%

Total	$145,306,441	100.0%	$126,787,610	100.0%

Fair value:
Midwest	$43,401,076	30.7%	$16,012,114	13.0%
Southwest	34,914,855	24.7%	29,123,203	23.7%
Northeast	21,805,502	15.4%	34,018,680	27.7%
Southeast	26,809,225	19.0%	28,192,774	22.9%
West	14,410,820	10.2%	15,553,485	12.7%

Total	$141,341,478	100.0%	$122,900,256	100.0%

At December 31, 2010, the Fund had two portfolio company investments that each represented more than 10% of the total investment portfolio. Such investments represented 24.8% of the fair value of the portfolio and 21.1% of cost as of December 31, 2010. At December 31, 2009, the Fund had one portfolio company investment that represented more than 10% of the total investment portfolio. Such investment represented 13.1% of the fair value of the portfolio and 12.3% of cost as of December 31, 2009.

As of December 31, 2010, there was one investment on non-accrual status which comprised 0.0% of the total portfolio on a fair value basis, and comprised 5.5% of the total portfolio on a cost basis. As of December 31, 2009, there was one investment on non-accrual status which comprised 2.2% of the total portfolio on a fair value basis, and 6.5% of the total portfolio on a cost basis.

Note 4.	Fair Value Measurements

The Fund has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. Because the Fund’s portfolio investments generally do not have readily ascertainable market values, the Fund values its portfolio investments at fair value, as determined in good faith by the General Partner, based on input of management and an independent valuation firm, and under a valuation policy and a consistently applied valuation process.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

Portfolio investments recorded at fair value in the consolidated financial statements are classified based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1 — Investments whose values are based on unadjusted, quoted prices for identical assets in an active market.

Level 2 — Investments whose values are based on quoted prices for similar assets in markets that are not active or model inputs that are observable, either directly or indirectly, for substantially the full term of the investment.

Level 3 — Investments whose values are based on inputs that are both unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Fund’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments classified as Level 3. As of December 31, 2010 and 2009, all of the Fund’s portfolio company investments are classified as Level 3. The fair value of the Fund’s total portfolio investments at December 31, 2010 and 2009, were $141,341,478 and $122,900,256, respectively.

In making the good faith determination of the value of portfolio investments, the General Partner engaged an independent valuation firm to assist in the valuation of each portfolio investment without a readily available market quotation as of December 31, 2010. The Fund intends to continue consulting with an independent valuation firm relative to each portfolio investment at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. The Fund consulted with the independent valuation firm in arriving at the Fund’s determination of fair value on 16 of its portfolio company investments for the year ended December 31, 2010, representing 100% of the total portfolio investments at fair value as of December 31, 2010. The Fund also uses an internally developed investment rating system in connection with its investment oversight, portfolio management and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments.

In making the good faith determination of the value of debt securities, the Fund starts with the cost basis of the security, which includes the amortized original issue discount and PIK interest or dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. The Fund performs detailed valuations of its debt and equity investments on an individual basis, using market, income and yield approaches as appropriate.

Under the market approach, the Fund typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Fund derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, the Fund analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise value of private companies are based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

Under the income approach, the Fund prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, the Fund considers various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Under the yield approach, the Fund uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Fund also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made.

For the Fund’s Control investments, the Fund determines the fair value of debt and equity investments using a combination of market and income approaches. The valuation approaches for the Fund’s Control investments estimate the value of the investment if it were to sell, or exit, the investment, assuming the highest and best use of the investment by market participants. In addition, these valuation approaches consider the value associated with the Fund’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

For the Fund’s Affiliate or Non-Control/Non-Affiliate equity investments, the Fund uses a combination of market and income approaches as described above to determine the fair value.

For Affiliate or Non-Control/Non-Affiliate debt investments, the Fund generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Fund may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

Due to the inherent uncertainty in the valuation process, the General Partner’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned.

The Fund’s investments are subject to market risk. Market risk is the potential for changes in the value of investments due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

Financial instruments classified as Level 3 in the fair value hierarchy represent the Fund’s investments in portfolio companies, see the consolidated schedules of investments for further description. The following table presents a reconciliation of activity for the Level 3 financial instruments:

	Senior
	Secured	Subordinated
	Loans	Notes	Equity	Warrants	Total

Balance, December 31, 2008	$6,150,000	$52,467,860	$16,779,673	$451,787	$75,849,320
Realized loss on investments	—	(1,428,006)	(4,122,407)	—	(5,550,413)
Net unrealized appreciation (depreciation)	(5,796,372)	734,984	2,025,882	(101,848)	(3,137,354)
Purchases of investment securities	14,273,930	33,621,565	2,092,797	854,505	50,842,797
Interest and dividend income paid-in-kind	53,000	3,622,359	667,256	—	4,342,615
Accretion of original issue discount	121,300	184,971	247,020	—	553,291

Balance, December 31, 2009	14,801,858	89,203,733	17,690,221	1,204,444	122,900,256
Realized loss on investments	(3,853,000)	—	(5,307)	—	(3,858,307)
Net unrealized appreciation (depreciation)	2,131,193	870,916	(6,218,192)	3,138,466	(77,617)
Purchases of investment securities	3,950,000	25,473,471	1,505,307	750,000	31,678,778
Repayments of investments received	(900,000)	(13,412,240)	—	—	(14,312,240)
Interest and dividend income paid-in-kind	—	3,874,998	522,723	—	4,397,721
Accretion of original issue discount	172,778	312,315	127,794	—	612,887

Balance, December 31, 2010	$16,302,829	$106,323,193	$13,622,546	$5,092,910	$141,341,478

The total change in unrealized appreciation (depreciation) included in the consolidated statements of operations attributable to Level 3 investments still held at December 31, 2010 and 2009, was $(3,930,617) and $(4,450,429), respectively.

Note 5.	Net Assets Represented by Partners’ Capital

As of December 31, 2010, the Fund had received irrevocable commitments from investors to contribute capital of $77,978,571. As of December 31, 2010, 2009 and 2008, the Fund had made capital calls totaling $49,897,014, $49,897,014 and $32,397,014, respectively. During the year ended December 31, 2010, the Fund made a capital distribution totaling $1,500,000. The Fund did not make any distributions during the years ended December 31, 2009 and 2008.

Net profits and losses are generally allocated to the General Partner and the Limited Partners (collectively, the “Partners”) as follows:

Net Profits:

(1) First, 100% to all Partners in proportion to their respective commitments until the cumulative amount of net profit allocated to the Limited Partners equals the Preferred Return, as defined in the Agreement;

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

(2) Second, 100% to the General Partner until the General Partner has been allocated on a cumulative basis an amount of net profit equal to 20% of the cumulative amounts previously allocated to all Partners pursuant to (a) above; and

(3) Thereafter, 80% to all Partners in proportion to their respective commitments, and 20% to the General Partner.

If the Fund has accumulated net losses, they are allocated to all Partners having positive capital accounts in proportion to, and to the extent of, their respective positive capital accounts. As described in Note 6, certain partners are not charged management fees; therefore, losses associated with management fees are specifically allocated to Partners who pay management fees. Net losses that occur in periods after net profits have been allocated are allocated in reverse order of the previously allocated net profits.

Distributions from the Fund are made in the following order and amounts:

(1) First, 100% to all Partners (including the General Partner) in proportion to their respective commitments until the Limited Partners have received distributions equal to their funded capital contributions related to investments or partnership expenses, as of the date of distribution.

(2) Second, 100% to all Partners (including the General Partner) in proportion to their respective commitments until the Limited Partners have received current or prior distributions equal to the Preferred Return, as defined in the Agreement, as of the date of distribution.

(3) Third, to the General Partner until the General Partner has received current or prior distributions (including tax distributions attributable to its Carried Interest, as defined in the Agreement) equal to 20% of the cumulative distributions made to all Partners pursuant to (2) above; and

(4) Any remaining balance will be distributed 80% to all Partners (including the General Partner) in proportion to their respective commitments, and 20% to the General Partner.

The Agreement also includes, among other things, provisions for in-kind distributions, escrow of certain distributions and tax distributions. The Fund’s ability to make distributions is limited by the SBIC Act.

Note 6.	Management Fees and Related Parties

The Fund has a management agreement with the Management Company to manage the day-to-day operational and investment activities of the Fund. During the first five years of the Fund’s operations, the Fund pays the Management Company, each fiscal quarter in advance, 0.5% of the sum of (i) the Fund’s Regulatory Capital (as defined in the SBIC Act), (ii) any Permitted Distribution as defined by the Partnership Agreement, and (iii) an assumed two tiers (two times) of outstanding SBA debenture leverage on the sum of clauses (i) and (ii) above, up to the maximum amount as determined by the SBA, currently $150.0 million. Following the initial five year period, the Fund will pay the Management Company, each fiscal quarter in advance, 0.5% of the then outstanding aggregate cost of investments for active portfolio companies of the Fund. The General Partner and any Limited Partners who are members of the General Partner are not charged management fees. At December 31, 2010, one of the Limited Partners of the Fund is also a member of the General Partner.

Gross management fees for the years ended December 31, 2010, 2009 and 2008, were $4,144,546, $4,084,496 and $3,781,827, respectively. Typically a portfolio company pays certain transaction fees in connection with the Fund’s investments. These fees are related to structuring and advisory services provided by the Management Company, and in accordance with the Fund’s limited partnership agreement, such fees are recorded as a direct offset to the gross amount of management fees. For the years ended December 31, 2010, 2009 and 2008, management fees were reduced by transaction fees received from portfolio companies totaling $708,427, $1,115,066 and $694,500, respectively.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

Note 7.	Debt

Credit facility:  In April 2009, the Fund obtained an $8,000,000 unsecured line of credit with American Bank & Trust. In June 2010, the Fund amended its unsecured line of credit, decreasing the committed amount to $5,000,000 and extending the term to June 3, 2011. The purpose of the line is to provide short-term liquidity to the Fund. Interest accrues monthly at a rate equal to the greater of (i) the prime rate (3.25% at December 31, 2010) plus 0.75%, or (ii) 6%. There were no principal borrowings outstanding on the unsecured line of credit as of December 31, 2010 and 2009. For the years ended December 31, 2010, 2009 and 2008, interest and fee amortization expense on the unsecured line of credit amounted to $23,792, $51,667 and $73,719, respectively.

SBA debentures:  The Fund uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. The SBA made an initial commitment to issue $100,000,000 in the form of debenture securities to the Fund on or before September 30, 2012, and during 2010 made a commitment to issue an additional $30,000,000 on or before September 30, 2014. Unused commitments at December 31, 2010 and 2009, were $36,500,000 and $20,550,000, respectively. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Fund’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

As of December 31, 2010 and 2009, the Fund has issued SBA debentures which mature as follows:

Pooling	Maturity	Fixed	December 31,
Date(1)	Date	Interest Rate	2010	2009

03/26/08	03/01/18	6.188%	$24,750,000	$24,750,000
09/24/08	09/01/18	6.442%	11,950,000	11,950,000
03/25/09	03/01/19	5.337%	19,750,000	19,750,000
09/23/09	09/01/19	4.950%	10,000,000	10,000,000
03/24/10	03/01/20	4.825%	13,000,000	13,000,000
09/22/10	09/01/20	3.932%	12,500,000	—
03/23/11	(2)	(2)	1,550,000	—

			$93,500,000	$79,450,000

(1)	The SBA has two scheduled pooling dates for debentures. Certain debentures drawn during the years ended December 31, 2010 and 2009, were not pooled until the following year.

(2)	These debentures will pool in March 2011 at which time the current short-term interim interest rate will reset to a higher long-term fixed interest rate.

Interest on SBA debentures accrues at the pooled interest rate plus an annual charge of 0.717% and is payable semi-annually on March 1 and September 1. For the years ended December 31, 2010, 2009, and 2008, interest and fee amortization expense on outstanding debentures amounted to $4,937,773, $3,636,399 and $1,920,667, respectively. As of December 31, 2010 and 2009, accrued interest payable totaled $1,638,862 and $1,283,641, respectively. The weighted average cost of borrowing for the years ended December 31, 2010, 2009 and 2008, was 4.62%, 5.08% and 5.55%, respectively.

Fidus Mezzanine Capital, L.P.

Notes to Consolidated Financial Statements — (Continued)

Deferred financing costs as of December 31, 2010 and 2009, are as follows:

	December 31,
	2010	2009

SBA debenture commitment fees	$1,300,000	$1,000,000
SBA debenture leverage fees	2,267,375	1,926,663
Line of credit fees	40,000	40,000

Subtotal	3,607,375	2,966,663
Accumulated amortization	(812,118)	(465,051)

Net deferred financing costs	$2,795,257	$2,501,612

Note 8.	Commitments and Contingencies; Subsequent Events

Commitments:  As of December 31, 2010, the Fund had one outstanding revolver commitment to a portfolio company for $500,000, all of which was unfunded. On February 9, 2011, the Fund extended the maturity date of this commitment to April 25, 2011. As of December 31, 2009, the Fund had one outstanding revolver commitment, with a portfolio investment company for $3,000,000, of which, $50,000 was unfunded. Such commitments involve elements of credit risk in excess of the amounts recognized in the consolidated statements of assets and liabilities.

Indemnifications:  In the normal course of business, the Fund enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings:  In the normal course of business, the Fund may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not believe these proceedings will have a material adverse effect on the Fund’s consolidated financial statements.

Note 9.	Financial Highlights

Financial highlights for the Fund for the years ended December 31, 2010, 2009 and 2008, were as follows:

	Years Ended December 31,
	2010(1)	2009(1)	2008(1)

Ratio to average net assets(2):
Total expenses	20.1%	16.3%	21.1%
Net investment income	18.5%	15.0%	7.4%
Total return(3)	10.1%	(4.1)%	4.5%

(1)	The amounts and ratios reflected in the financial highlights above represent the amounts for the limited partners only.

(2)	Calculated based upon the average of the amounts at the end of each quarter within the year.

(3)	Total return based upon the annual net increase (decrease) in net assets resulting from operations divided by average net assets. A limited partner’s return may vary from these returns based on participation in different expense arrangements (as applicable).

These financial highlights may not be indicative of the future performance of the Fund.

Report of Independent Registered Public Accounting Firm

To the General Partner
Fidus Mezzanine Capital, L.P.
Evanston, Illinois

Our audits of the consolidated financial statements referred to in our report dated February 23, 2011, (included elsewhere in this Registration Statement on Form N-2), also included the consolidated financial statement schedule of investments in and advances to affiliates of Fidus Mezzanine Capital, L.P. (the “Fund”) in this Form N-2. This schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audits of the consolidated financial statements.

In our opinion, the consolidated financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Our report dated February 23, 2011, relating to the consolidated financial statements includes an emphasis paragraph relating to investments whose fair values have been estimated by management in the absence of readily ascertainable fair values as of December 31, 2010 and 2009.

/s/  McGladrey & Pullen, LLP

Chicago, Illinois
February 23, 2011

Fidus Mezzanine Capital, L.P.

Consolidated Schedule of Investments in and Advances to Affiliates

	Interest, Fees
	and Dividends
Portfolio Company / Type of	Credited to	December 31,	Gross	Gross	December 31,
Investment(1)	Income(2)	2009 Value	Additions(3)	Reductions(4)	2010 Value

Control Investments
Connect-Air International, Inc.
Subordinated Note	$665,411	$4,186,178	$128,789	$—	$4,314,967
Preferred Units	442,368	3,785,000	858,026	—	4,643,026

Sub Total	1,107,779	7,971,178	986,815	—	8,957,993
Worldwide Express Operations, LLC
Subordinated Note	1,071,633	7,276,976	1,071,633	—	8,348,609
Subordinated Note	1,360,871	8,504,722	1,360,870	108,433	9,757,159
Warrant	—	—	2,022,010	—	2,022,010
Common Units	—	270,390	63,241	—	333,631

Sub Total	2,432,504	16,052,088	4,517,754	108,433	20,461,409

Total Control Investments	$3,540,283	$24,023,266	$5,504,569	$108,433	$29,419,402

Affiliate Investments
Avrio Technology Group, LLC
Subordinated Note	$266,005	$—	$8,124,876	$—	$8,124,876
Common Units	—	—	1,000,000	—	1,000,000

Sub Total	266,005	—	9,124,876	—	9,124,876
Paramount Building Solutions, LLC
Subordinated Note	951,179	5,755,248	297,726	—	6,052,974
Common Units	—	3,285,000	602,000	—	3,887,000

Sub Total	951,179	9,040,248	899,726	—	9,939,974
Westminster Cracker Company, Inc.
Subordinated Note	1,159,368	6,526,722	268,748	—	6,795,470
Common Units	—	1,000,000	—	—	1,000,000

Sub Total	1,159,368	7,526,722	268,748	—	7,795,470

Total Affiliate Investments	$2,376,552	$16,566,970	$10,293,350	$—	$26,860,320

This schedule should be read in conjunction with the consolidated financial statements, including the consolidated schedule of investments and notes to consolidated financial statements.

(1)	The principal amount, the ownership detail for equity investments, and if the investment is income producing is shown in the consolidated schedules of investments.

(2)	Represents the total amount of interest, fees or dividends included in income during the year. Investments are classified as Control or Affiliate investments based upon their applicable designation as of December 31, 2010.

(3)	Gross additions include increases in the cost basis of the investments resulting from additional investments, payment-in-kind of interest or dividends, and accretion of original issue discount. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments, if any. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Shares

Fidus Investment Corporation

Common Stock

PROSPECTUS

          , 2011

Morgan Keegan

Baird

BB&T Capital Markets
A Division of Scott & Stringfellow, LLC

Oppenheimer & Co.

Through and including          , 2011 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

FIDUS INVESTMENT CORPORATION

PART C

Other Information

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Fidus Mezzanine Capital, L.P. are provided in Part A of this Registration Statement:

Consolidated Statements of Assets and Liabilities — March 31, 2011 (unaudited) and December 31, 2010
Consolidated Statements of Operations — Three Months Ended March 31, 2011 (unaudited) and 2010 (unaudited)
Consolidated Statements of Changes in Net Assets — Three Months Ended March 31, 2011 (unaudited) and 2010 (unaudited)
Consolidated Statements of Cash Flows — Three Months Ended March 31, 2011 (unaudited) and 2010 (unaudited)
Consolidated Schedules of Investments — March 31, 2011 (unaudited) and December 31, 2010

Notes to Consolidated Financial Statements (unaudited)

Consolidated Statements of Assets and Liabilities — December 31, 2010 and 2009
Consolidated Statements of Operations — Years Ended December 31, 2010, 2009 and 2008
Consolidated Statements of Changes in Net Assets — Years Ended December 31, 2010, 2009 and 2008
Consolidated Statement of Cash Flows — Years Ended December 31, 2010, 2009 and 2008
Consolidated Schedules of Investments — December 31, 2010 and 2009

Notes to Consolidated Financial Statements

Consolidated Schedule of Investments in and Advances to Affiliates

(2)	Exhibits

(a)(1)	Form of Amended and Restated Articles of Incorporation of Fidus Investment Corporation(1)
(a)(2)	Amended and Restated Certificate of Limited Partnership of Fidus Mezzanine Capital, L.P.(2)
(b)(1)	Bylaws of Fidus Investment Corporation(1)
(b)(2)	Amended and Restated Agreement of Limited Partnership for Fidus Mezzanine Capital, L.P.(2)
(c)	Not applicable
(d)	Form of Stock Certificate of Fidus Investment Corporation(1)
(e)	Form of Dividend Reinvestment Plan(1)
(f)(1)	Debentures Guaranteed by the SBA(2)
(f)(2)	Agreement to Furnish Certain Instruments(2)
(g)	Form of Investment Advisory Agreement between Registrant and Fidus Investment Advisors, LLC(1)
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Form of Custodian Agreement(2)
(k)(1)	Form of Administration Agreement between Registrant and Fidus Investment Advisors, LLC(1)
(k)(2)	Form of Trademark License Agreement between Registrant and Fidus Partners, LLC(2)
(l)	Opinion and Consent of Nelson Mullins Riley & Scarborough, LLP(1)
(m)	Not applicable
(n)(1)	Consent of McGladrey & Pullen, LLP(2)
(n)(2)	Consent of Proposed Director - Wayne F. Robinson(1)
(n)(3)	Consent of Proposed Director - Charles D. Hyman(1)
(n)(4)	Consent of Proposed Director - Charles G. Phillips(1)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Code of Ethics of Registrant, Fidus Mezzanine Capital L.P. and Fidus Investment Advisors, LLC (2)

(1)	Previously filed in connection with Fidus Investment Corporation’s registration statement on Form N-2 Pre-Effective Amendment No. 2 (File No. 333-172550) filed on April 29, 2011.

(2)	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$9,404
FINRA filing fee	8,550
Nasdaq Global Market listing fees	75,000
Printing expenses	150,000	(1)
Legal fees and expenses	1,000,000	(1)
Accounting fees and expenses	317,750	(1)
Miscellaneous	89,296	(1)

Total	$1,650,000	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

Item 28.	Persons Controlled by or Under Common Control

None

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of April 30, 2011.

Number of Record
Title of Class	Holders

Common Stock, $0.001 par value	0

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our articles of incorporation authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Fidus Investment Advisors, LLC and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Fidus Investment Advisors, LLC’s services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Fidus Investment Advisors, LLC and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Fidus Investment Advisors, LLC’s services under the Administration Agreement or otherwise as our administrator.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which Fidus Investment Advisors, LLC, and each managing director, director or executive officer of Fidus Investment Advisors, LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding the Fidus Investment Advisors, LLC and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-72285), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201;

(2) the Transfer Agent, American Stock Transfer & Trust Company, LLC, 59 Maiden Lane, Plaza Level, New York, New York 10038;

(3) the Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

(4) Fidus Investment Advisors, LLC, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1) We undertake to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) We undertake that:

(a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Evanston, Illinois, on the 25th day of May, 2011.

Fidus Investment Corporation

By:	/s/ EDWARD H. ROSS
Name:     Edward H. Ross

Title:	Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ EDWARD H. ROSS Edward H. Ross	Chairman and Chief Executive Officer (Principal Executive Officer)	May 25, 2011

/s/ CARY L. SCHAEFER Cary L. Schaefer	Chief Financial Officer (Principal Financial and Accounting Officer)	May 25, 2011

* Thomas C. Lauer	Director	May 25, 2011

*By:	/s/ EDWARD H. ROSS
     Edward H. Ross
     Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement on Form N-5 to be signed on its behalf by the undersigned, thereunto duly authorized, in Evanston, Illinois, on the 25th day of May, 2011.

Fidus Mezzanine Capital, L.P.

By:	Fidus Mezzanine Capital GP, LLC, its General
Partner

By:	/s/ EDWARD H. ROSS
Name:     Edward H. Ross

Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement on Form N-5 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ EDWARD H. ROSS Edward H. Ross	Manager (Principal Executive Officer) of the General Partner	May 25, 2011

/s/ CARY L. SCHAEFER Cary L. Schaefer	Chief Financial Officer (Principal Financial and Accounting Officer) of the General Partner	May 25, 2011